UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

John H. Streur
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2016

Item 1. Report to Stockholders.

Calvert Social Investment Fund • Calvert Balanced Portfolio • Calvert Bond Portfolio • Calvert Equity Portfolio

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TABLE OF CONTENTS

4	President's Letter
6	Balanced Portfolio Management Discussion
10	Bond Portfolio Management Discussion
13	Equity Portfolio Management Discussion
16	Understanding Your Fund’s Expenses
18	Report of Independent Registered Public Accounting Firm
19	Schedules of Investments
57	Statements of Assets and Liabilities
60	Statements of Operations
62	Statements of Changes in Net Assets
68	Notes to Financial Statements
83	Financial Highlights
95	Proxy Voting
95	Availability of Quarterly Portfolio Holdings
96	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

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The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Senior Vice President, Lead Portfolio Manager, Head of Fixed Income	Brian S. Ellis, CFA Portfolio Manager
Joshua Linder, CFA Portfolio Manager	Christopher Madden, CFA Portfolio Manager
Kurt Moeller, CFA Portfolio Manager	Jade Huang Portfolio Manager
Market Review
For the 12-month period ended September 30, 2016, the S&P 500 Index rose 15.43% and the Russell 1000 Index rose 14.93% while the MSCI EAFE Index and MSCI Emerging Markets Index rose 6.52% and 16.78%, respectively.
The United States Federal Reserve Board (the “Fed”) raised interest rates only one time during the period. This was less than many observers had expected. Long-term government bond yields ended the period lower than where they began in nearly every major economy. The Japanese yen generally strengthened and the British pound weakened over the period, with the U.S. dollar remaining relatively stable vs. the Euro and the Chinese Yuan. Commodity prices fluctuated but most ended near their starting point, except for the price of gold increasing to over $1,300/oz., as of September 30, 2016.
The strong stock returns masked volatility which occurred during the twelve months. Stocks rallied to end 2015, then struggled in the first quarter of 2016, as investors became concerned about near-term economic growth. From April - September 2016 global stocks rallied as central banks kept interest rates low and economic data was generally positive.
The U.S. monthly jobs reports showed more new jobs created in June and July than in any previous month during 2016. The housing and consumer recovery continued to pick up steam. OPEC announced its first production cut in eight years in September. However, market reaction was muted as any negative effects are likely to be mitigated by U.S. producers’ ability to step in and fill outstanding demand. Inflation remained low, contributing to the decision by the Fed in September to maintain its steady-state interest rate policy, while indicating an increased probability of a December rate hike.
Investment Strategy and Technique
The Portfolio typically invests about 60% of its assets in equity securities and 40% in fixed income investments. The equity portion is primarily large-cap U.S. stocks. The fixed-income portion is primarily a variety of investment-grade debt securities. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making to inform our view of risk and opportunity factors.
Fund Performance Relative to the Benchmark
For the 12 months ending September 30, 2016, Calvert Balanced Portfolio Class A (at NAV) posted a return of 8.93%, underperforming the benchmark, the Russell 1000 Index, which returned 14.93%.
The Portfolio also underperformed a blended return from the Balanced Composite benchmark, a mix of market indexes that more closely reflects the Portfolio’s asset allocation strategy. The composite benchmark returned 11.43% for the period.

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CALVERT BALANCED PORTFOLIO
SEPTEMBER 30, 2016

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Apple, Inc.	2.9%
Verizon Communications, Inc.	1.5%
Microsoft Corp.	1.4%
Omnicom Group, Inc.	1.4%
CVS Health Corp.	1.4%
Wells Fargo & Co.	1.4%
Amgen, Inc.	1.4%
Merck & Co., Inc.	1.3%
Pfizer, Inc.	1.3%
Cisco Systems, Inc.	1.2%
Total	15.2%

Relative underperformance by the equity portion of the Portfolio compared with the Russell 1000 Index was the largest detractor during the period.
A year ago, we were expecting interest rates to rise after remaining low for many years. Instead, interest rates on long-term government bonds continued to move down globally. As we reassessed our interest rate view, we sold some insurance stocks, which invest over long time periods and are hurt by low rates.
We increased the Fund’s weighting in Information Technology, which continues to benefit from strong demand, especially for semiconductors and related equipment. With prices apparently stabilizing for energy and metals, we increased the Fund’s holdings in the Energy and Materials sectors.
Sector allocation was the biggest detractor from performance. In a falling rate environment, the Fund’s overweight to Financials and underweight in Utilities each hurt results.
Stock selection also hurt, with Information Technology being the biggest source of weakness. We continue to own Apple, whose stock struggled for much of 2016, but began rising in July after solid results. Reviews of Apple’s iPhone 7, launched in September, were mixed. But Apple’s stock moved up after reports of fires caused by the newest top-of-the-line phone from Samsung, Apple’s chief smartphone rival.
A positive contributor was global advertising agency Omnicom. Omnicom has skillfully navigated the shift toward digital advertising, and it continues to achieve strong organic revenue growth. Unlike main competitors WPP and Publicis, Omnicom is making only small acquisitions and returning lots of cash to shareholders through dividends and stock buybacks.
The Fixed Income allocation of the Portfolio outperformed during the period. Both the core fixed income and the unconstrained bond sleeves outperformed their benchmarks.

CALVERT BALANCED PORTFOLIO
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	4.79%	8.93%
Class C	4.36%	8.05%
Class I	4.98%	9.32%
Class Y	4.91%	9.15%
Russell 1000 Index	6.67%	14.93%
Balanced Composite Benchmark	5.13%	11.43%
Lipper Mixed-Asset Target Alloc. Growth Funds Average	5.31%	9.23%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.
Balanced Composite benchmark is comprised of 60% Russell 1000 Index and 40% Barclays U.S. Credit Index.

CALVERT BALANCED PORTFOLIO
SEPTEMBER 30, 2016

ASSET ALLOCATION	% OF TOTAL INVESTMENTS*
Equity	61.2%
Fixed Income	36.0%
Short-Term Investments	2.8%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

Outperformance for the period was primarily due to asset allocation decisions. The fixed income portion was broadly positioned to benefit from a recovery in U.S. dollar fixed income risk assets.
Specifically, an overweight to investment grade corporates, out of benchmark high-yield, non-agency CMBS, ABS and RMBS all helped outperform passive fixed income indexes.
The fixed income allocation maintained a relatively short interest rate duration throughout the period as we believed that the volatility associated with the low absolute return potential for a longer duration assets was not attractive. This was a slight detractor as interest rates declined during the period.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 7

Positioning and Market Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe U.S. stocks can continue to post solid performance, although probably not as robust as what we’ve experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels. Many international economies continue to be hindered by underlying structural and economic fiscal challenges, including Europe and Japan.
In the near-term, equity markets face several potential headwinds. The U.S. economy is in solid shape and benefiting from improved visibility into growth, but uncertainty around the outcome of the presidential election, the Fed’s anticipated December interest-rate hike, and political decisions in other parts of Europe post-Brexit could lead to increased volatility. However, accommodative monetary policy by central banks around the world should limit the downside.
Europe may experience a bit of a relief rally, benefiting from continued easing by the ECB and modest improvements in economic data, but structural problems remain. As we anticipated, the impact of Brexit on the global economy and the reaction by markets thus far has been relatively muted, but we are starting to see some implications in the UK with the pound declining and inflation picking-up. The potential for geopolitical turmoil in a number of different European countries is also still a risk that we continue to monitor.
While we remain cautious on China’s long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets.
Although volatility in the equity markets may pick up, this should also provide greater opportunities for stock picking. We believe our stock-selection strategy, which incorporates consideration of environmental, social, and governance (ESG) factors along with quantitative analysis, is well positioned for the current environment.

Vishal Khanduja, CFA	Brian S. Ellis, CFA

Joshua Linder, CFA	Christopher Madden, CFA

Kurt Moeller, CFA	Jade Huang
Calvert Investment Management, Inc.
September 2016

8 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT BALANCED PORTFOLIO
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year #	10 Year
Class A (with max. load)	CSIFX	3.76%	9.15%	4.28%
Class C (with max. load)	CSGCX	7.05%	8.65%	3.91%
Class I	CBAIX	9.32%	10.03%	5.30%
Class Y	CBAYX	9.15%	9.66%	4.85%
Russell 1000 Index		14.93%	16.41%	7.40%
Balanced Composite Benchmark		11.43%	11.74%	7.32%
Lipper Mixed-Asset Target Alloc. Growth Funds Average		9.23%	9.97%	5.06%

Calvert Balanced Portfolio first offered Class Y shares on April 30, 2013. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.
# The investment performance/return has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be different than the shareholder received during the reporting period. See Note I - Other in Notes to Financial Statements.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.97%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 9

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Senior Vice President, Lead Portfolio Manager, Head of Fixed Income	Brian S. Ellis, CFA Portfolio Manager
Market Review
U.S. Fixed Income markets provided positive returns for the twelve month period ending September 30, 2016. Lower interest rates and tighter risk asset spreads helped produce solid total and excess returns for the U.S. fixed income markets. Bloomberg Barclays U.S. Aggregate ended the period with a 5.19% total return. U.S. 10 year treasury yield ended the period 45 basis points lower at 1.6%.
During the fourth quarter of 2015, as widely expected, the FOMC raised the target range for the federal funds rate by 25bps to 25-50bps—nearly seven years to the date after moving to the zero lower bound.
After ending a challenging 2015 both Investment Grade and High Yield had a tumultuous first half of Q1 2016. Risk assets experienced continued volatility through their high correlation with commodity and currency markets, which remained highly volatile. Credit spreads reached post-crisis highs in many sectors, as oil prices reached new lows and uncertainty around the Chinese economy continued to dampen investors’ appetite for risk. After peaking in mid-February, however, spreads sharply recovered and continued to rally as financial conditions eased and U.S. fixed income markets experienced significant inflows.
Global financial markets experienced another significant jolt of volatility, although very short lived, on June 23, 2016 with an unexpected Brexit vote outcome. Risk markets quickly recovered and that started another wave of inflows into U.S. dollar fixed income markets. The significant recovery in the high-yield market continued, and the sector finished the quarter with the highest year-to-date return since 2009.
Investment Strategy and Technique
The Fund seeks to maximize current income, consistent with preservation of capital, through investment in bonds and other debt securities.
The Fund uses a relative value strategy, and typically invests at least 80% of its assets in bonds of any maturity. At least 80% of the Fund's assets will be invested in investment grade debt securities.
In conjunction with financial analysis, Calvert's comprehensive responsible investment principles guide the investment research process and decision-making.
Fund Performance Relative to the Benchmark
For the year ended September 30, 2016, Calvert Bond Portfolio Class A (at NAV) returned 5.96%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 5.19%.
Outperformance for the period was primarily due to asset allocation decisions. The Fund was broadly positioned to benefit from a valuation recovery in U.S. dollar fixed income risk assets. The Fund’s overweight to investment grade corporates, underweight to U.S. Treasuries and Agency MBS, along with allocation to out of benchmark high yield corporates and non-agency CMBS and RMBS all helped outperform the passive benchmark index for the period.
Within investment grade corporates an overweight to the communications subsector and positive security selection within financials and consumer related sectors boosted performance for the period.
The Fund maintained low interest rate duration throughout the period as we believed that the volatility associated with the low absolute return potential for higher duration assets was not attractive.
An allocation to cash and ABS positions related to the transportation sectors were notable detractors of performance for the period.

10 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

CALVERT BOND PORTFOLIO
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Common Stocks	—%
Corporate	49.8%
Financial Institutions	20.0%
Industrial	29.6%
Utility	0.2%
Government Related	3.3%
Agencies	0.7%
Local Authorities	2.3%
Supranational	0.3%
High Social Impact Investments	0.7%
Municipal	1.1%
Education	0.3%
Government Public Services	0.1%
Health Care	0.2%
Transportation	0.5%
Securitized	29.8%
Asset-Backed Securities	14.7%
Collateralized Mortgage Obligations	0.2%
Collateralized Mortgage-Backed Securities	11.4%
Mortgage-Backed Passthrough	3.5%
Short-term Investments	5.2%
Treasury	10.1%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

Positioning and Market Outlook
Divergent global monetary policies, volatility, and liquidity challenges will continue to strongly influence fixed income markets in the near future. The impact of divergence - opposing U.S. and global central bank policy directions - is likely to be reinforced as accumulating signs of strength in the U.S. economy increase the likelihood of another rate hike by the Federal Reserve (Fed) occurring before the end of 2016.
The United States has seen continued strength in consumer spending and employment growth. Mounting signs of inflation, albeit modest, are further building the case for more tightening.
We expect record corporate credit issuance to continue because of low interest rates and investors’ ongoing search for yield in the persistent low-rate environment. We continue to see value in some areas in corporate credit, specifically in credits with deleveraging stories or with minimal incentives or capacity to re-lever, and BBB-rated issuers look relatively attractive. However, we maintain a cautious approach,

CALVERT BOND PORTFOLIO
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	3.88%	5.96%
Class C	3.43%	5.05%
Class I	4.12%	6.35%
Class Y	4.05%	6.26%
Bloomberg Barclays U.S. Aggregate Bond Index	2.68%	5.19%
Bloomberg Barclays U.S. Credit Index	4.76%	8.30%
Lipper A Rated Corporate Debt Funds Average	4.60%	7.38%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	9/30/15	9/30/16
Class A	2.61%	2.05%
Class C	1.86%	1.16%
Class I	3.22%	2.45%
Class Y	2.97%	2.32%

especially as credit fundamentals have deteriorated further and risk premiums have compressed. Strong inflows and the global search for yield could continue to support valuations, though risk premiums are vulnerable to sudden changes to these technical factors, in our view.
We still favor non-benchmark securitized assets, including commercial mortgage-backed securities, asset-backed securities, and non-agency mortgage-backed securities because of their more attractive spreads and tendency to be less vulnerable than corporates to market volatility. These assets are tied to the U.S. economy, specifically to U.S. consumer and housing markets, a further positive in periods of high global economic uncertainty, volatility, and slow growth.

Vishal Khanduja, CFA	Brian S. Ellis, CFA
Calvert Investment Management, Inc.
September 2016

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 11

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT BOND PORTFOLIO
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year #	10 Year
Class A (with max. load)	CSIBX	1.96%	3.66%	3.77%
Class C (with max. load)	CSBCX	4.05%	2.81%	3.33%
Class I	CBDIX	6.35%	4.25%	4.77%
Class Y	CSIYX	6.26%	3.96%	4.40%
Bloomberg Barclays U.S. Aggregate Bond Index		5.19%	3.08%	4.79%
Bloomberg Barclays U.S. Credit Index		8.30%	4.83%	5.77%
Lipper A Rated Corporate Debt Funds Average		7.38%	4.19%	5.05%

Calvert Bond Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.
# The investment performance/return has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be different than the shareholder received during the reporting period. See Note I - Other in Notes to Financial Statements.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.89%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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PORTFOLIO MANAGEMENT DISCUSSION

Atlanta Capital Management Company
Market Review
Most major domestic indices were up 12-15% over the trailing twelve months. Strong returns for an environment where S&P 500 Index earnings actually declined year over year and GDP growth generally disappointed expectations. Volatility dominated the year as several market concerns were raised including slowing China and world GDP growth, weakness in commodities, the potential path of interest rates from the Federal Reserve and the surprising Brexit vote in late June. All of these concerns were short lived corrections and with the Fed remaining on hold and Brexit not immediately having an impact on European GDP, markets staged a low quality, “risk on” rally into August. The US labor market has had some small setbacks, but in general data continues to slowly improve and with unemployment under 5%, the market is now expecting a rate increase from the Federal Reserve before year end.
Investment Strategy and Technique
The Fund primarily invests in the common stocks of U.S. large-cap companies. The sub-advisor looks for companies with a demonstrated history of consistent growth and stability in earnings and whose equities are selling at attractive valuations. In conjunction with this independent financial analysis, companies must meet Calvert’s comprehensive responsible investment principles.

•	Domestic large-cap growth portfolio

•	Incorporates independent financial analysis and Calvert’s comprehensive responsible investment principles
Fund Performance Relative to the Benchmark
For the twelve-month period ending September 30, 2016, Calvert Equity Portfolio Class A shares (at NAV) returned 8.57%, underperforming both the Russell 1000 Growth Index, which returned 13.76% and the S&P 500 Index, which returned 15.43%. The Fund changed its benchmark from the S&P 500 Index to the Russell 1000 Growth Index during the period. Healthcare was the leading detractor to performance as general concerns around pricing and potential changes from the election weighed on the group. Perrigo’s disappointing outlook relative to expectations provided one of the largest single stock headwinds to performance. Financials also hurt performance as American Express lowered its outlook largely related to the loss of the Costco relationship and slowing trends in card usage. Industrials were the best performing sector in the period and positive stock selection from IDEX Corp, 3M and Danaher helped performance. Positive stock selection from Technology, including Amphenol Corp and Visa provided a tailwind to performance.

•	The Fund underperformed the Russell 1000 Growth Index during the period due to negative stock selection and sector allocation

•	The Fund maintains no exposure to the Telecom sector, and this was one of the largest detractors to performance as the market rewarded yield during this period of volatility

•	Positive stock selection in Energy, Industrials and Tech contributed to performance.
Positioning and Market Outlook
While there have been several headlines swirling in the market over the past year, the Presidential election and the potential increase in the Federal Funds rate appear to be the near term uncertainties. Global growth has remained lackluster yet stable. In the U.S., labor markets have slowly improved and an increase in the Federal Funds rate is anticipated before year end. Volatility will likely continue in the near term. We will maintain our discipline of searching for high quality growth stocks at a discount to intrinsic value. We believe our style of high quality investing is a good strategy for the later stages of the current bull market.
Atlanta Capital Management

September 2016

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 13

CALVERT EQUITY PORTFOLIO
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Information Technology	27.5%
Consumer Discretionary	19.5%
Health Care	19.3%
Consumer Staples	12.8%
Industrials	7.1%
Materials	5.1%
Financials	4.7%
Short-Term Investments	2.5%
High Social Impact Investments	0.6%
Limited Partnership Interest	0.6%
Venture Capital	0.3%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

CALVERT EQUITY PORTFOLIO
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	3.01%	8.57%
Class C	2.63%	7.73%
Class I	3.21%	9.01%
Class Y	3.18%	8.89%
Russell 1000 Growth Index	5.22%	13.76%
S&P 500 Index	6.40%	15.43%
Lipper Large-Cap Growth Funds Average	6.14%	10.80%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Alphabet, Inc.		4.8%
Visa, Inc.		4.7%
CVS Health Corp.		3.8%
Microsoft Corp.		3.5%
Lowe's Cos., Inc.		3.3%
Thermo Fisher Scientific, Inc.		3.3%
Dollar Tree, Inc.		3.1%
Ecolab, Inc.		3.0%
Amphenol Corp.		2.9%
Apple, Inc.		2.9%
Total		35.3%

14 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT EQUITY PORTFOLIO
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CSIEX	3.42%	12.67%	6.84%
Class C (with max. load)	CSECX	6.73%	12.94%	6.55%
Class I	CEYIX	9.01%	14.34%	7.93%
Class Y	CIEYX	8.89%	14.16%	7.65%
Russell 1000 Growth Index		13.76%	16.60%	8.85%
S&P 500 Index		15.43%	16.37%	7.24%
Lipper Large-Cap Growth Funds Average		10.80%	15.27%	7.74%

Calvert Equity Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.07%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 15

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Balanced and Equity each charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BALANCED	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	1.01%	$1,000.00	$1,047.90	$5.17
Hypothetical (5% return per year before expenses)	1.01%	$1,000.00	$1,019.95	$5.10
Class C
Actual	1.83%	$1,000.00	$1,043.60	$9.35
Hypothetical (5% return per year before expenses)	1.83%	$1,000.00	$1,015.85	$9.22
Class I
Actual	0.62%	$1,000.00	$1,049.80	$3.18
Hypothetical (5% return per year before expenses)	0.62%	$1,000.00	$1,021.90	$3.13
Class Y
Actual	0.73%	$1,000.00	$1,049.10	$3.74
Hypothetical (5% return per year before expenses)	0.73%	$1,000.00	$1,021.35	$3.69

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

16 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

BOND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.88%	$1,000.00	$1,038.80	$4.49
Hypothetical (5% return per year before expenses)	0.88%	$1,000.00	$1,020.60	$4.45
Class C
Actual	1.80%	$1,000.00	$1,034.30	$9.15
Hypothetical (5% return per year before expenses)	1.80%	$1,000.00	$1,016.00	$9.07
Class I
Actual	0.54%	$1,000.00	$1,041.20	$2.76
Hypothetical (5% return per year before expenses)	0.54%	$1,000.00	$1,022.30	$2.73
Class Y
Actual	0.62%	$1,000.00	$1,040.50	$3.16
Hypothetical (5% return per year before expenses)	0.62%	$1,000.00	$1,021.90	$3.13

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

EQUITY	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	1.05%	$1,000.00	$1,030.10	$5.33
Hypothetical (5% return per year before expenses)	1.05%	$1,000.00	$1,019.75	$5.30
Class C
Actual	1.84%	$1,000.00	$1,026.30	$9.32
Hypothetical (5% return per year before expenses)	1.84%	$1,000.00	$1,015.80	$9.27
Class I
Actual	0.68%	$1,000.00	$1,032.10	$3.45
Hypothetical (5% return per year before expenses)	0.68%	$1,000.00	$1,021.60	$3.44
Class Y
Actual	0.74%	$1,000.00	$1,031.80	$3.76
Hypothetical (5% return per year before expenses)	0.74%	$1,000.00	$1,021.30	$3.74

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Calvert Social Investment Fund:
We have audited the accompanying statements of assets and liabilities of the Calvert Balanced Portfolio, Calvert Bond Portfolio, and Calvert Equity Portfolio (collectively, the “Funds”), each a series of Calvert Social Investment Fund, including the schedules of investments, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Balanced Portfolio, Calvert Bond Portfolio, and Calvert Equity Portfolio as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

18 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 61.0%

Air Freight & Logistics - 1.0%
United Parcel Service, Inc., Class B	63,918	6,990,073

Auto Components - 0.8%
Delphi Automotive plc	74,267	5,296,722

Banks - 2.9%
Citigroup, Inc.	90,052	4,253,156
Community Bank of the Bay, Class A *	4,000	19,520
US Bancorp	134,472	5,767,504
Wells Fargo & Co.	211,838	9,380,187
		19,420,367

Beverages - 0.9%
PepsiCo, Inc.	57,277	6,230,019

Biotechnology - 2.1%
Amgen, Inc.	55,421	9,244,777
Gilead Sciences, Inc.	66,886	5,292,020
		14,536,797

Capital Markets - 1.8%
Ameriprise Financial, Inc.	42,876	4,277,738
Moody's Corp.	71,467	7,738,447
		12,016,185

Chemicals - 0.5%
PPG Industries, Inc.	35,909	3,711,554

Communications Equipment - 1.2%
Cisco Systems, Inc.	265,972	8,436,632

Consumer Finance - 1.8%
American Express Co.	83,251	5,331,394
Capital One Financial Corp. (a)	101,136	7,264,599
		12,595,993

Diversified Telecommunication Services - 2.6%
AT&T, Inc.	186,157	7,559,836
Verizon Communications, Inc.	198,241	10,304,567
		17,864,403

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Electric Utilities - 0.3%
Portland General Electric Co.	41,868	1,783,158

Energy Equipment & Services - 1.5%
FMC Technologies, Inc. *	160,574	4,764,231
Frank's International NV (b)	189,477	2,463,201
National Oilwell Varco, Inc.	76,161	2,798,155
		10,025,587

Equity Real Estate Investment Trusts (REITs) - 2.1%
American Campus Communities, Inc.	90,067	4,581,708
American Tower Corp.	40,414	4,580,119
Duke Realty Corp.	177,938	4,863,045
		14,024,872

Food & Staples Retailing - 1.8%
CVS Health Corp.	108,251	9,633,257
Kroger Co. (The)	95,405	2,831,620
		12,464,877

Food Products - 1.2%
General Mills, Inc.	49,212	3,143,662
Mondelez International, Inc., Class A	107,593	4,723,333
		7,866,995

Gas Utilities - 0.5%
ONE Gas, Inc.	21,341	1,319,727
UGI Corp.	48,165	2,178,985
		3,498,712

Health Care Equipment & Supplies - 2.0%
Danaher Corp.	88,861	6,965,814
St. Jude Medical, Inc.	85,234	6,798,264
		13,764,078

Health Care Providers & Services - 1.5%
HCA Holdings, Inc. *	61,196	4,628,254
McKesson Corp.	33,316	5,555,443
		10,183,697

Hotels, Restaurants & Leisure - 0.7%
Darden Restaurants, Inc.	73,156	4,485,926

Insurance - 3.1%
American Financial Group, Inc.	97,381	7,303,575
Prudential Financial, Inc.	95,721	7,815,619
Travelers Cos., Inc. (The)	51,185	5,863,242
		20,982,436

20 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Internet Software & Services - 1.2%
Alphabet, Inc., Class A *	10,372	8,339,710

IT Services - 3.7%
Accenture plc, Class A	43,661	5,334,064
Automatic Data Processing, Inc.	33,803	2,981,425
Cognizant Technology Solutions Corp., Class A *	92,296	4,403,442
DST Systems, Inc.	50,758	5,985,383
MasterCard, Inc., Class A	63,433	6,455,577
		25,159,891

Life Sciences - Tools & Services - 0.9%
Agilent Technologies, Inc.	130,578	6,148,918

Machinery - 3.5%
Cummins, Inc.	40,754	5,222,625
Dover Corp.	112,385	8,276,031
Fortive Corp.	44,430	2,261,487
Ingersoll-Rand plc	115,175	7,824,990
		23,585,133

Media - 2.0%
Comcast Corp., Class A	60,144	3,989,953
Omnicom Group, Inc.	114,067	9,695,695
		13,685,648

Metals & Mining - 0.7%
Reliance Steel & Aluminum Co.	67,891	4,890,189

Multi-Utilities - 0.2%
Avista Corp.	37,208	1,554,922

Multiline Retail - 1.2%
Target Corp.	116,997	8,035,354

Oil, Gas & Consumable Fuels - 1.5%
ONEOK, Inc.	82,319	4,230,374
Spectra Energy Corp.	145,599	6,224,357
		10,454,731

Personal Products - 1.1%
Unilever NV, NY Shares	159,478	7,351,936

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Pharmaceuticals - 3.8%
Johnson & Johnson	70,097	8,280,559
Merck & Co., Inc.	141,301	8,818,595
Pfizer, Inc.	254,978	8,636,105
		25,735,259

Professional Services - 0.6%
Robert Half International, Inc.	102,350	3,874,971

Semiconductors & Semiconductor Equipment - 0.9%
Intel Corp.	161,627	6,101,419

Software - 3.0%
Microsoft Corp.	169,353	9,754,733
Oracle Corp.	159,220	6,254,162
Synopsys, Inc. *	75,269	4,467,215
		20,476,110

Specialty Retail - 1.6%
Lowe's Cos., Inc.	75,529	5,453,949
TJX Cos., Inc. (The)	73,074	5,464,474
		10,918,423

Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	173,968	19,667,082

Trading Companies & Distributors - 0.7%
HD Supply Holdings, Inc. *	141,509	4,525,458

Venture Capital - 1.2%
Agraquest, Inc., Contingent Deferred Distribution *(c)(d)	1	67,429
CFBanc Corp. *(c)(d)	27,000	293,347
Consensus Orthopedics, Inc. *(c)(d)	180,877	153
Kickboard *(c)(d)	169,932	4,850
MACH Energy *(c)(d)	20,536	1,785
Neighborhood Bancorp, Class A *(c)(d)	10,000	—
Seventh Generation, Inc. *(c)(d)	150,222	7,902,983
Wild Planet Entertainment, Contingent Deferred Distribution *(c)(d)	1	11,942
Wind Harvest Co., Inc. *(c)(d)	8,696	—
		8,282,489

Wireless Telecommunication Services - 0.0%
NII Holdings, Inc. *	15,747	52,438

Total Common Stocks (Cost $380,796,796)		415,019,164

22 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
PREFERRED STOCKS - 0.1%
Venture Capital - 0.1%
Consensus Orthopedics, Inc.:
Series A-1 *(c)(d)	420,683	6,333
Series B *(c)(d)	348,940	5,679
Series C *(c)(d)	601,710	16,435
Kickboard:
Series A *(c)(d)	1,155,503	254,654
Series A2 *(c)(d)	404,973	88,287
LearnZillion, Inc.:
Series A *(c)(d)	169,492	129,916
Series A-1 *(c)(d)	108,678	95,745
Lumni, Inc., Series B *(c)(d)	17,265	123,006
MACH Energy:
Series A *(c)(d)	27,977	9,495
Series B *(c)(d)	26,575	11,481
		741,031

Total Preferred Stocks (Cost $1,032,578)		741,031

	ADJUSTED BASIS ($)	VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.2%
Coastal Venture Partners *(c)(d)	20,641	23,889
Commons Capital LP *(c)(d)	162,045	76,778
First Analysis Private Equity Fund IV LP*(c)(d)	66,786	551,855
GEEMF Partners LP *(c)(d)(e)	—	63,070
Global Environment Emerging Markets Fund LP*(c)(d)	—	220,418
Infrastructure and Environmental Private Equity Fund III LP*(c)(d)	—	17,860
Labrador Ventures III LP*(c)(d)	305,585	13,283
Learn Capital Venture Partners III LP*(c)(d)	657,000	625,750
New Markets Growth Fund LLC *(c)(d)	225,646	—
Solstice Capital LP *(c)(d)	—	53,491

Total Venture Capital Limited Partnership Interest (Cost $1,437,703)		1,646,394

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.0%
Kickboard Bridge Note, 8.00%, 11/1/17 (c)(d)	41,000	36,592

Total Venture Capital Debt Obligations (Cost $41,000)		36,592

ASSET-BACKED SECURITIES - 7.8%

Asset-Backed - Automobile - 0.5%
American Credit Acceptance Receivables Trust, Series 2014-1, Class B, 2.39%, 11/12/19 (f)	33,208	33,222
Capital Automotive REIT, Series 2014-1A, Class A, 3.66%, 10/15/44 (f)	1,000,000	1,000,730

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 23

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Carfinance Capital Auto Trust, Series 2013-2A, Class B, 3.15%, 8/15/19 (f)	316,358	318,339
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class B, 2.41%, 11/15/25 (f)	400,000	404,592
Skopos Auto Receivables Trust:
Series 2015-2A, Class A, 3.55%, 2/15/20 (f)	700,293	700,674
Series 2015-1A, Class A, 3.10%, 12/15/23 (f)	31,597	31,562
Series 2015-1A, Class B, 5.43%, 12/15/23 (f)	600,000	603,879
		3,092,998

Asset-Backed - Other - 7.1%
American Homes 4 Rent:
Series 2014-SFR1, Class B, 1.881%, 6/17/31 (f)(g)	270,000	268,594
Series 2014-SFR1, Class C, 2.281%, 6/17/31 (f)(g)	315,000	314,203
Series 2014-SFR1, Class E, 3.031%, 6/17/31 (f)(g)	1,000,000	981,754
Series 2014-SFR2, Class A, 3.786%, 10/17/36 (f)	1,257,756	1,359,211
Apidos CLO XXI, Series 2015-21A, Class C, 4.229%, 7/18/27 (f)(g)	300,000	290,796
AVANT Loans Funding Trust, Class A:
Series 2016-A, 4.11%, 5/15/19 (f)	231,970	233,015
Series 2016-B, 3.92%, 8/15/19 (f)	161,809	162,638
Series 2016-C, 2.96%, 9/16/19 (f)	303,541	304,000
Blue Elephant Loan Trust, Series 2015-1, Class A, 3.12%, 12/15/22 (f)	57,304	57,293
CAM Mortgage LLC, Series 2015-1:
Class A, 3.50%, 7/15/64 (f)(g)	57,649	57,648
Class M, 4.75%, 7/15/64 (f)(g)	1,700,000	1,672,074
Citi Held For Asset Issuance:
Series 2015-PM1, Class A, 1.85%, 12/15/21 (f)	133,768	133,651
Series 2015-PM2, Class B, 4.00%, 3/15/22 (f)	2,150,000	2,147,003
Series 2015-PM3, Class B, 4.31%, 5/16/22 (f)	750,000	751,356
Series 2016-MF1, Class A, 4.48%, 8/15/22 (f)	327,694	332,691
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (f)	2,010,595	2,016,007
Colony American Homes, Series 2014-1A, Class B, 1.881%, 5/17/31 (f)(g)	350,000	348,686
Colony Starwood Homes Trust, Series 2016-1A:
Class C, 3.181%, 7/17/33 (f)(g)	350,000	354,159
Class D, 3.631%, 7/17/33 (f)(g)	320,000	323,188
Conn Funding II LP, Series 2016-B:
Class A, 3.73%, 10/15/18 (f)	1,700,000	1,699,923
Class B, 7.34%, 3/15/19 (f)	200,000	199,890
Conn's Receivables Funding LLC:
Series 2016-A, Class A, 4.68%, 4/16/18 (f)	500,603	501,837
Series 2016-A, Class B, 8.96%, 8/15/18 (f)	150,000	151,484
Series 2015-A, Class A, 4.565%, 9/15/20 (f)	291,636	292,023
DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/45 (f)	1,576,000	1,584,195
Dell Equipment Finance Trust, Series 2014-1, Class C, 1.80%, 6/22/20 (f)	603,424	603,705
Driven Brands Funding LLC, Class A2:
Series 2015-1A, 5.216%, 7/20/45 (f)	992,500	974,162
Series 2016-1A, 6.125%, 7/20/46 (f)	300,000	305,366
Dryden 40 Senior Loan Fund, Series 2015-40A, Class D, 4.517%, 8/15/28 (f)(g)	500,000	489,675

24 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Element Rail Leasing I LLC, Series 2014-1A:
Class A1, 2.299%, 4/19/44 (f)	191,439	187,661
Class A2, 3.668%, 4/19/44 (f)	600,000	598,481
Class B1, 4.406%, 4/19/44 (f)	700,000	665,096
Element Rail Leasing II LLC, Series 2015-1A, Class A2, 3.585%, 2/19/45 (f)	1,100,000	1,083,996
FRS I LLC, Series 2013-1A, Class A2, 3.08%, 4/15/43 (f)	773,717	762,905
GCAT LLC, Series 2015-1, Class A1, 3.625%, 5/26/20 (f)(g)	418,758	419,402
GLC II Trust, Series 2014-A, Class A, 4.00%, 12/18/20 (f)	66,346	65,683
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (f)	229,838	228,528
GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (f)(g)	458,796	457,518
Invitation Homes Trust:
Series 2013-SFR1, Class B, 1.896%, 12/17/30 (f)(g)	100,000	99,794
Series 2013-SFR1, Class C, 2.396%, 12/17/30 (f)(g)	800,000	800,101
Series 2015-SFR2, Class C, 2.527%, 6/17/32 (f)(g)	200,000	200,361
Series 2015-SFR2, Class E, 3.677%, 6/17/32 (f)(g)	1,800,000	1,790,571
Series 2015-SFR3, Class D, 3.281%, 8/17/32 (f)(g)	400,000	404,441
Magnetite VI Ltd., Series 2012-6A, Class DR, 4.45%, 9/15/23 (f)(g)	400,000	397,310
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (f)	1,580,765	1,582,110
Series 2014-1A, Class B, 3.24%, 6/18/24 (f)	300,000	302,120
Series 2014-2A, Class A, 2.47%, 9/18/24 (f)	326,756	327,482
Series 2015-2A, Class A, 2.57%, 7/18/25 (f)	700,000	702,481
PennyMac LLC, Series 2015-NPL1, Class A1, 4.00%, 3/25/55 (f)(g)	252,632	254,424
Progress Residential Trust, Series 2016-SFR1:
Class B, 2.531%, 9/17/33 (f)(g)	524,000	530,209
Class C, 3.031%, 9/17/33 (f)(g)	325,000	329,552
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (f)	532,420	529,926
RMAT LLC, Class A1:
Series 2015-1, 4.09%, 7/27/20 (f)(g)	703,391	699,861
Series 2015-NPL1, 3.75%, 5/25/55 (f)(g)	467,126	462,362
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (f)(g)	1,000,000	1,031,390
Selene Non-Performing Loans LLC, Series 2014-1A, Class A, 2.981%, 5/25/54 (f)(g)	296,116	294,722
Sierra Timeshare Receivables Funding LLC, Class B:
Series 2013-3A, 2.70%, 10/20/30 (f)	126,155	126,599
Series 2014-2A, 2.40%, 6/20/31 (f)	1,568,171	1,568,274
Series 2014-3A, 2.80%, 10/20/31 (f)	181,205	182,086
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (f)	790,862	769,118
Series II LLC, 4.59%, 4/20/44 (f)	528,211	513,787
Series III LLC, 4.02%, 7/20/44 (f)	828,440	779,827
Series III LLC, 5.44%, 7/20/44 (f)	1,907,457	2,002,677
Springleaf Funding Trust:
Series 2014-AA, Class A, 2.41%, 12/15/22 (f)	94,793	94,914
Series 2015-AA, Class B, 3.62%, 11/15/24 (f)	600,000	605,345
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (f)	500,259	500,602
STORE Master Funding LLC, Series 2014-1A, Class A1, 4.21%, 4/20/44 (f)	1,087,167	1,088,442
Sunrun Callisto Issuer LLC, Series 2015-1A, Class B, 5.38%, 7/20/45 (f)	578,573	596,351
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39 (f)	153,333	145,177
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (f)	600,000	612,594
Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, 3.375%, 10/25/58 (f)(g)	137,866	137,592

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 25

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
VML LLC, Series 2014-NPL1, Class A1, 3.875%, 4/27/54 (f)(g)	448,022	446,824
VOLT XXV LLC, Series 2015 NPL8, Class A1, 3.50%, 6/26/45 (f)(g)	433,496	433,601
VOLT XXX LLC, Series 2015-NPL1, Class A1, 3.625%, 10/25/57 (f)(g)	683,826	684,676
VOLT XXXVIII LLC, Series 2015-NP12, Class A1, 3.875%, 9/25/45 (f)(g)	368,704	370,123
Wendys Funding LLC, Series 2015-1A:
Class A2I, 3.371%, 6/15/45 (f)	2,009,700	2,018,571
Class A2II, 4.08%, 6/15/45 (f)	594,000	603,217
		48,399,111

Asset-Backed - Student Loan - 0.2%
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (f)	668,406	671,587
SoFi Professional Loan Program LLC, Series 2014-B:
Class A2, 2.55%, 8/27/29 (f)	635,647	645,032
Class A1, 1.775%, 8/25/32 (f)(g)	228,717	230,916
		1,547,535

Total Asset-Backed Securities (Cost $52,829,602)		53,039,644

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 1.1%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 4.825%, 7/25/25 (f)(g)	750,000	752,574
Fannie Mae Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 3.125%, 5/25/24 (g)	600,000	592,207
Series 2014-C03, Class 2M2, 3.425%, 7/25/24 (g)	700,000	703,154
Series 2016-C05, Class 2M1, 1.875%, 1/25/29 (g)	346,159	347,600
Series 2016-C04, Class 1M1, 1.975%, 1/25/29 (g)	1,411,670	1,420,253
Series 2016-C04, Class 1M2, 4.775%, 1/25/29 (g)	540,000	555,202
Series 2016-C05, Class 2M2, 4.975%, 1/25/29 (g)	180,000	185,954
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 3.775%, 5/25/25 (g)	720,000	742,718
Series 2015-HQA2, Class M2, 3.325%, 5/25/28 (g)	750,000	774,778
Series 2016-DNA2, Class M2, 2.725%, 10/25/28 (g)	600,000	609,767
Series 2016-DNA2, Class B, 11.025%, 10/25/28 (g)	250,000	279,964
LSTAR Securities Investment Ltd., Series 2015-6, Class A, 2.527%, 5/1/20 (f)(g)	397,690	390,968
Wedgewood Real Estate Trust, Series 2016-1, Class A2, 5.00%, 7/15/46 (f)(g)	400,000	398,435

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $7,581,454)		7,753,574

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.7%
Bear Stearns Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, 3.424%, 5/15/32 (f)(g)	200,000	196,255
BLCP Hotel Trust, Series 2014-CLRN, Class D, 3.024%, 8/15/29 (f)(g)	1,000,000	983,684
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 2.374%, 12/15/27 (f)(g)	800,000	797,370
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class E, 3.924%, 9/15/27 (f)(g)	600,000	573,541
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.543%, 4/20/50 (f)	250,729	250,040
COMM Mortgage Trust:
Series 2013-THL, Class C, 2.517%, 6/8/30 (f)(g)	950,000	938,272
Series 2014-SAVA, Class D, 3.625%, 6/15/34 (f)(g)	500,000	495,425

26 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D
EQTY INNS Mortgage Trust, Series 2014-INNS:
Class E, 3.967%, 5/8/31 (f)(g)	1,100,000	1,074,824
Class F, 4.417%, 5/8/31 (f)(g)	150,000	140,015
GS Mortgage Securities Trust, Series 2014-NEW, Class D, 3.79%, 1/10/31 (f)	400,000	401,989
Hilton USA Trust:
Series 2013-HLT, Class AFX, 2.662%, 11/5/30 (f)	250,000	249,956
Series 2013-HLF, Class DFL, 3.273%, 11/5/30 (f)(g)	312,816	312,816
Series 2013-HLT, Class CFX, 3.714%, 11/5/30 (f)	400,000	400,089
Series 2013-HLT, Class DFX, 4.407%, 11/5/30 (f)	3,700,000	3,700,814
Series 2013-HLT, Class EFX, 5.609%, 11/5/30 (f)(g)	1,250,000	1,251,929
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class D, 3.771%, 6/10/27 (f)	550,000	563,752
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (f)(g)	400,000	402,448
Series 2014-INN, Class E, 4.124%, 6/15/29 (f)(g)	1,550,000	1,519,147
Morgan Stanley Capital I Trust, Series 2014-CPT:
Class F, 3.56%, 7/13/29 (f)(g)	410,000	403,785
Class G, 3.56%, 7/13/29 (f)(g)	280,000	271,305
Motel 6 Trust, Series 2015-MTL6, Class E, 5.279%, 2/5/30 (f)	1,935,000	1,939,550
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (f)	600,000	600,000
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.88%, 8/10/31 (f)(g)	850,000	897,721
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class D, 3.497%, 8/15/47 (f)	330,000	243,617

Total Commercial Mortgage-Backed Securities (Cost $18,594,950)		18,608,344

CORPORATE BONDS - 17.0%

Basic Materials - 0.3%
Methanex Corp.:
3.25%, 12/15/19	600,000	593,226
5.65%, 12/1/44	1,190,000	1,030,558
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	500,000	522,590
		2,146,374

Communications - 2.1%
AT&T, Inc.:
4.125%, 2/17/26	1,300,000	1,404,781
5.65%, 2/15/47	475,000	559,832
CBS Corp., 2.90%, 1/15/27	1,230,000	1,199,236
Comcast Corp., 3.20%, 7/15/36	1,610,000	1,574,738
Crown Castle Towers LLC:
3.222%, 5/15/22 (f)	250,000	257,750
3.663%, 5/15/25 (f)	450,000	474,305
NBCUniversal Media LLC, 4.45%, 1/15/43	500,000	562,257
Sprint Communications, Inc., 8.375%, 8/15/17	2,390,000	2,485,600
Telefonica Emisiones SAU, 3.192%, 4/27/18	600,000	614,160
Thomson Reuters Corp.:
3.85%, 9/29/24	300,000	318,406
3.35%, 5/15/26	250,000	256,605

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 27

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Time Warner Cable LLC:
5.85%, 5/1/17	100,000	102,497
4.00%, 9/1/21	400,000	424,527
Time Warner, Inc., 4.90%, 6/15/42	500,000	559,231
Verizon Communications, Inc.:
1.75%, 8/15/21	540,000	534,095
2.45%, 11/1/22	585,000	594,126
3.50%, 11/1/24	1,000,000	1,066,673
4.125%, 8/15/46	485,000	485,134
4.862%, 8/21/46	920,000	1,030,458
		14,504,411

Consumer, Cyclical - 2.9%
American Airlines Pass-Through Trust:
7.00%, 1/31/18 (f)	795,876	831,690
5.60%, 1/15/20 (f)	693,957	726,053
4.40%, 9/22/23	846,462	855,164
5.25%, 1/15/24	667,855	700,413
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	200,000	216,250
CVS Health Corp., 5.125%, 7/20/45	550,000	673,005
CVS Pass-Through Trust, 6.036%, 12/10/28	920,579	1,067,920
Delta Air Lines Pass-Through Trust, 6.20%, 7/2/18	240,237	255,252
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	50,000	49,125
Ford Motor Credit Co. LLC:
1.461%, 3/27/17	238,000	238,283
3.00%, 6/12/17	210,000	212,219
6.625%, 8/15/17	1,300,000	1,356,716
2.145%, 1/9/18	250,000	251,303
1.698%, 11/4/19 (g)	600,000	602,483
3.336%, 3/18/21	885,000	912,420
3.219%, 1/9/22	700,000	718,285
4.134%, 8/4/25	350,000	369,260
Home Depot, Inc. (The):
2.70%, 4/1/23	600,000	624,756
4.20%, 4/1/43	600,000	676,112
Johnson Controls, Inc., 4.625%, 7/2/44	450,000	499,149
Kohl's Corp., 4.25%, 7/17/25	350,000	362,648
Latam Airlines Pass-Through Trust A, 4.20%, 11/15/27	507,821	496,395
Latam Airlines Pass-Through Trust B, 4.50%, 11/15/23	456,485	439,367
Lowe's Cos., Inc.:
2.50%, 4/15/26	250,000	250,911
3.70%, 4/15/46	225,000	232,465
New Albertsons, Inc., 7.75%, 6/15/26	50,000	50,000
Newell Brands, Inc.:
3.85%, 4/1/23	500,000	532,233
4.20%, 4/1/26	500,000	544,554
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 5/10/28 (f)	575,000	571,882
Starbucks Corp., 2.45%, 6/15/26	550,000	558,596
TJX Cos., Inc. (The), 2.75%, 6/15/21	600,000	630,422

28 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Virgin Australia Trust:
7.125%, 10/23/18 (f)	16,428	16,634
6.00%, 10/23/20 (f)	614,381	623,597
5.00%, 10/23/23 (f)	306,039	317,516
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	870,000	903,163
Whirlpool Corp.:
3.70%, 3/1/23	500,000	532,649
3.70%, 5/1/25	500,000	527,943
		19,426,833

Consumer, Non-cyclical - 1.5%
Amgen, Inc., 4.663%, 6/15/51 (f)	895,000	956,573
AstraZeneca plc:
3.375%, 11/16/25	600,000	640,782
4.375%, 11/16/45	350,000	387,642
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	262,757
Express Scripts Holding Co.:
3.00%, 7/15/23	250,000	253,923
3.40%, 3/1/27	200,000	201,136
Grupo Bimbo SAB de CV:
3.875%, 6/27/24 (f)	500,000	518,173
4.875%, 6/27/44 (f)	500,000	495,416
Kraft Heinz Foods Co.:
5.20%, 7/15/45	575,000	680,010
4.375%, 6/1/46	350,000	370,309
Kroger Co. (The), 2.65%, 10/15/26	800,000	794,026
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (f)	465,000	513,825
Land O'Lakes, Inc., 6.00%, 11/15/22 (f)	800,000	887,200
Life Technologies Corp., 6.00%, 3/1/20	500,000	559,109
Massachusetts Institute of Technology, 3.959%, 7/1/38	300,000	343,051
MEDNAX, Inc., 5.25%, 12/1/23 (f)	155,000	162,944
Merck & Co., Inc., 3.70%, 2/10/45	250,000	264,623
Perrigo Co. plc, 5.30%, 11/15/43	300,000	320,703
Perrigo Finance Unlimited Co., 3.50%, 12/15/21	600,000	620,189
Shire Acquisitions Investments Ireland DAC:
2.40%, 9/23/21	225,000	225,283
2.875%, 9/23/23	385,000	386,865
3.20%, 9/23/26	455,000	457,447
SUPERVALU, Inc., 6.75%, 6/1/21	238,000	222,530
		10,524,516

Energy - 0.4%
Enterprise Products Operating LLC:
6.30%, 9/15/17	1,095,000	1,144,199
7.034%, 1/15/18 floating rate thereafter to 1/15/68 (g)	695,000	734,469
4.85%, 3/15/44	300,000	311,775
Sabine Pass LNG LP, 7.50%, 11/30/16	200,000	201,500
		2,391,943

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 29

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Financial - 7.3%
Air Lease Corp., 3.00%, 9/15/23	350,000	346,020
Ally Financial, Inc.:
2.75%, 1/30/17	100,000	100,188
6.25%, 12/1/17	1,075,000	1,118,000
American Tower Corp.:
3.45%, 9/15/21	600,000	631,474
3.375%, 10/15/26	600,000	608,170
Bank of America Corp.:
2.625%, 4/19/21	2,810,000	2,854,710
6.10%, 3/17/25 floating rate thereafter to 12/29/49 (g)	500,000	521,250
3.875%, 8/1/25	1,700,000	1,816,139
4.25%, 10/22/26	1,170,000	1,241,297
Bank of America NA:
5.30%, 3/15/17	1,200,000	1,220,977
1.15%, 6/15/17 (g)	1,500,000	1,499,310
Capital One Bank, 2.25%, 2/13/19	400,000	405,186
Capital One Financial Corp.:
6.75%, 9/15/17	1,075,000	1,126,056
4.20%, 10/29/25	575,000	599,893
3.75%, 7/28/26	790,000	792,800
Capital One NA, 2.35%, 8/17/18	650,000	657,910
CIT Group, Inc.:
4.25%, 8/15/17	900,000	916,875
5.25%, 3/15/18	1,975,000	2,058,937
Citigroup, Inc.:
1.70%, 4/27/18	1,700,000	1,701,843
2.65%, 10/26/20	885,000	904,017
5.90%, 2/15/23 floating rate thereafter to 12/29/49 (g)	480,000	496,800
4.60%, 3/9/26	640,000	683,500
6.25%, 8/15/26 floating rate thereafter to 12/29/49 (g)	550,000	591,937
4.45%, 9/29/27	2,555,000	2,673,739
Citizens Bank NA, 2.55%, 5/13/21	400,000	407,120
Citizens Financial Group, Inc., 2.375%, 7/28/21	355,000	356,243
Credit Acceptance Corp.:
6.125%, 2/15/21	400,000	402,000
7.375%, 3/15/23	600,000	621,000
DDR Corp.:
4.75%, 4/15/18	500,000	519,090
3.625%, 2/1/25	600,000	606,625
Digital Realty Trust LP, 4.75%, 10/1/25	525,000	569,659
Discover Financial Services:
3.85%, 11/21/22	750,000	778,035
3.95%, 11/6/24	300,000	307,100
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, 6.125%, 11/30/19 (f)	248,635	259,513
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, 5.125%, 11/30/22 (f)	308,457	322,767
ERP Operating LP, 4.625%, 12/15/21	180,000	202,082
ING Bank NV, 2.00%, 11/26/18 (f)	900,000	906,006
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 7.375%, 10/1/17	60,000	60,450
MetLife, Inc., 1.756%, 12/15/17	1,500,000	1,505,805

30 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Mitsubishi UFJ Financial Group, Inc., 2.527%, 9/13/23	805,000	808,195
Morgan Stanley:
2.375%, 7/23/19	1,500,000	1,526,080
2.80%, 6/16/20	2,200,000	2,256,910
4.00%, 7/23/25	725,000	779,635
5.00%, 11/24/25	1,300,000	1,450,410
OneMain Financial Holdings LLC, 6.75%, 12/15/19 (f)	150,000	157,687
PNC Bank NA, 2.70%, 11/1/22	1,000,000	1,016,463
Prudential Financial, Inc., 4.60%, 5/15/44	150,000	160,195
Synchrony Financial, 2.192%, 11/9/17 (g)	2,415,000	2,432,311
Toronto-Dominion Bank (The):
1.45%, 9/6/18	885,000	886,551
3.625%, 9/15/26 floating rate thereafter to 9/15/31 (g)	1,145,000	1,148,158
US Bancorp, 2.95%, 7/15/22	500,000	520,895
Vornado Realty LP, 2.50%, 6/30/19	700,000	709,859
Wells Fargo & Co.:
2.50%, 3/4/21	1,000,000	1,014,581
2.10%, 7/26/21	700,000	697,602
3.00%, 4/22/26	670,000	676,300
		49,632,355

Government - 0.1%
International Bank for Reconstruction & Development, 1.005%, 10/1/18	600,000	601,391

Industrial - 1.2%
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 5.625%, 12/15/16 (f)	260,000	259,376
Canadian National Railway Co., 1.45%, 12/15/16	150,000	150,089
Eaton Corp.:
1.50%, 11/2/17	500,000	501,242
2.75%, 11/2/22	600,000	620,244
Illinois Tool Works, Inc., 3.90%, 9/1/42	300,000	331,257
Masco Corp.:
4.45%, 4/1/25	200,000	212,500
6.50%, 8/15/32	350,000	385,000
Owens Corning, 3.40%, 8/15/26	510,000	512,366
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (f)	1,000,000	1,039,922
Pentair Finance SA:
1.875%, 9/15/17	1,200,000	1,202,774
3.625%, 9/15/20	600,000	621,421
SBA Tower Trust:
2.877%, 7/15/21 (f)	600,000	610,170
3.722%, 4/17/23 (f)	1,100,000	1,135,087
SMBC Aviation Capital Finance DAC, 2.65%, 7/15/21 (f)	540,000	540,741
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	300,000	357,436
		8,479,625

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 31

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Technology - 1.1%
Apple, Inc.:
3.25%, 2/23/26	375,000	398,591
3.45%, 2/9/45	430,000	410,852
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26 (f)	750,000	822,227
Dun & Bradstreet Corp. (The), 3.25%, 12/1/17	600,000	609,762
Fidelity National Information Services, Inc., 3.00%, 8/15/26	190,000	188,134
Hewlett Packard Enterprise Co.:
2.45%, 10/5/17 (f)	2,615,000	2,635,946
2.85%, 10/5/18 (f)	370,000	376,987
Intel Corp., 3.10%, 7/29/22	400,000	427,236
Microsoft Corp.:
2.40%, 8/8/26	575,000	575,486
4.45%, 11/3/45	505,000	574,137
Oracle Corp.:
2.40%, 9/15/23	200,000	201,604
2.65%, 7/15/26	440,000	440,080
		7,661,042

Utilities - 0.1%
Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	300,000	330,803

Total Corporate Bonds (Cost $112,420,533)		115,699,293

FLOATING RATE LOANS (h) - 0.6%

Consumer, Cyclical - 0.6%
Albertson's LLC:
4.50%, 8/25/21 (g)	798,000	802,389
4.75%, 6/22/23 (g)	327,619	330,568
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (g)	641,779	642,143
Kraton Polymers LLC, 6.00%, 1/6/22 (g)	1,500,000	1,509,609
Varsity Brands, Inc., 5.00%, 12/11/21 (g)	494,962	495,952
		3,780,661

Financial - 0.0%
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10 *(c)(d)(g)(i)	385,345	4,355

Total Floating Rate Loans (Cost $4,002,040)		3,785,016

HIGH SOCIAL IMPACT INVESTMENTS - 0.7%
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17 (c)(d)	4,266,666	4,146,559
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (c)(d)(g)	393,000	349,770
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (c)(d)(g)	506,000	475,640

Total High Social Impact Investments (Cost $5,165,666)		4,971,969

32 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - 0.9%
California - 0.2%
Los Angeles California Unified School District GO Bonds, 5.75%, 7/1/34	800,000	1,065,784

Connecticut - 0.1%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	400,000	489,804

Massachusetts - 0.1%
Commonwealth of Massachusetts GO Bonds, 3.277%, 6/1/46	650,000	672,535

New York - 0.5%
New York City GO Bonds, 5.206%, 10/1/31	1,275,000	1,559,172
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	1,000,000	1,317,920
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	500,000	633,295
New York Transportation Development Corp. Revenue Bonds:
3.423%, 7/1/27	100,000	102,607
3.473%, 7/1/28	100,000	101,358
		3,714,352

Total Municipal Obligations (Cost $5,520,617)		5,942,475

SOVEREIGN GOVERNMENT BOND - 0.1%
Nacional Financiera SNC, 3.375%, 11/5/20 (f)	935,000	970,250

Total Sovereign Government Bonds (Cost $933,617)		970,250

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.1%
Overseas Private Investment Corp., 3.22%, 9/15/29	900,000	949,335

Total U.S. Government Agencies and Instrumentalities (Cost $900,000)		949,335

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.2%
Fannie Mae:
2.65%, 6/1/26	647,473	674,681
2.68%, 7/1/26	650,000	679,208

Total U.S. Government Agency Mortgage-Backed Securities (Cost $1,318,812)		1,353,889

U.S. TREASURY OBLIGATIONS - 4.8%
United States Treasury Bonds, 2.50%, 5/15/46	11,578,000	11,983,230
United States Treasury Notes:
0.75%, 9/30/18	1,990,000	1,989,379
0.875%, 9/15/19	4,897,000	4,896,809

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 33

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 4.8%
1.125%, 9/30/21	6,561,000	6,552,287
1.375%, 9/30/23	500,000	498,105
1.50%, 8/15/26	6,428,000	6,365,475

Total U.S. Treasury Obligations (Cost $32,416,288)		32,285,285

COMMERCIAL PAPER - 0.2%
Vodafone Group plc, 1.60%, 9/12/17 (f)	1,155,000	1,137,310

Total Commercial Paper (Cost $1,137,239)		1,137,310

TIME DEPOSIT - 2.7%
State Street Bank Time Deposit, 0.293%, 10/3/16	18,140,183	18,140,183

Total Time Deposit (Cost $18,140,183)		18,140,183

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	2,532,357	2,532,357

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $2,532,357)		2,532,357

TOTAL INVESTMENTS (Cost $646,801,435) - 100.6%		684,612,105
Other assets and liabilities, net - (0.6%)		(4,013,116)
NET ASSETS - 100.0%		$680,598,989

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
2 Year U.S. Treasury Notes	(6)	12/16	($1,310,812)	($103)
5 Year U.S. Treasury Notes	(5)	12/16	(607,578)	(126)
10 Year U.S. Treasury Notes	(106)	12/16	(13,899,250)	12,230
E-Mini S&P 500 Index	(47)	12/16	(5,076,940)	(104,425)
Total Short				($92,424)
See notes to financial statements.

34 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) 12,500 shares of Capital One Financial Corp. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limit partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(b) Security, or portion of security, is on loan. Total value of securities on loan is $2,438,566 as of September 30, 2016.
(c) Total market value of restricted securities amounts to $15,682,830, which represents 2.3% of the net assets of the Fund as of September 30, 2016.
(d) This security was valued under the direction of the Board of Trustees. Total market value of fair valued securities amounts to $15,682,830, which represents 2.3% of the net assets of the Fund as of September 30, 2016.

(e) Affiliated company.
(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $91,717,512, which represents 13.5% of the net assets of the Fund as of September 30, 2016.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.
(h) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2016. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(i) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

Abbreviations:
CLO:	Collateralized Loan Obligations
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 35

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Agraquest, Inc., Contingent Deferred Distribution	8/14/12	—
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10	5/26/05-6/13/07	385,345
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17	7/1/14	4,266,666
CFBanc Corp.	3/14/03	270,000
Coastal Venture Partners	6/7/96-6/22/00	20,641
Commons Capital LP	2/15/01-12/27/11	162,045
Consensus Orthopedics, Inc., Common Stock	2/10/06	504,331
Consensus Orthopedics, Inc., Series A-1, Preferred	8/19/05	4,331
Consensus Orthopedics, Inc., Series B, Preferred	2/10/06	139,576
Consensus Orthopedics, Inc., Series C, Preferred	2/10/06	120,342
First Analysis Private Equity Fund IV LP	2/25/02-7/6/11	66,786
GEEMF Partners LP	2/28/97	—
Global Environment Emerging Markets Fund LP	1/14/94-12/1/95	—
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	393,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	506,000
Infrastructure and Environmental Private Equity Fund III LP	4/16/97-2/12/01	—
Kickboard, Common Stock	5/23/13	—
Kickboard, Series A, Preferred	2/12/13	285,328
Kickboard, Series A2, Preferred	6/19/14	100,000
Kickboard Bridge Note, 8.00%, 11/1/17	9/16/15	41,000
Labrador Ventures III LP	8/11/98-4/2/01	305,585
Learn Capital Venture Partners III LP	8/30/16	657,000
LearnZillion, Inc., Series A, Preferred	3/27/12	100,000
LearnZillion, Inc., Series A-1, Preferred	4/23/13	134,761
Lumni, Inc., Series B, Preferred	8/8/13	116,367
MACH Energy, Common Stock	10/31/08	889
MACH Energy, Series A, Preferred	5/31/02	11,426
MACH Energy, Series B, Preferred	12/20/05	20,447
Neighborhood Bancorp, Class A	6/25/97	100,000
New Markets Growth Fund LLC	1/8/03-7/18/07	225,646
Seventh Generation, Inc.	4/12/00-5/6/03	201,754
Solstice Capital LP	6/26/01-6/17/08	—
Wild Planet Entertainment, Contingent Deferred Distribution	5/14/14	304,337
Wind Harvest Co., Inc.	5/6/94	100,000

36 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 19.8%

Asset-Backed - Automobile - 0.9%
American Credit Acceptance Receivables Trust, Series 2014-1, Class B, 2.39%, 11/12/19 (a)	120,379	120,428
Capital Automotive REIT, Series 2014-1A, Class A, 3.66%, 10/15/44 (a)	3,350,000	3,352,446
Skopos Auto Receivables Trust:
Series 2015-2A, Class A, 3.55%, 2/15/20 (a)	1,075,719	1,076,305
Series 2015-1A, Class A, 3.10%, 12/15/23 (a)	284,376	284,053
Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	2,000,000	2,012,930
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A3, 1.30%, 4/15/20	1,300,000	1,301,989
		8,148,151

Asset-Backed - Other - 18.2%
American Homes 4 Rent:
Series 2014-SFR1, Class E, 3.031%, 6/17/31 (a)(b)	3,500,000	3,436,138
Series 2014-SFR2, Class A, 3.786%, 10/17/36 (a)	4,257,021	4,600,405
Apidos CLO XXI, Series 2015-21A, Class C, 4.229%, 7/18/27 (a)(b)	1,300,000	1,260,116
CAM Mortgage LLC, Series 2015-1, Class M, 4.75%, 7/15/64 (a)(b)	6,200,000	6,098,152
Citi Held For Asset Issuance:
Series 2015-PM2, Class B, 4.00%, 3/15/22 (a)	5,700,000	5,692,055
Series 2015-PM3, Class B, 4.31%, 5/16/22 (a)	2,500,000	2,504,520
Series 2016-MF1, Class A, 4.48%, 8/15/22 (a)	1,638,471	1,663,456
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (a)	6,158,750	6,175,327
Conn Funding II LP, Series 2016-B, Class A, 3.73%, 10/15/18 (a)	5,750,000	5,749,741
Conn's Receivables Funding LLC, Series 2016-A, Class A, 4.68%, 4/16/18 (a)	2,294,432	2,300,087
DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/45 (a)	5,860,750	5,891,226
Dell Equipment Finance Trust, Series 2014-1, Class C, 1.80%, 6/22/20 (a)	2,129,731	2,130,722
Driven Brands Funding LLC, Series 2015-1A, Class A2, 5.216%, 7/20/45 (a)	3,672,250	3,604,398
Dryden 40 Senior Loan Fund, Series 2015-40A, Class D, 4.517%, 8/15/28 (a)(b)	1,750,000	1,713,862
Element Rail Leasing I LLC, Series 2014-1A:
Class A1, 2.299%, 4/19/44 (a)	701,944	688,090
Class A2, 3.668%, 4/19/44 (a)	1,900,000	1,895,190
Class B1, 4.406%, 4/19/44 (a)	2,200,000	2,090,301
Element Rail Leasing II LLC, Series 2015-1A, Class A2, 3.585%, 2/19/45 (a)	3,983,000	3,925,051
FRS I LLC, Series 2013-1A:
Class A2, 3.08%, 4/15/43 (a)	3,554,264	3,504,594
Class B, 3.96%, 4/15/43 (a)	3,987,186	3,964,374
GCAT LLC, Series 2015-1, Class A1, 3.625%, 5/26/20 (a)(b)	2,093,792	2,097,011
GLC II Trust, Series 2014-A, Class A, 4.00%, 12/18/20 (a)	682,436	675,612
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (a)	477,356	474,635
GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (a)(b)	1,310,845	1,307,193
Invitation Homes Trust:
Series 2013-SFR1, Class B, 1.896%, 12/17/30 (a)(b)	300,000	299,381
Series 2013-SFR1, Class C, 2.396%, 12/17/30 (a)(b)	3,000,000	3,000,377
Series 2013-SFR1, Class E, 3.196%, 12/17/30 (a)(b)	2,400,000	2,374,208
Series 2015-SFR2, Class E, 3.677%, 6/17/32 (a)(b)	5,450,000	5,421,452

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 37

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Series 2015-SFR2, Class F, 4.227%, 6/17/32 (a)(b)	3,650,000	3,599,781
Series 2015-SFR3, Class D, 3.281%, 8/17/32 (a)(b)	1,400,000	1,415,545
Magnetite VI Ltd., Series 2012-6A, Class DR, 4.45%, 9/15/23 (a)(b)	2,400,000	2,383,860
OneMain Financial Issuance Trust, Class A:
Series 2014-1A, 2.43%, 6/18/24 (a)	5,487,770	5,492,438
Series 2015-2A, 2.57%, 7/18/25 (a)	3,100,000	3,110,989
Progress Residential Trust, Series 2016-SFR1:
Class B, 2.531%, 9/17/33 (a)(b)	2,046,000	2,070,245
Class C, 3.031%, 9/17/33 (a)(b)	1,000,000	1,014,005
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (a)	1,996,575	1,987,223
RMAT LLC, Class A1:
Series 2015-1, 4.09%, 7/27/20 (a)(b)	1,241,279	1,235,049
Series 2015-NPL1, 3.75%, 5/25/55 (a)(b)	1,285,079	1,271,972
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (a)(b)	3,300,000	3,403,587
Selene Non-Performing Loans LLC, Series 2014-1A, Class A, 2.981%, 5/25/54 (a)(b)	1,184,464	1,178,887
Sierra Timeshare Receivables Funding LLC, Class B:
Series 2012-3A, 2.66%, 8/20/29 (a)	621,160	620,438
Series 2013-3A, 2.70%, 10/20/30 (a)	435,809	437,341
Series 2014-2A, 2.40%, 6/20/31 (a)	1,417,386	1,417,479
Series 2014-3A, 2.80%, 10/20/31 (a)	2,457,145	2,469,091
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (a)	3,163,446	3,076,474
Series III LLC, 4.02%, 7/20/44 (a)	2,945,563	2,772,720
Series III LLC, 5.44%, 7/20/44 (a)	6,199,235	6,508,700
Spirit Master Funding LLC, Series 2014-4A, Class A2, 4.629%, 1/20/45 (a)	5,000,000	4,872,291
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (a)	2,100,000	2,118,707
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (a)	1,886,943	1,888,234
STORE Master Funding LLC, Series 2014-1A, Class A1, 4.21%, 4/20/44 (a)	3,854,500	3,859,022
SWAY Residential Trust, Series 2014-1, Class A, 1.831%, 1/17/32 (a)(b)	4,953,666	4,960,139
TAL Advantage V LLC, Class B:
Series 2014-2A, 3.97%, 5/20/39 (a)	536,667	508,120
Series 2014-3A, 4.15%, 11/21/39 (a)	816,667	779,864
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (a)	2,250,000	2,297,228
VML LLC, Series 2014-NPL1, Class A1, 3.875%, 4/27/54 (a)(b)	906,541	904,117
VOLT XXX LLC, Series 2015-NPL1, Class A1, 3.625%, 10/25/57 (a)(b)	1,842,144	1,844,433
Wendys Funding LLC, Series 2015-1A:
Class A2I, 3.371%, 6/15/45 (a)	6,039,000	6,065,656
Class A2II, 4.08%, 6/15/45 (a)	2,425,500	2,463,136
		162,564,445

Asset-Backed - Student Loan - 0.7%
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (a)	2,100,705	2,110,700
SLM Private Education Loan Trust, Series 2013-B, Class B, 3.00%, 5/16/44 (a)	2,000,000	1,976,273
SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.55%, 8/27/29 (a)	1,789,229	1,815,647
		5,902,620

Total Asset-Backed Securities (Cost $176,349,336)		176,615,216

38 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 3.0%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 4.825%, 7/25/25 (a)(b)	1,500,000	1,505,148
Fannie Mae Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 3.125%, 5/25/24 (b)	2,200,000	2,171,424
Series 2014-C03, Class 2M2, 3.425%, 7/25/24 (b)	2,600,000	2,611,713
Series 2016-C05, Class 2M1, 1.875%, 1/25/29 (b)	989,025	993,142
Series 2016-C04, Class 1M1, 1.975%, 1/25/29 (b)	3,219,598	3,239,175
Series 2016-C04, Class 1M2, 4.775%, 1/25/29 (b)	1,530,000	1,573,073
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2015-DNA2, Class M3, 4.425%, 12/25/27 (b)	3,000,000	3,162,038
Series 2015-HQA2, Class M2, 3.325%, 5/25/28 (b)	4,000,000	4,132,147
Series 2016-HQA1, Class M2, 3.275%, 9/25/28 (b)	4,000,000	4,125,891
Series 2016-DNA2, Class M2, 2.725%, 10/25/28 (b)	1,600,000	1,626,046
LSTAR Securities Investment Ltd., Series 2015-6, Class A, 2.527%, 5/1/20 (a)(b)	1,590,760	1,563,872

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $26,091,941)		26,703,669

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.9%
Bear Stearns Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, 3.424%, 5/15/32 (a)(b)	1,100,000	1,079,405
BLCP Hotel Trust, Series 2014-CLRN, Class D, 3.024%, 8/15/29 (a)(b)	5,000,000	4,918,421
BWAY Mortgage Trust, Series 2013-1515, Class A1, 2.809%, 3/10/33 (a)	1,908,301	1,957,935
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 2.374%, 12/15/27 (a)(b)	2,800,000	2,790,796
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class E, 3.924%, 9/15/27 (a)(b)	2,900,000	2,772,115
COMM Mortgage Trust, Series 2013-THL, Class C, 2.517%, 6/8/30 (a)(b)	3,500,000	3,456,790
EQTY INNS Mortgage Trust, Series 2014-INNS, Class E, 3.967%, 5/8/31 (a)(b)	3,600,000	3,517,606
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 6/10/28 (a)(b)	400,000	395,476
GS Mortgage Securities Trust, Series 2014-NEW, Class D, 3.79%, 1/10/31 (a)	1,400,000	1,406,960
Hilton USA Trust, Series 2013-HLT:
Class AFX, 2.662%, 11/5/30 (a)	925,000	924,837
Class CFX, 3.714%, 11/5/30 (a)	1,200,000	1,200,266
Class DFX, 4.407%, 11/5/30 (a)	13,050,000	13,052,871
Class EFX, 5.609%, 11/5/30 (a)(b)	4,700,000	4,707,255
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class D, 3.771%, 6/10/27 (a)	1,750,000	1,793,758
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (a)(b)	1,200,000	1,207,343
Series 2014-INN, Class E, 4.124%, 6/15/29 (a)(b)	3,000,000	2,940,284
Morgan Stanley Capital I Trust, Series 2014-CPT, Class G, 3.56%, 7/13/29 (a)(b)	960,000	930,189
Motel 6 Trust, Series 2015-MTL6:
Class C, 3.644%, 2/5/30 (a)	3,000,000	2,997,626
Class E, 5.279%, 2/5/30 (a)	4,300,000	4,310,111
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (a)	2,000,000	2,000,000
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.88%, 8/10/31 (a)(b)	2,700,000	2,851,583
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class D, 3.497%, 8/15/47 (a)	980,000	723,470

Total Commercial Mortgage-Backed Securities (Cost $62,023,042)		61,935,097

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 39

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 48.2%
Basic Materials - 0.9%
Methanex Corp.:
3.25%, 12/15/19	1,000,000	988,710
5.65%, 12/1/44	4,900,000	4,243,474
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	3,000,000	3,135,543
		8,367,727

Communications - 6.1%
AT&T, Inc.:
4.125%, 2/17/26	5,350,000	5,781,215
5.65%, 2/15/47	2,555,000	3,011,308
BellSouth LLC, 4.40%, 4/26/21 (a)	4,000,000	4,073,200
CBS Corp., 2.90%, 1/15/27	4,680,000	4,562,949
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.849%, 4/15/23	1,000,000	1,069,589
Comcast Corp., 3.20%, 7/15/36	6,314,000	6,175,711
Crown Castle Towers LLC:
3.222%, 5/15/42 (a)	900,000	927,900
3.663%, 5/15/45 (a)	2,100,000	2,213,421
NBCUniversal Media LLC, 4.45%, 1/15/43	1,700,000	1,911,672
Sprint Communications, Inc., 8.375%, 8/15/17	2,450,000	2,548,000
Telefonica Emisiones SAU, 3.192%, 4/27/18	2,000,000	2,047,200
Thomson Reuters Corp.:
3.85%, 9/29/24	500,000	530,677
3.35%, 5/15/26	900,000	923,776
Time Warner Cable LLC, 4.00%, 9/1/21	1,725,000	1,830,774
Time Warner, Inc., 5.35%, 12/15/43	1,000,000	1,189,842
Verizon Communications, Inc.:
1.75%, 8/15/21	2,030,000	2,007,802
2.45%, 11/1/22	2,060,000	2,092,136
3.50%, 11/1/24	3,705,000	3,952,024
4.125%, 8/15/46	1,835,000	1,835,506
4.862%, 8/21/46	3,700,000	4,144,233
Vodafone Group plc, 4.375%, 2/19/43	1,200,000	1,202,078
		54,031,013

Consumer, Cyclical - 7.2%
American Airlines Pass-Through Trust:
7.00%, 7/31/19 (a)	2,908,239	3,039,110
5.60%, 1/15/22 (a)	473,153	495,036
4.40%, 3/22/25	3,131,909	3,164,105
5.25%, 7/15/25	2,392,316	2,508,941
CVS Health Corp., 5.125%, 7/20/45	1,810,000	2,214,797
CVS Pass-Through Trust, 6.036%, 12/10/28	2,124,412	2,464,430
Ford Motor Credit Co. LLC:
3.00%, 6/12/17	790,000	798,349
6.625%, 8/15/17	4,100,000	4,278,875
2.145%, 1/9/18	650,000	653,387
3.157%, 8/4/20	—	—
3.336%, 3/18/21	3,295,000	3,397,089

40 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
3.219%, 1/9/22	2,500,000	2,565,305
4.134%, 8/4/25	1,280,000	1,350,438
Home Depot, Inc. (The):
2.70%, 4/1/23	2,000,000	2,082,520
4.20%, 4/1/43	2,000,000	2,253,706
Johnson Controls, Inc., 4.625%, 7/2/44	2,000,000	2,218,442
Kohl's Corp., 4.25%, 7/17/25	1,165,000	1,207,100
Latam Airlines Pass-Through Trust A, 4.20%, 8/15/29	1,910,375	1,867,392
Latam Airlines Pass-Through Trust B, 4.50%, 8/15/25 (c)	1,616,717	1,556,090
Lowe's Cos., Inc.:
2.50%, 4/15/26	925,000	928,369
3.70%, 4/15/46	850,000	878,202
Newell Brands, Inc.:
3.85%, 4/1/23	2,250,000	2,395,048
4.20%, 4/1/26	2,225,000	2,423,265
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (a)	2,175,000	2,163,205
Starbucks Corp., 2.45%, 6/15/26	2,350,000	2,386,728
TJX Cos., Inc. (The), 2.75%, 6/15/21	2,000,000	2,101,408
Virgin Australia Trust:
6.00%, 4/23/22 (a)	2,766,106	2,807,598
5.00%, 4/23/25 (a)	1,096,640	1,137,764
Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	3,210,000	3,332,359
Whirlpool Corp.:
3.70%, 3/1/23	2,100,000	2,237,126
3.70%, 5/1/25	1,700,000	1,795,008
5.15%, 3/1/43	1,000,000	1,170,919
		63,872,111

Consumer, Non-cyclical - 5.7%
American National Red Cross (The), 5.567%, 11/15/17	1,500,000	1,562,415
Amgen, Inc.:
4.40%, 5/1/45	2,500,000	2,626,060
4.663%, 6/15/51 (a)	1,006,000	1,075,210
AstraZeneca plc:
3.375%, 11/16/25	2,175,000	2,322,835
4.375%, 11/16/45	1,325,000	1,467,503
Becton Dickinson and Co., 3.125%, 11/8/21	1,475,000	1,550,263
Dr Pepper Snapple Group, Inc., 2.00%, 1/15/20	1,000,000	1,002,979
ERAC USA Finance LLC, 6.375%, 10/15/17 (a)	8,000,000	8,383,192
Express Scripts Holding Co.:
3.00%, 7/15/23	925,000	939,515
3.40%, 3/1/27	700,000	703,975
Grupo Bimbo SAB de CV:
4.50%, 1/25/22 (a)	3,000,000	3,216,606
3.875%, 6/27/24 (a)	1,200,000	1,243,616
4.875%, 6/27/44 (a)	1,200,000	1,188,998
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (a)	2,000,000	2,055,000
Kraft Heinz Foods Co.:
5.20%, 7/15/45	2,125,000	2,513,080
4.375%, 6/1/46	700,000	740,618

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 41

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Kroger Co. (The), 2.65%, 10/15/26	3,195,000	3,171,140
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (a)	1,200,000	1,326,000
Land O'Lakes, Inc., 6.00%, 11/15/22 (a)	2,000,000	2,218,000
Life Technologies Corp., 6.00%, 3/1/20	1,900,000	2,124,616
Massachusetts Institute of Technology, 3.959%, 7/1/38	875,000	1,000,566
MEDNAX, Inc., 5.25%, 12/1/23 (a)	600,000	630,750
Merck & Co., Inc., 3.70%, 2/10/45	1,200,000	1,270,189
Perrigo Finance Unlimited Co., 3.90%, 12/15/24	1,000,000	1,014,689
President and Fellows of Harvard College, 3.619%, 10/1/37	1,000,000	1,103,364
Shire Acquisitions Investments Ireland DAC:
2.40%, 9/23/21	885,000	886,114
2.875%, 9/23/23	1,480,000	1,487,168
3.20%, 9/23/26	1,765,000	1,774,494
SUPERVALU, Inc., 6.75%, 6/1/21	786,000	734,910
		51,333,865

Energy - 1.3%
Enterprise Products Operating LLC:
6.30%, 9/15/17	2,617,000	2,734,582
7.034%, 1/15/18 floating rate thereafter to 1/15/68 (b)	8,505,000	8,987,999
		11,722,581

Financial - 20.3%
Air Lease Corp., 3.00%, 9/15/23	1,275,000	1,260,503
Ally Financial, Inc., 6.25%, 12/1/17	3,984,000	4,143,360
American Tower Corp.:
3.45%, 9/15/21	2,650,000	2,789,011
3.375%, 10/15/26	1,950,000	1,976,553
Bank of America Corp.:
5.70%, 5/2/17	2,400,000	2,456,244
2.625%, 4/19/21	9,800,000	9,955,928
6.10%, 3/17/25 floating rate thereafter to 12/29/49 (b)	1,100,000	1,146,750
3.875%, 8/1/25	5,100,000	5,448,417
4.25%, 10/22/26	7,505,000	7,962,340
Bank of America NA, 5.30%, 3/15/17	3,900,000	3,968,176
Capital One Bank:
2.25%, 2/13/19	1,000,000	1,012,964
3.375%, 2/15/23	—	—
Capital One Financial Corp.:
6.75%, 9/15/17	4,270,000	4,472,799
4.20%, 10/29/25	2,100,000	2,190,913
3.75%, 7/28/26	3,100,000	3,110,986
Capital One NA, 2.35%, 8/17/18	2,360,000	2,388,721
CIT Group, Inc.:
5.00%, 5/15/17	4,309,000	4,389,794
4.25%, 8/15/17	5,000,000	5,093,750
5.25%, 3/15/18	875,000	912,187
Citigroup, Inc.:
1.70%, 4/27/18	6,585,000	6,592,138
2.65%, 10/26/20	3,435,000	3,508,811

42 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
5.90%, 2/15/23 floating rate thereafter to 12/29/49 (b)(c)	1,720,000	1,780,200
4.60%, 3/9/26	2,535,000	2,707,299
6.25%, 8/15/26 floating rate thereafter to 12/29/49 (b)	1,500,000	1,614,375
4.45%, 9/29/27	9,940,000	10,401,942
Citizens Bank NA, 2.55%, 5/13/21	1,400,000	1,424,920
Citizens Financial Group, Inc., 2.375%, 7/28/21	1,475,000	1,480,165
Credit Acceptance Corp.:
6.125%, 2/15/21	1,580,000	1,587,900
7.375%, 3/15/23	2,500,000	2,587,500
DDR Corp.:
4.75%, 4/15/18	3,000,000	3,114,543
3.625%, 2/1/25	3,100,000	3,134,227
Digital Realty Trust LP, 4.75%, 10/1/25	2,035,000	2,208,105
Discover Bank, 8.70%, 11/18/19	948,000	1,093,609
Discover Financial Services:
3.85%, 11/21/22	2,435,000	2,526,020
3.95%, 11/6/24	1,500,000	1,535,500
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, 6.50%, 5/30/21 (a)	334,032	348,446
ERP Operating LP, 4.625%, 12/15/21	777,000	872,322
ING Bank NV, 2.00%, 11/26/18 (a)	3,150,000	3,171,020
MetLife, Inc., 1.756%, 12/15/17	5,765,000	5,787,311
Mitsubishi UFJ Financial Group, Inc., 2.527%, 9/13/23	3,080,000	3,092,225
Morgan Stanley:
6.25%, 8/28/17	3,500,000	3,645,456
2.375%, 7/23/19	4,400,000	4,476,503
2.80%, 6/16/20	3,500,000	3,590,538
4.00%, 7/23/25	1,855,000	1,994,791
5.00%, 11/24/25	6,700,000	7,475,190
PNC Bank NA, 2.70%, 11/1/22	4,000,000	4,065,852
Prudential Financial, Inc., 4.60%, 5/15/44	700,000	747,578
Synchrony Financial, 2.192%, 11/9/17 (b)	8,855,000	8,918,473
Toronto-Dominion Bank (The):
1.45%, 9/6/18	3,835,000	3,841,719
3.625%, 9/15/26 floating rate thereafter to 9/15/31 (b)	4,795,000	4,808,225
US Bancorp, 2.95%, 7/15/22	1,200,000	1,250,148
Vornado Realty LP, 2.50%, 6/30/19	2,400,000	2,433,802
Wells Fargo & Co.:
2.50%, 3/4/21	3,000,000	3,043,743
2.10%, 7/26/21	2,950,000	2,939,893
3.00%, 4/22/26	2,605,000	2,629,495
		181,109,380

Government - 0.3%
International Bank for Reconstruction & Development, 1.005%, 10/1/18	2,850,000	2,856,606

Industrial - 3.3%
Eaton Corp., 2.75%, 11/2/22	1,400,000	1,447,236
Illinois Tool Works, Inc., 3.90%, 9/1/42	1,000,000	1,104,189
Owens Corning, 3.40%, 8/15/26	1,960,000	1,969,093

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 43

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Penske Truck Leasing Co. LP / PTL Finance Corp.:
3.75%, 5/11/17 (a)	3,075,000	3,116,955
3.375%, 2/1/22 (a)	2,000,000	2,079,844
4.25%, 1/17/23 (a)	3,000,000	3,164,433
Pentair Finance SA:
1.875%, 9/15/17	4,100,000	4,109,479
3.625%, 9/15/20	2,160,000	2,237,116
SBA Tower Trust:
2.877%, 7/15/46 (a)	2,500,000	2,542,377
3.722%, 4/15/48 (a)	4,150,000	4,282,373
SMBC Aviation Capital Finance DAC, 2.65%, 7/15/21 (a)	2,040,000	2,042,799
Thermo Fisher Scientific, Inc.:
4.15%, 2/1/24	800,000	869,252
5.30%, 2/1/44	500,000	595,726
		29,560,872

Technology - 2.9%
Apple, Inc.:
3.25%, 2/23/26	1,325,000	1,408,353
3.45%, 2/9/45	1,050,000	1,003,243
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26 (a)	2,025,000	2,220,014
Dun & Bradstreet Corp. (The), 3.25%, 12/1/17	800,000	813,016
Fidelity National Information Services, Inc., 3.00%, 8/15/26	720,000	712,928
Hewlett Packard Enterprise Co.:
2.45%, 10/5/17 (a)	10,065,000	10,145,621
2.85%, 10/5/18 (a)	1,350,000	1,375,492
Intel Corp., 3.10%, 7/29/22	1,250,000	1,335,112
Microsoft Corp.:
2.40%, 8/8/26	2,225,000	2,226,882
4.45%, 11/3/45	1,950,000	2,216,965
Oracle Corp.:
2.40%, 9/15/23	1,080,000	1,088,662
2.65%, 7/15/26	1,600,000	1,600,291
		26,146,579

Utilities - 0.2%
Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	1,675,000	1,846,984

Total Corporate Bonds (Cost $417,147,419)		430,847,718

FLOATING RATE LOANS (d) - 1.3%
Consumer, Cyclical - 1.3%
Albertson's LLC:
4.50%, 8/25/21 (b)	3,092,250	3,109,257
4.75%, 6/22/23 (b)	1,219,048	1,230,019
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (b)	1,789,416	1,790,432
Kraton Polymers LLC, 6.00%, 1/6/22 (b)	3,750,000	3,774,023
Varsity Brands, Inc., 5.00%, 12/11/21 (b)	1,732,368	1,735,833
		11,639,564

44 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (d) - CONT’D
Financial - 0.0%
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10 *(b)(e)(f)(g)	481,681	5,443

Total Floating Rate Loans (Cost $11,717,959)		11,645,007

HIGH SOCIAL IMPACT INVESTMENTS - 0.7%
Calvert Social Investment Foundation Notes:
0.50%, 1/1/17 (f)(g)	3,087,392	3,053,245
0.50%, 3/18/17 (f)(g)	2,000,000	1,966,400
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(f)(g)	490,000	436,100
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (b)(f)(g)	631,000	593,140

Total High Social Impact Investments (Cost $6,208,392)		6,048,885

MUNICIPAL OBLIGATIONS - 3.2%

California - 0.9%
Los Angeles California Unified School District GO Bonds, 5.75%, 7/1/34	3,750,000	4,995,862
Oakland California PO Revenue Bonds, Zero Coupon, 0.00%, 12/15/20	1,490,000	1,356,913
Santa Clara Valley California Transportation Authority Revenue Bonds, 5.876%, 4/1/32	880,000	1,142,566
		7,495,341

Connecticut - 0.5%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	3,800,000	4,653,138

District of Columbia - 0.3%
Georgetown University Washington DC Revenue Bonds, Series B, 7.22%, 4/1/19	2,285,000	2,467,595

Maryland - 0.4%
Maryland State Transportation Authority Revenue Bonds, 5.604%, 7/1/30	3,000,000	3,744,810

Massachusetts - 0.4%
Commonwealth of Massachusetts GO Bonds:
5.456%, 12/1/39	750,000	1,022,100
3.277%, 6/1/46	2,500,000	2,586,675
		3,608,775

New York - 0.7%
New York City GO Bonds, 5.206%, 10/1/31	1,030,000	1,259,566
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	3,540,000	4,665,437
New York Transportation Development Corp. Revenue Bonds:
3.423%, 7/1/27	200,000	205,214
3.473%, 7/1/28	200,000	202,716
3.573%, 7/1/29	200,000	202,482
		6,535,415

Total Municipal Obligations (Cost $25,573,535)		28,505,074

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 45

	PRINCIPAL AMOUNT ($)	VALUE ($)
SOVEREIGN GOVERNMENT BOND - 0.4%
Nacional Financiera SNC, 3.375%, 11/5/20 (a)	3,450,000	3,580,065

Total Sovereign Government Bonds (Cost $3,444,896)		3,580,065

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.3%
Overseas Private Investment Corp., 3.22%, 9/15/29	2,850,000	3,006,228

Total U.S. Government Agencies and Instrumentalities (Cost $2,850,000)		3,006,228

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.7%
Fannie Mae:
2.65%, 6/1/26	2,988,336	3,113,909
2.68%, 7/1/26	3,000,000	3,134,808

Total U.S. Government Agency Mortgage-Backed Securities (Cost $6,086,824)		6,248,717

U.S. TREASURY OBLIGATIONS - 10.1%
United States Treasury Bonds, 2.50%, 5/15/46	44,265,000	45,814,275
United States Treasury Notes:
0.75%, 9/30/18	9,860,000	9,856,924
0.75%, 9/15/19	3,170,000	3,169,876
1.125%, 9/30/21	14,157,000	14,138,200
1.375%, 9/30/23	760,000	757,120
1.50%, 8/15/26	16,382,000	16,222,652

Total U.S. Treasury Obligations (Cost $90,169,827)		89,959,047

COMMERCIAL PAPER - 0.5%
Vodafone Group plc, 1.60%, 9/12/17 (a)	4,475,000	4,406,460

Total Commercial Paper (Cost $4,406,184)		4,406,460

	SHARES	VALUE ($)
COMMON STOCKS - 0.0%

Wireless Telecommunication Services - 0.0%
NII Holdings, Inc. *	88,599	295,035

Total Common Stocks (Cost $1,373,284)		295,035

46 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 4.8%
State Street Bank Time Deposit, 0.293%, 10/3/16	42,422,173	42,422,173

Total Time Deposit (Cost $42,422,173)		42,422,173

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	3,567,203	3,567,203

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $3,567,203)		3,567,203

TOTAL INVESTMENTS (Cost $879,432,015) - 100.3%		895,785,594
Other assets and liabilities, net - (0.3%)		(2,414,356)
NET ASSETS - 100.0%		$893,371,238

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
10 Year U.S. Treasury Notes	(225)	12/16	($29,503,125)	$25,960

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $320,987,849, which represents 35.9% of the net assets of the Fund as of September 30, 2016.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.
(c) Security, or portion of security, is on loan. Total value of securities on loan is $3,494,297 as of September 30, 2016.
(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2016. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(f) Total market value of restricted securities amounts to $6,054,328, which represents 0.7% of the net assets of the Fund as of September 30, 2016.
(g) This security was valued under the direction of the Board of Trustees. Total market value of fair valued securities amounts to $6,054,328, which represents 0.7% of the net assets of the Fund as of September 30, 2016.

Abbreviations:
CLO:	Collateralized Loan Obligations
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
PO:	Pension Obligation
REIT:	Real Estate Investment Trust
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 47

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10	5/26/05-6/13/07	481,681
Calvert Social Investment Foundation Notes, 0.50%, 1/1/17	1/1/14	3,087,392
Calvert Social Investment Foundation Notes, 0.50%, 3/18/17	3/18/16	2,000,000
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	490,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	631,000

48 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 94.1%

Banks - 0.9%
Wells Fargo & Co.	425,526	18,842,291

Beverages - 3.5%
Coca-Cola Co. (The)	847,896	35,882,959
PepsiCo, Inc.	380,172	41,351,308
		77,234,267

Biotechnology - 2.3%
Biogen, Inc. *	49,871	15,611,119
Gilead Sciences, Inc.	462,299	36,577,097
		52,188,216

Capital Markets - 1.1%
Charles Schwab Corp. (The)	806,473	25,460,353

Chemicals - 5.0%
Ecolab, Inc.	547,165	66,600,924
Marrone Bio Innovations, Inc. *(a)	255,843	440,050
Praxair, Inc.	367,000	44,344,610
		111,385,584

Consumer Finance - 1.0%
American Express Co.	343,786	22,016,055

Electronic Equipment & Instruments - 2.9%
Amphenol Corp., Class A	1,008,359	65,462,666

Food & Staples Retailing - 5.2%
CVS Health Corp.	958,266	85,276,091
Whole Foods Market, Inc.	1,109,589	31,456,848
		116,732,939

Food Products - 2.5%
Mondelez International, Inc., Class A	1,286,065	56,458,253

Health Care Equipment & Supplies - 2.5%
Danaher Corp.	710,059	55,661,525

Health Care Providers & Services - 3.0%
Henry Schein, Inc. *	206,720	33,691,226
Laboratory Corporation of America Holdings *	244,544	33,619,909
		67,311,135

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 49

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Health Care Technology - 1.2%
Cerner Corp. *	443,713	27,399,278

Hotels, Restaurants & Leisure - 1.4%
Starbucks Corp.	556,523	30,130,155

Industrial Conglomerates - 2.4%
3M Co.	303,939	53,563,170

Insurance - 1.7%
Marsh & McLennan Cos., Inc.	551,982	37,120,790

Internet & Direct Marketing Retail - 2.8%
Priceline Group, Inc. (The) *	42,544	62,603,071

Internet Software & Services - 7.0%
Alphabet, Inc., Class C *	138,166	107,395,050
Facebook, Inc., Class A *	373,977	47,970,030
		155,365,080

IT Services - 9.1%
Accenture plc, Class A	281,957	34,446,687
MasterCard, Inc., Class A	615,224	62,611,347
Visa, Inc., Class A	1,271,062	105,116,827
		202,174,861

Life Sciences - Tools & Services - 3.3%
Thermo Fisher Scientific, Inc.	462,358	73,542,663

Machinery - 3.8%
Fortive Corp.	697,511	35,503,310
IDEX Corp.	524,480	49,075,593
		84,578,903

Media - 4.7%
AMC Networks, Inc., Class A *	226,288	11,735,296
Comcast Corp., Class A	693,643	46,016,276
Walt Disney Co. (The)	508,378	47,207,981
		104,959,553

Multiline Retail - 3.1%
Dollar Tree, Inc. *	872,702	68,882,369

Personal Products - 1.3%
Estee Lauder Cos., Inc. (The), Class A	321,580	28,479,125

50 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Pharmaceuticals - 6.5%
Bristol-Myers Squibb Co.	942,937	50,843,163
Novartis AG (ADR)	199,831	15,778,656
Perrigo Co. plc	375,967	34,713,033
Zoetis, Inc.	854,479	44,441,453
		145,776,305

Professional Services - 0.7%
Verisk Analytics, Inc. *	202,840	16,486,835

Semiconductors & Semiconductor Equipment - 1.7%
Texas Instruments, Inc.	526,313	36,936,646

Software - 3.5%
EXCENT Corp. *(b)(c)	1,393,607	83,616
Microsoft Corp.	1,337,831	77,059,066
		77,142,682

Specialty Retail - 5.7%
Lowe's Cos., Inc.	1,032,375	74,547,799
Ross Stores, Inc.	834,583	53,663,687
		128,211,486

Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc. (d)	575,719	65,085,033

Textiles, Apparel & Luxury Goods - 1.4%
NIKE, Inc., Class B	609,084	32,068,273

Venture Capital - 0.0%
20/20 Gene Systems, Inc. *(b)(c)	73,397	35,964
Digital Directions International, Inc. *(b)(c)	354,389	87,499
Graduation Alliance, Inc. *(b)(c)	117,833	742
Ivy Capital (Proprietary) Ltd. *(b)(c)	19	691,671
Napo Pharmaceuticals, Inc. *(b)(c)	294,196	—
Village Laundry Services, Inc. *(b)(c)	9,444	—
		815,876

Total Common Stocks (Cost $1,571,590,762)		2,100,075,438

PREFERRED STOCKS - 0.2%
Venture Capital - 0.2%
Entouch, Series C *(b)(c)	2,628,278	350,000
Global Resource Options, Inc.:
Series A, Contingent Deferred Distribution *(b)(c)	750,000	345,000
Series B, Contingent Deferred Distribution *(b)(c)	244,371	325,013
Series C, Contingent Deferred Distribution *(b)(c)	297,823	413,974
Series D, Contingent Deferred Distribution *(b)(c)	38,279	400,781

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 51

	SHARES	VALUE ($)
PREFERRED STOCKS - 0.2%
Graduation Alliance, Inc.:
Series C *(b)(c)	3,225,598	161,603
Series D *(b)(c)	1,325,968	268,641
Immunology Partners, Inc., Series C-1 *(b)(c)	2,542,915	18,395
New Day Farms, Inc., Series B *(b)(c)(e)	4,547,804	—
Orteq Bioengineering Ltd., Series A *(b)(c)	74,910	—
PresenceLearning, Inc.:
Series A *(b)(c)	600,000	390,000
Series A-2 *(b)(c)	195,285	130,841
Series B *(b)(c)	399,719	307,784
Shangri La Farms, Series A *(b)(c)(e)	66,667	100,000
Sword Diagnostics, Series B *(b)(c)	1,264,108	—
		3,212,032

Total Preferred Stocks (Cost $6,852,557)		3,212,032

WARRANTS - 0.0%
Health Care Providers & Services - 0.0%
HealthSouth Corp. (strike price $41.40/share, expires 1/17/17), Preferred Warrants *	1,071	2,571

Venture Capital - 0.0%
Graduation Alliance, Inc., Preferred Warrants (strike price $0.16/share, expires 8/20/18) *(b)(c)	625,721	3,942

Total Warrants (Cost $0)		6,513

	ADJUSTED BASIS ($)	VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.6%
Accion Frontier Inclusion Fund LP *(b)(c)	309,936	281,299
Adobe Capital Social Mezzanine Fund I LP *(b)(c)	272,147	189,630
Africa Renewable Energy Fund LP *(b)(c)	344,664	285,356
Arborview Capital Partners LP *(b)(c)	662,373	470,692
Blackstone Clean Technology Partners LP *(b)(c)	446,829	97,093
Bridges Ventures US Sustainable Growth Fund LP *(b)(c)	231,788	141,241
China Environment Fund 2004 LP *(b)(c)	—	63,766
China Environment Fund III LP *(b)(c)	693,089	487,584
Coastal Ventures III LP *(b)(c)	290,110	278,968
Core Innovation Capital I LP *(b)(c)	891,461	1,175,569
Cross Culture Ventures I LP *(b)(c)	154,969	145,041
DBL Equity Fund - BAEF Il LP *(b)(c)	898,465	919,428
DBL Partners III LP *(b)(c)	270,660	262,818
First Analysis Private Equity Fund V LP *(b)(c)	712,314	936,282
Ignia Fund I LP *(b)(c)	996,339	549,763
Impact Ventures II LP *(b)(c)	777,984	292,443
LeapFrog Financial Inclusion Fund *(b)(c)	463,913	733,981
New Markets Education Partners LP *(b)(c)	739,748	824,259
New Markets Venture Partners II LP *(b)(c)	94,269	403,349
Owl Ventures LP *(b)(c)	275,000	291,841

52 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	ADJUSTED BASIS ($)	VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - CONT’D
Renewable Energy Asia Fund LP *(b)(c)	1,747,526	2,024,383
SEAF India International Growth Fund *(b)(c)	219,003	35,225
SJF Ventures II LP *(b)(c)	—	562,553
SJF Ventures III LP *(b)(c)	542,348	777,430
Westly Capital Partners Fund II LP *(b)(c)	773,433	674,522

Total Venture Capital Limited Partnership Interest (Cost $12,808,368)		12,904,516

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.1%
New Day Farms, Inc., Participation Interest Note, 9.00%, 9/1/12 (b)(c)(e)(f)	6,225	—
One Earth Group Ltd., Convertible Note, 5.00%, 12/31/14 (b)(c)(g)	100,000	33,333
One Earth Group Ltd., Convertible Note II, 5.00%, 5/31/15 (b)(c)(g)	200,000	66,667
Orteq Bioengineering Ltd., Note, 0.00%, 7/31/17 (b)(c)(h)	131,225	—
Quantum Intech, 14.00%, 12/15/16 (b)(c)	18,987	14,240
SEAF Global SME Facility:
9.00%, 6/30/17 (b)(c)	1,500,000	1,570,991
9.00%, 12/31/17 (b)(c)	450,000	459,965
9.00%, 3/31/18 (b)(c)(h)	1,000,000	—
9.00%, 3/31/18 (b)(c)(h)	400,000	—
9.00%, 3/31/18 (b)(c)	650,000	700,203

Total Venture Capital Debt Obligations (Cost $4,137,358)		2,845,399

HIGH SOCIAL IMPACT INVESTMENTS - 0.6%
Calvert Social Investment Foundation Notes, 0.50%, 1/1/17 (b)(c)	10,833,877	10,714,054
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(c)(i)	1,445,000	1,286,050
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (b)(c)(i)	1,855,000	1,743,700

Total High Social Impact Investments (Cost $14,133,877)		13,743,804

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 2.4%
State Street Bank Time Deposit, 0.293%, 10/3/16	53,845,041	53,845,041

Total Time Deposit (Cost $53,845,041)		53,845,041

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 53

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.0%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	386,575	386,575

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $386,575)		386,575

TOTAL INVESTMENTS (Cost $1,663,754,538) - 98.0%		2,187,019,318
Other assets and liabilities, net - 2.0%		45,408,483
NET ASSETS - 100.0%		$2,232,427,801

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $377,739 as of September 30, 2016.
(b) This security was valued under the direction of the Board of Trustees. Total market value of fair valued securities amounts to $33,609,185, which represents 1.5% of the net assets of the Fund as of September 30, 2016.

(c) Total market value of restricted securities amounts to $33,609,185, which represents 1.5% of the net assets of the Fund as of September 30, 2016.
(d) 160,000 shares of Apple, Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(e) Affiliated company.
(f) Security is in default for both principal and interest.
(g) Security defaulted. Calvert entered into a letter agreement with One Earth Group Ltd. to forebear collection action on the promissory note until 12/31/16.
(h) This security is not accruing interest.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.

Abbreviations:
ADR:	American Depositary Receipts
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

54 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
20/20 Gene Systems, Inc.	8/1/08-8/27/13	166,890
Accion Frontier Inclusion Fund LP	11/12/15-9/29/16	309,936
Adobe Capital Social Mezzanine LP	2/8/13-9/13/16	272,147
Africa Renewable Energy Fund LP	4/17/14-7/2/15	344,664
Arborview Capital Partners LP	11/13/12-9/22/16	662,373
Blackstone Clean Technology Partners LP	7/29/10-6/25/15	446,829
Bridges Ventures US	6/8/16	231,788
Calvert Social Investment Foundation Notes, 0.50%, 1/1/17	1/1/14	10,833,877
China Environment Fund 2004 LP	9/15/05-4/1/09	—
China Environment Fund III LP	1/24/08-4/19/13	693,089
Coastal Ventures III LP	7/30/12-5/11/16	290,110
Core Innovations Capital I LP	1/6/11-6/28/16	891,461
Cross Culture Ventures I, LP Ltd.	2/24/16-6/13/16	154,969
DBL Equity Fund - BAEF Il LP	3/30/11-8/2/16	898,465
DBL Partners III LP	1/16/15-5/3/16	270,660
Digital Directions International, Inc.	7/2/08-7/15/09	683,778
Entouch, Series C, Preferred	2/3/16	350,000
EXCENT Corp.	9/1/16	—
First Analysis Private Equity Fund V LP	6/7/13-5/11/16	712,314
Global Resource Options, Inc., Series A, Contingent Deferred Distribution, Preferred	9/18/06	750,000
Global Resource Options, Inc., Series B, Contingent Deferred Distribution, Preferred	12/5/07	750,000
Global Resource Options, Inc., Series C, Contingent Deferred Distribution, Preferred	2/13/09	1,000,000
Global Resource Options, Inc., Series D, Contingent Deferred Distribution, Preferred	5/24/11	117,482
Graduation Alliance, Inc.	5/17/16	390
Graduation Alliance, Inc., Series C, Preferred	3/27/13-8/20/13	500,000
Graduation Alliance, Inc., Series D, Convertible Preferred	4/29/15-5/17/16	228,617
Graduation Alliance, Inc., Preferred Warrants (strike price $0.16/share, expires 8/20/18)	9/13/13	—
Ignia Fund I LP	1/28/10-6/10/16	996,339
Immunology Partners, Inc., Series C-1, Preferred	11/30/06	305,942
Impact Ventures II LP	9/8/10-3/18/16	777,984
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	1,445,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	1,855,000
Ivy Capital (Proprietary) Ltd.	9/12/12-5/14/14	557,010
LeapFrog Financial Inclusion Fund LP	1/20/10-1/14/16	463,913
Napo Pharmaceuticals, Inc.	2/21/07-9/23/09	419,720
New Day Farms, Inc., Series B, Preferred	3/12/09	500,000
New Day Farms, Inc., Participation Interest Note, 9.00%, 9/1/12	12/31/15	6,225
New Markets Education Partners LP	9/27/11-5/11/16	739,748
New Markets Venture Partners II LP	7/21/08-5/3/16	94,269
One Earth Group Ltd., Convertible Note, 5.00%, 12/31/14	12/21/12	100,000
One Earth Group Ltd., Convertible Note II, 5.00%, 5/31/15	5/15/13	200,000
Orteq Bioengineering Ltd., Series A, Preferred	7/19/07	998,102
Orteq Bioengineering Ltd., Note, 0.00%, 7/31/17	7/22/13	201,621
Owl Ventures LP	7/10/14-4/18/16	275,000
PresenceLearning, Inc., Series A, Preferred	9/29/11	300,000
PresenceLearning, Inc., Series A-2, Preferred	5/2/12	134,942
PresenceLearning, Inc., Series B, Preferred	4/4/13	285,000

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 55

RESTRICTED SECURITIES - CONT’D	ACQUISITION DATES	COST ($)
Quantum Intech, 14.00%, 12/15/16	10/5/10-9/30/11	18,986
Renewable Energy Asia Fund LP	9/29/10-5/22/15	1,747,526
SEAF Global SME Facility, 9.00%, 6/30/17	12/16/09	1,500,000
SEAF Global SME Facility, 9.00%, 12/31/17	3/29/11	450,000
SEAF Global SME Facility, 9.00%, 3/31/18	11/6/15	1,000,000
SEAF Global SME Facility, 9.00%, 3/31/18	9/29/16	10,526
SEAF Global SME Facility, 9.00%, 3/31/18	7/11/11	650,000
SEAF India International Growth Fund LP	3/22/05-5/24/10	219,003
Shangri La Farms, Series A, Preferred	2/1/13	200,000
SJF Ventures II LP, Preferred	2/14/06-11/20/12	—
SJF Ventures III LP	2/6/12-8/16/16	542,348
Sword Diagnostics, Series B, Preferred	12/26/06-11/9/10	432,472
Village Laundry Services, Inc.	7/22/09	500,000
Westly Capital Partners Fund II, LP	12/27/11-6/6/16	773,433

56 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in unaffiliated securities, at value (Cost $646,801,435) - see accompanying schedule	$684,549,035
Investments in affiliated securities, at value (Cost $0) - see accompanying schedule	63,070
Cash collateral at broker	347,800
Receivable for securities sold	21,256,650
Receivable for shares sold	540,248
Dividends and interest receivable	1,684,536
Securities lending income receivable	5,658
Receivable for futures contracts variation margin	18,971
Trustees' deferred compensation plan	393,200
Total assets	708,859,168

LIABILITIES
Payable for securities purchased	22,995,324
Payable upon return of securities loaned	2,532,357
Payable for shares redeemed	1,604,983
Payable to Calvert Investment Management, Inc.	221,078
Payable to Calvert Investment Distributors, Inc.	164,821
Payable to Calvert Investment Administrative Services, Inc.	66,897
Payable to Calvert Investment Services, Inc.	11,949
Payable for Trustees' fees and expenses	15,255
Trustees' deferred compensation plan	393,200
Accrued expenses and other liabilities	254,315
Total liabilities	28,260,179
NET ASSETS	$680,598,989

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 19,231,147 shares outstanding	$560,268,536
Class C: 1,978,324 shares outstanding	60,465,084
Class I: 496,595 shares outstanding	12,270,236
Class Y: 424,214 shares outstanding	13,294,472
Undistributed net investment income	467,923
Accumulated net realized gain (loss)	(3,885,508)
Net unrealized appreciation (depreciation)	37,718,246
NET ASSETS	$680,598,989

NET ASSET VALUE PER SHARE
Class A (based on net assets of $592,625,325)	$30.82
Class C (based on net assets of $59,241,947)	$29.95
Class I (based on net assets of $15,553,744)	$31.32
Class Y (based on net assets of $13,177,973)	$31.06
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 57

CALVERT BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $879,432,015) - see accompanying schedule	$895,785,594
Cash collateral at broker	303,750
Receivable for securities sold	65,369,530
Receivable for shares sold	5,939,842
Interest receivable	5,512,909
Securities lending income receivable	9,369
Receivable for futures contracts variation margin	94,922
Trustees' deferred compensation plan	482,798
Total assets	973,498,714

LIABILITIES
Payable for securities purchased	70,986,100
Payable upon return of securities loaned	3,567,203
Payable for shares redeemed	4,432,658
Payable to Calvert Investment Management, Inc.	253,952
Payable to Calvert Investment Distributors, Inc.	92,716
Payable to Calvert Investment Administrative Services, Inc.	81,419
Payable to Calvert Investment Services, Inc.	7,135
Payable for Trustees' fees and expenses	19,086
Trustees' deferred compensation plan	482,798
Accrued expenses and other liabilities	204,409
Total liabilities	80,127,476
NET ASSETS	$893,371,238

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 24,202,215 shares outstanding	$390,504,515
Class C: 1,989,975 shares outstanding	31,181,047
Class I: 21,679,245 shares outstanding	347,202,912
Class Y: 6,679,516 shares outstanding	107,449,965
Undistributed net investment income	36,615
Accumulated net realized gain (loss)	616,645
Net unrealized appreciation (depreciation)	16,379,539
NET ASSETS	$893,371,238

NET ASSET VALUE PER SHARE
Class A (based on net assets of $395,956,673)	$16.36
Class C (based on net assets of $32,348,581)	$16.26
Class I (based on net assets of $355,017,331)	$16.38
Class Y (based on net assets of $110,048,653)	$16.48
See notes to financial statements.

58 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in unaffiliated securities, at value (Cost $1,663,048,313) - see accompanying schedule	$2,186,919,318
Investments in affiliated securities, at value (Cost $706,225) - see accompanying schedule	100,000
Receivable for securities sold	60,844,600
Receivable for shares sold	2,332,871
Dividends and interest receivable	2,514,124
Securities lending income receivable	1,113
Trustees' deferred compensation plan	1,300,771
Total assets	2,254,012,797

LIABILITIES
Payable for securities purchased	11,090,842
Payable upon return of securities loaned	386,575
Payable for shares redeemed	6,511,218
Payable to Calvert Investment Management, Inc.	909,966
Payable to Calvert Investment Distributors, Inc.	436,163
Payable to Calvert Investment Administrative Services, Inc.	214,268
Payable to Calvert Investment Services, Inc.	22,577
Payable for Trustees' fees and expenses	50,983
Trustees' deferred compensation plan	1,300,771
Accrued expenses and other liabilities	661,633
Total liabilities	21,584,996
NET ASSETS	$2,232,427,801

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 33,494,252 shares outstanding	$876,363,316
Class C: 6,535,251 shares outstanding	176,984,864
Class I: 10,123,112 shares outstanding	302,189,084
Class Y: 4,584,946 shares outstanding	180,117,802
Undistributed net investment income	5,779,264
Accumulated net realized gain (loss) on investments and foreign currency transactions	167,728,683
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies	523,264,788
NET ASSETS	$2,232,427,801

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,385,987,896)	$41.38
Class C (based on net assets of $178,718,904)	$27.35
Class I (based on net assets of $472,582,843)	$46.68
Class Y (based on net assets of $195,138,158)	$42.56
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 59

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME	Calvert Balanced Portfolio	Calvert Bond Portfolio	Calvert Equity Portfolio
Investment Income:
Dividend income (net of foreign taxes withheld of $77,068, $0 and $124,898, respectively)	$9,463,601	$24,808	$28,827,388
Interest income (net of foreign taxes withheld of $170, $410 and $0, respectively)	8,149,315	28,509,192	374,653
Other income (a)	143,158	13,133	27,627
Securities lending income	11,370	18,994	1,924
Total investment income	17,767,444	28,566,127	29,231,592

Expenses:
Investment advisory fee	2,664,773	2,946,419	10,768,712
Administrative fees	1,124,969	1,293,968	3,013,263
Transfer agency fees and expenses:
Class A	763,698	530,238	1,648,369
Class C	95,086	64,347	241,803
Class I	4,219	8,379	10,151
Class Y	7,830	52,087	105,008
Distribution Plan expenses:
Class A	1,369,650	790,845	3,336,585
Class C	580,533	329,323	1,718,857
Trustees' fees and expenses	75,652	92,916	240,696
Accounting fees	161,034	196,235	441,545
Custodian fees	128,263	100,518	135,916
Professional fees	100,394	66,918	228,666
Registration fees	69,779	82,237	111,491
Reports to shareholders	105,435	84,383	280,006
Miscellaneous	91,614	31,281	248,850
Total expenses	7,342,929	6,670,094	22,529,918
Reimbursement from Advisor:
Class I	(14,639)	—	—
Class Y	(7,454)	—	—
Advisory Fees waived	—	—	(83,160)
Administrative fees waived	(164,663)	(196,875)	(283,981)
Net expenses	7,156,173	6,473,219	22,162,777
NET INVESTMENT INCOME	10,611,271	22,092,908	7,068,815

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	4,164,631	8,837,207	335,940,769
Net increase from payments by affiliates	274,733	—	—
Foreign currency transactions	—	—	1,348
Futures	635,499	272,598	—
	5,074,863	9,109,805	335,942,117
See notes to financial statements.

60 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

STATEMENTS OF OPERATIONS YEAR ENDED SEPTEMBER 30, 2016 - CONT’D
REALIZED AND UNREALIZED GAIN (LOSS) - Cont’d	Calvert Balanced Portfolio	Calvert Bond Portfolio	Calvert Equity Portfolio
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	40,637,195	18,816,241	(149,670,653)
Investments in affiliated securities	(1,713)	—	(295,334)
Assets and liabilities denominated in foreign currencies	—	—	15
Futures	(9,290)	(123,587)	—
	40,626,192	18,692,654	(149,965,972)

NET REALIZED AND UNREALIZED GAIN	45,701,055	27,802,459	185,976,145

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,312,326	$49,895,367	$193,044,960

(a) Other income represents a non-recurring refund for overbilling of prior years' custody out-of-pocket fees.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 61

CALVERT BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$10,611,271	$8,431,925
Net realized gain	5,074,863	61,203,122
Net change in unrealized appreciation (depreciation)	40,626,192	(77,387,555)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,312,326	(7,752,508)

Distributions to shareholders from:
Net investment income:
Class A shares	(9,600,026)	(7,215,679)
Class B shares (a)	—	(1,733)
Class C shares	(522,729)	(318,771)
Class I shares	(287,663)	(628,679)
Class Y shares	(193,304)	(72,855)
Net realized gain:
Class A shares	(57,459,858)	(6,263,382)
Class B shares (a)	—	(41,853)
Class C shares	(5,775,639)	(569,186)
Class I shares	(1,379,237)	(490,451)
Class Y shares	(638,834)	(46,766)
Total distributions	(75,857,290)	(15,649,355)

Capital share transactions:
Shares sold:
Class A shares (b)	56,016,018	77,314,329
Class B shares (a)	—	23,457
Class C shares	12,131,038	13,860,342
Class I shares	4,143,794	9,068,557
Class Y shares	9,632,077	5,356,913
Reinvestment of distributions:
Class A shares	63,192,696	12,645,754
Class B shares (a)	—	42,067
Class C shares	5,394,735	755,630
Class I shares	1,666,776	1,119,130
Class Y shares	734,346	104,048
Redemption fees:
Class A shares	—	1,062
Class C shares	—	68
Shares redeemed:
Class A shares	(78,397,141)	(60,888,132)
Class B shares (a)(b)	—	(4,227,672)
Class C shares	(11,706,256)	(5,925,701)
Class I shares	(3,734,394)	(40,417,040)
Class Y shares	(3,475,485)	(2,324,766)
Total capital share transactions	55,598,204	6,508,046

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,053,240	(16,893,817)
See notes to financial statements.

62 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Beginning of year	644,545,749	661,439,566
End of year (including undistributed net investment income of $467,923 and $446,940, respectively)	$680,598,989	$644,545,749

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	1,860,969	2,274,208
Class B shares (a)	—	712
Class C shares	413,389	417,930
Class I shares	135,747	264,169
Class Y shares	322,628	156,527
Reinvestment of distributions:
Class A shares	2,130,337	374,777
Class B shares (a)	—	1,267
Class C shares	187,399	23,045
Class I shares	55,243	32,468
Class Y shares	24,528	3,067
Shares redeemed:
Class A shares	(2,608,505)	(1,792,460)
Class B shares (a)(c)	—	(124,831)
Class C shares	(396,213)	(178,447)
Class I shares	(123,753)	(1,167,051)
Class Y shares	(112,885)	(67,263)
Total capital share activity	1,888,884	218,118

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b) Amounts include $3,427,822 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 100,848 shares redeemed from Class B shares and 98,898 shares purchased into Class A shares at the close of business on April 20, 2015.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 63

CALVERT BOND PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$22,092,908	$21,565,873
Net realized gain	9,109,805	2,004,568
Net change in unrealized appreciation (depreciation)	18,692,654	(8,455,787)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	49,895,367	15,114,654

Distributions to shareholders from:
Net investment income:
Class A shares	(9,855,178)	(9,301,172)
Class B shares (a)	—	(4,399)
Class C shares	(530,716)	(510,454)
Class I shares	(9,284,052)	(10,049,863)
Class Y shares	(2,501,692)	(1,686,307)
Total distributions	(22,171,638)	(21,552,195)

Capital share transactions:
Shares sold:
Class A shares (b)	74,493,183	92,254,104
Class B shares (a)	—	42,764
Class C shares	4,822,223	5,047,017
Class I shares	131,641,273	125,214,709
Class Y shares	46,036,220	35,576,230
Reinvestment of distributions:
Class A shares	8,969,317	8,429,712
Class B shares (a)	—	4,337
Class C shares	424,310	402,675
Class I shares	9,028,002	9,859,991
Class Y shares	2,157,817	1,410,042
Redemption fees:
Class A shares	—	5,759
Class C shares	—	107
Class Y shares	—	15
Shares redeemed:
Class A shares	(95,763,050)	(81,166,274)
Class B shares (a)(b)	—	(880,527)
Class C shares	(6,605,374)	(6,607,978)
Class I shares	(124,826,149)	(103,897,006)
Class Y shares	(18,370,940)	(12,878,054)
Total capital share transactions	32,006,832	72,817,623

TOTAL INCREASE IN NET ASSETS	59,730,561	66,380,082

See notes to financial statements.

64 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Beginning of year	833,640,677	767,260,595
End of year (including undistributed net investment income of $36,615 and $39,488, respectively)	$893,371,238	$833,640,677

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	4,661,342	5,739,886
Class B shares (a)	—	2,688
Class C shares	304,478	316,229
Class I shares	8,230,386	7,776,102
Class Y shares	2,848,277	2,203,083
Reinvestment of distributions:
Class A shares	560,750	525,647
Class B shares (a)	—	271
Class C shares	26,716	25,260
Class I shares	563,814	613,865
Class Y shares	133,803	87,394
Shares redeemed:
Class A shares	(5,979,446)	(5,062,758)
Class B shares (a)(c)	—	(54,539)
Class C shares	(414,724)	(414,132)
Class I shares	(7,855,066)	(6,512,113)
Class Y shares	(1,140,817)	(796,966)
Total capital share activity	1,939,513	4,449,917

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b) Amounts include $614,021 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 37,879 shares redeemed from Class B shares and 37,509 shares purchased into Class A shares at the close of business on April 20, 2015.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 65

CALVERT EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$7,068,815	$9,481,917
Net realized gain	335,942,117	388,155,543
Net change in unrealized depreciation	(149,965,972)	(253,288,192)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	193,044,960	144,349,268

Distributions to shareholders from:
Net investment income:
Class A shares	(4,421,447)	(583,496)
Class C shares	(164,566)	—
Class I shares	(3,205,143)	(3,716,273)
Class Y shares	(1,100,000)	(367,049)
Net realized gain:
Class A shares	(278,855,516)	(143,281,964)
Class B shares (a)	—	(1,563,454)
Class C shares	(48,599,419)	(21,308,533)
Class I shares	(93,516,345)	(85,041,426)
Class Y shares	(32,976,417)	(12,579,166)
Total distributions	(462,838,853)	(268,441,361)

Capital share transactions:
Shares sold:
Class A shares (b)	135,481,957	159,258,981
Class B shares (a)	—	73,926
Class C shares	20,851,480	16,502,253
Class I shares	133,280,509	226,079,599
Class Y shares	50,268,312	62,046,619
Shares issued from merger (See Note J):
Class A shares	149,136,732	—
Class C shares	21,258,449	—
Class I shares	17,638,088	—
Class Y shares	34,874,208	—
Reinvestment of distributions:
Class A shares	265,210,280	127,526,426
Class B shares (a)	—	1,472,454
Class C shares	39,680,003	17,142,692
Class I shares	76,215,766	83,957,252
Class Y shares	25,057,028	9,676,039
Redemption fees:
Class A shares	—	2,035
Class B shares (a)	—	23
Class C shares	—	27
Class I shares	—	2,115
Class Y shares	—	6
See notes to financial statements.

66 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
Shares redeemed:	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Class A shares	(325,800,975)	(484,293,697)
Class B shares (a)(b)	—	(15,849,052)
Class C shares	(37,778,741)	(21,304,527)
Class I shares	(273,001,824)	(665,367,204)
Class Y shares	(53,779,893)	(47,547,877)
Total capital share transactions	278,591,379	(530,621,910)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,797,486	(654,714,003)

NET ASSETS
Beginning of year	2,223,630,315	2,878,344,318
End of year (including undistributed net investment income of $5,779,264 and $8,883,455, respectively)	$2,232,427,801	$2,223,630,315

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	3,239,624	3,200,185
Class B shares (a)	—	1,899
Class C shares	764,181	454,384
Class I shares	2,867,498	4,107,001
Class Y shares	1,183,716	1,233,864
Shares issued from merger (See Note J):
Class A shares	3,808,394	—
Class C shares	819,840	—
Class I shares	399,595	—
Class Y shares	866,655	—
Reinvestment of distributions:
Class A shares	6,543,005	2,668,757
Class B shares (a)	—	38,127
Class C shares	1,475,604	487,424
Class I shares	1,666,510	1,594,308
Class Y shares	600,420	197,782
Shares redeemed:
Class A shares	(7,904,960)	(9,669,175)
Class B shares (a)(c)	—	(391,943)
Class C shares	(1,374,863)	(577,212)
Class I shares	(5,597,065)	(12,432,783)
Class Y shares	(1,279,099)	(931,516)
Total capital share activity	8,079,055	(10,018,898)

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b) Amounts include $11,964,158 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 296,069 shares redeemed from Class B shares and 238,567 shares purchased into Class A shares at the close of business on April 20, 2015.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 67

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Social Investment Fund (the “Trust”) was organized as a business trust under the laws of the state of Massachusetts by a Declaration of Trust filed on December 14, 1981, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates six (6) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each, a “Fund” and collectively, the “Funds”):

•	Calvert Balanced Portfolio (“Balanced”),

•	Calvert Bond Portfolio (“Bond”), and

•	Calvert Equity Portfolio (“Equity”).
Balanced is diversified and invests in a combination of stocks, bonds and money market instruments. Bond is non-diversified and invests in investment grade debt securities of any maturity. Equity is diversified and invests primarily in common stocks of U.S. large-cap companies. The operations of each series of the Trust, including the Funds, are accounted for separately. The Funds apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Funds generally offer Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Funds in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (“the Board”) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Funds to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Funds’ investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

68 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Funds’ investments by major category are as follows:
Common and preferred stocks, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership (“LP”) securities are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information, as a practical expedient. In the absence of a reported LP unit value, fair value may be estimated based on the Fund’s percentage equity in the partnership and/or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.
Debt securities, other than Venture capital debt securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Warrants are valued at their official closing price as reported by an independent pricing source on the exchange on which they are traded and categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 69

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Funds may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following tables summarize the market value of each of the Funds’ holdings as of September 30, 2016, based on the inputs used to value them:

BALANCED	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$406,736,675	$—	$—	$406,736,675
Common Stocks - Venture Capital	—	—	8,282,489	8,282,489
Preferred Stocks - Venture Capital	—	—	741,031	741,031
Venture Capital Limited Partnership Interest	—	—	1,646,394	1,646,394
Venture Capital Debt Obligations	—	—	36,592	36,592
Asset-Backed Securities	—	53,039,644	—	53,039,644
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	7,753,574	—	7,753,574
Commercial Mortgage-Backed Securities	—	18,608,344	—	18,608,344
Corporate Bonds	—	115,699,293	—	115,699,293
Floating Rate Loans	—	3,780,661	4,355	3,785,016
High Social Impact Investments	—	4,146,559	825,410	4,971,969
Municipal Obligations	—	5,942,475	—	5,942,475
Sovereign Government Bonds	—	970,250	—	970,250
U.S. Government Agencies and Instrumentalities	—	949,335	—	949,335
U.S. Government Agency Mortgage-Backed Securities	—	1,353,889	—	1,353,889
U.S. Treasury Obligations	—	32,285,285	—	32,285,285
Commercial Paper	—	1,137,310	—	1,137,310
Time Deposit	—	18,140,183	—	18,140,183
Short Term Investment of Cash Collateral For Securities Loaned	2,532,357	—	—	2,532,357
TOTAL	$409,269,032	$263,806,802	$11,536,271^	$684,612,105
Futures Contracts***	($92,424)	$—	$—	($92,424)

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments. Venture Capital is not included in this category.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities represent 1.7% of net assets.

70 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

The following is a reconciliation of Level 3 assets for which significant unobservable input were used to determine fair value:

	VENTURE CAPITAL	FLOATING RATE LOANS	HIGH SOCIAL IMPACT INVESTMENTS	TOTAL
Balance as of 9/30/15	$8,443,430	$—	$—	$8,443,430
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	2,905,686	4,355	(73,590)	2,836,451
Purchases	657,000	—	899,000	1,556,000
Sales	(1,299,610)	—	—	(1,299,610)
Transfers in and/or out of Level 3[1]	—	—	—	—
Balance as of 9/30/16	$10,706,506	$4,355	$825,410	$11,536,271

[1] The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.
There were no transfers between levels during the year.

BOND	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Asset-Backed Securities	$—	$176,615,216	$—		$176,615,216
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	26,703,669	—		26,703,669
Commercial Mortgage-Backed Securities	—	61,935,097	—		61,935,097
Corporate Bonds	—	430,847,718	—		430,847,718
Floating Rate Loans	—	11,639,564	5,443		11,645,007
High Social Impact Investments	—	5,019,645	1,029,240		6,048,885
Municipal Obligations	—	28,505,074	—		28,505,074
Sovereign Government Bonds	—	3,580,065	—		3,580,065
U.S. Government Agencies and Instrumentalities	—	3,006,228	—		3,006,228
U.S. Government Agency Mortgage-Backed Securities	—	6,248,717	—		6,248,717
U.S. Treasury Obligations	—	89,959,047	—		89,959,047
Commercial Paper	—	4,406,460	—		4,406,460
Common Stocks**	295,035	—	—		295,035
Time Deposit	—	42,422,173	—		42,422,173
Short Term Investment of Cash Collateral For Securities Loaned	3,567,203	—	—		3,567,203
TOTAL	$3,862,238	$890,888,673	$1,034,683	^	$895,785,594
Futures Contracts***	$25,960	$—	$—		$25,960

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities represent 0.1% of net assets.
There were no transfers between levels during the year.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 71

EQUITY	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$2,099,175,946	$—	$83,616	$2,099,259,562
Common Stocks - Venture Capital	—	—	815,876	815,876
Preferred Stocks - Venture Capital	—	—	3,212,032	3,212,032
Warrants	2,571	—	—	2,571
Warrants - Venture Capital	—	—	3,942	3,942
Venture Capital Limited Partnership Interest	—	—	12,904,516	12,904,516
Venture Capital Debt Obligations	—	—	2,845,399	2,845,399
High Social Impact Investments	—	10,714,054	3,029,750	13,743,804
Time Deposit	—	53,845,041	—	53,845,041
Short Term Investment of Cash Collateral For Securities Loaned	386,575	—	—	386,575
TOTAL	$2,099,565,092	$64,559,095	$22,895,131^	$2,187,019,318

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments. Venture Capital is not included in this category.
^ Level 3 securities represent 1.0% of net assets.
The following is a reconciliation of Level 3 assets for which significant unobservable input were used to determine fair value:

	VENTURE CAPITAL	HIGH SOCIAL IMPACT INVESTMENTS	TOTAL
Balance as of 9/30/15	$21,573,655	$—	$21,573,655
Accrued discounts/premiums	10,526	—	10,526
Realized gain (loss)	1,277,668	—	1,277,668
Change in unrealized appreciation (depreciation)	(1,823,576)	(270,250)	(2,093,826)
Purchases	8,921,615	3,300,000	12,221,615
Sales	(10,094,507)	—	(10,094,507)
Transfers in and/or out of Level 3[1]	—	—	—
Balance as of 9/30/16	$19,865,381	$3,029,750	$22,895,131
1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.
There were no transfers between levels during the year.
Loan Participations and Assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Funds may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, as a substitute for direct investment in a particular asset class to facilitate rebalancing of a Fund, or to provide market exposure to a Fund’s uncommitted cash balances. The Funds may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations and market index futures contracts. The Funds are subject to interest rate risk and market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates and the value of securities. The Funds may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering

72 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds' ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
During the year, Balanced and Bond used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Funds. Balanced also used futures contracts as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Funds and implement tactical asset allocation decisions. The Funds’ futures contracts at year end are presented in the Schedule of Investments.
At September 30, 2016, the Funds had the following derivatives, categorized by risk exposure:

BALANCED
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$—*	Unrealized depreciation on futures contracts	($104,425)*
Interest Rate	Unrealized appreciation on futures contracts	$12,230*	Unrealized depreciation on futures contracts	($229)*
Total		$12,230*		($104,654)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

BOND
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest Rate	Unrealized appreciation on futures contracts	$25,960*	Unrealized depreciation on futures contracts	$—*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016 was as follows:

BALANCED		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	$723,587	($104,425)
Interest Rate	Futures	($88,088)	$95,135
Total		$635,499	($9,290)
The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Average Number of Contracts*
Futures contracts long	51
Futures contracts short	(158)
* Averages are based on activity levels during the year ended September 30, 2016.

BOND		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Interest Rate	Futures	$272,598	($123,587)
The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

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Derivative Description	Average Number of Contracts*
Futures contracts long	29
Futures contracts short	(240)
* Averages are based on activity levels during the year ended September 30, 2016.
Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedules of Investments.
The Funds invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Funds have received an exemptive order from the Securities and Exchange Commission permitting the Funds to make investments in these notes under certain conditions.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as each Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures (See the Notes to Schedule of Investments). A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Funds earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced, and annually by Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: Balanced, Bond, and Equity each charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for all Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment companies under the Internal Revenue Code and to distribute substantially all of their taxable earnings.
Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS

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Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates.
For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

BALANCED
First $500 Million	0.41%
Next $500 Million	0.385%
Over $1 Billion	0.35%

BOND
First $1 Billion	0.35%
Over $1 Billion	0.325%

EQUITY
First $2 Billion	0.50%
Next $1 Billion	0.475%
Over $3 Billion	0.45%
For the year ended September 30, 2016, the Advisor voluntarily waived $83,160 of its fee for Equity.
Calvert Investment Management, Inc. voluntarily reimbursed Balanced $274,733 for two trading errors which occurred during the reporting period.  The effect of the losses incurred and the reimbursement by Calvert Investment Management, Inc. of such amounts amounted to $0.01 per share. Excluding such payment, the total return would have been 8.90%, 8.02%, 9.28%, and 9.12% for Class A, Class C, Class I, and Class Y, respectively.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017 for Balanced Class I, Balanced Class Y, Bond Class Y, and Equity Class Y. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses, if any. The contractual expense caps are as follows:

	Balanced	Bond	Equity
Class I	0.62%	N/A	N/A
Class Y	0.73%	0.64%	0.96%
Prior to February 1, 2016, the expense caps were as follows:

	Balanced	Bond	Equity
Class I	0.72%	N/A	N/A
Class Y	0.955%	0.92%	0.96%
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period from October 1, 2015 to January 31, 2016, the administrative fee annual rate were as follows:

	Balanced	Bond	Equity
Class A, C, & Y	0.275%	0.30%	0.20%
Class I	0.125%	0.10%	0.10%
CIAS and the Funds entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Funds commencing on February 1, 2016.
For the period from December 1, 2015 through January 31, 2016, CIAS voluntarily waived the following percentages of the average daily net assets (the amount of the administrative fee above 0.12%) for each Fund:

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	Balanced	Bond	Equity
Class A, C, & Y	0.155%	0.18%	0.08%
Class I	0.005%	N/A	N/A
CIAS has also contractually agreed to waive 0.02% for Class I shares of Bond and Equity (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018.
During the year ended September 30, 2016, CIAS voluntarily waived $164,663, $153,875, and $220,647 in Balanced, Bond and Equity, respectively.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund has adopted a Distribution Plan that permits each Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid for Class A may not exceed 0.35% of the annual average daily net assets of Balanced and Bond and 0.25% of those of Equity. The amount actually paid by Class A of Balanced, Bond, and Equity is an annualized fee, payable monthly, of 0.25% (for Balanced only on assets over $30 million), 0.20%, and 0.25%, respectively, of each Classes’ average daily net assets. The expenses paid for Class C may not exceed 1.00% of the annual average daily net assets of Balanced, Bond, and Equity. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes’ average daily net assets. Class I and Class Y do not have Distribution Plan expenses.
CID received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the year ended September 30, 2016: $177,816 for Balanced, $59,616 for Bond, and $185,127 for Equity.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $144,567, $86,711, and $257,042 for the year ended September 30, 2016 for Balanced, Bond,and Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each regular Board meeting attended. Additional fees of up to $6,000 annually may be paid to the Committee chairs ($10,000 for the Board chair and Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each regular Committee meeting attended. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Funds’ assets. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	BALANCED	BOND	EQUITY
Purchases
Long-Term U.S. Government Securities	$442,154,933	$768,079,491	$—
Other Long-Term Securities	478,657,272	461,074,983	926,563,724
Total Purchases	$920,812,205	$1,229,154,474	$926,563,724
Sales
Long-Term U.S. Government Securities	$428,846,867	$716,716,513	$—
Other Long-Term Securities	496,502,234	470,751,869	1,748,891,364
Total Sales	$925,349,101	$1,187,468,382	$1,748,891,364
The Funds may purchase securities, typically short-term variable rate demand notes, from or sell to other Funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2016, such purchase and sales transactions were:

	BALANCED	BOND	EQUITY
Purchases	$11,901,347	$—	$—
Sales	—	1,380,476	—
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their characters as either long-term or short-

76 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

term. Losses incurred in pre-enactment taxable years can be utilized until expiration. Equity’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Capital Loss Carryforwards
Equity Portfolio
EXPIRATION DATE
2017	($20,959,591)
NO EXPIRATION DATE
Short-term	(5,204,821)
Long-term	(2,579,634)
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

BALANCED
DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$12,570,088	$12,897,283
Long-term capital gains	63,287,202	2,752,072
Total	$75,857,290	$15,649,355

BOND
DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$22,171,638	$21,552,195
Total	$22,171,638	$21,552,195

EQUITY
DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$8,891,156	$13,087,660
Long-term capital gains	453,947,697	255,353,701
Total	$462,838,853	$268,441,361
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	BALANCED	BOND	EQUITY
Unrealized appreciation	$48,650,298	$20,458,746	$570,074,209
Unrealized (depreciation)	(14,730,592)	(4,544,148)	(50,241,965)
Net unrealized appreciation (depreciation)	$33,919,706	$15,914,598	$519,832,244

Undistributed ordinary income	$483,178	$1,189,968	$5,830,247
Undistributed long-term capital gain	$—	$—	$199,205,265
Capital loss carryforward	$—	$—	($28,744,046)
Late year ordinary and post October capital loss deferrals	($50,865)	$—	$—
Other temporary differences	($51,538)	($71,767)	($50,983)

Federal income tax cost of investments	$650,692,399	$879,870,996	$1,667,187,074
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Balanced, the differences are due to Section 1256 futures contracts, loss deferrals on straddle transactions, partnerships, deferred Trustees’ fees, passive activity losses, and wash sales. For Bond, the differences are due to Section 1256 futures contracts, straddles, deferred Trustees’ fees, and wash sales. For Equity, the differences are due to wash sales, partnerships, and capital loss limitations under Internal Revenue Code Section 382.

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Reclassifications, as shown in the table below, have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations.These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Balanced, the reclassifications are due to partnerships, distribution re-designations, and asset-backed securities. For Bond, the reclassifications are due to asset-backed securities. For Equity, the reclassifications are due to foreign currency transactions, real estate investment trusts, distributions recharacterizations, and partnerships.

	BALANCED	BOND	EQUITY
Undistributed net investment income	$13,434	$75,857	($1,281,850)
Accumulated net realized gain (loss)	(13,389)	(75,857)	(8,299,582)
Paid-in capital	(45)	—	9,581,432
NOTE D — SECURITIES LENDING
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered to be illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Funds and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
The total value of securities on loan as of September 30, 2016 was as follows:

Balanced	$2,438,566
Bond	$3,494,297
Equity	$377,739
The following tables display a breakdown of transactions accounted for a secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

BALANCED
	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,532,357	$—	$—	$—	$2,532,357
Amount of recognized liabilities for securities lending transactions					$2,532,357

BOND
	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$3,567,203	$—	$—	$—	$3,567,203
Amount of recognized liabilities for securities lending transactions					$3,567,203

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EQUITY
	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$386,575	$—	$—	$—	$386,575
Amount of recognized liabilities for securities lending transactions					$386,575
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees were allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit at September 30, 2016. Bond had no borrowings under the agreement during the year ended September 30, 2016.
For the year ended September 30, 2016, borrowings by Balanced, Bond and Equity under the arrangement were as follows:

Fund	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
Balanced	$20,817	1.62%	$6,289,135	January 2016
Equity	$664,182	1.39%	$50,000,000	October 2015
NOTE F — AFFILIATED COMPANIES
An affiliated company is a company in which the Funds have a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. Affiliated companies of the Funds as of September 30, 2016 are as follows:

BALANCED
Name of Affiliated Company	Market Value 9/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 9/30/16	Dividend Income
GEEMF Partners LP	$64,783	$—	$—	$—	($1,713)	$63,070	$—
TOTALS	$64,783	$—	$—	$—	($1,713)	$63,070	$—

EQUITY
Name of Affiliated Company	Market Value 9/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 9/30/16	Dividend Income
New Day Farms, Inc., Participation Interest Note	$—	$6,225	($6,225)	$—	$—	$—	$—
New Day Farms, Inc., Series B, Preferred	—	—	—	—	—	—	—
Shangri La Farms, Series A, Preferred	100,000	—	—	—	—	100,000	—
TOTALS	$100,000	$6,225	($6,225)	$—	$—	$100,000	$—
NOTE G — CAPITAL COMMITMENTS
In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios’ investment in these securities. As of September 30, 2016, the aggregate amount of the future capital commitments totals were $403,000 and $5,286,495 for Balanced and Equity, respectively.

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NOTE H — LIMITED PARTNERSHIP INVESTMENT
Balanced executed agreements to invest in the following limited partnerships:

Name of Partnership	Total Capital Commitment	Unfunded Commitment at 9/30/16
Coastal Ventures Partners	$200,000	$—
Commons Capital LP	$500,000	$—
First Analysis Private Equity Fund IV LP	$1,000,000	$60,000
GEEMF Partners LP	$255,500	$—
Global Environment Emerging Markets Fund LP	$744,500	$—
Infrastructure and Environmental Private Equity Fund III LP	$1,000,000	$—
Labrador Ventures III LP	$500,000	$—
Learn Capital Venture Partners III LP	$1,000,000	$343,000
New Markets Growth Fund LLC	$250,000	$—
Solstice Capital LP	$500,000	$—
Total	$5,950,000	$403,000
Equity executed agreements to invest in the following limited partnerships:

Name of Partnership	Total Capital Commitment	Unfunded Commitment at 9/30/16
Accion Frontier Inclusion Fund LP	$1,000,000	$690,064
Adobe Capital Social Mezzanine Fund I LP	$500,000	$224,129
Africa Renewable Energy Fund LP	$1,000,000	$655,336
Arborview Capital Partners LP	$1,000,000	$337,211
Blackstone Cleantech Technology Partners LP	$449,715	$2,885
Bridges Ventures US Sustainable Growth Fund LP	$1,000,000	$784,400
China Environment Fund 2004 LP	$500,000	$37,763
China Environment Fund III LP	$1,000,000	$1,205
Coastal Ventures III LP	$500,000	$100,000
Core Innovation Capital I LP	$1,000,000	$108,539
Cross Culture Ventures I LP	$499,900	$344,931
DBL Equity Fund - BAEF II LP	$1,000,000	$—
DBL Partners III LP	$1,000,000	$729,130
First Analysis Private Equity Fund V LP	$1,000,000	$197,302
Ignia Fund I LP	$1,000,000	$5,097
Impact Ventures II LP	$1,000,000	$70,320
LeapFrog Financial Inclusion Fund	$1,000,000	$144,912
New Markets Education Partners LP	$1,000,000	$212,500
New Markets Venture Partners II LP	$500,000	$25,000
Owl Ventures LP	$500,000	$225,000
Renewable Energy Asia Fund LP	$1,336,154	$6,784
SEAF India International Growth Fund	$482,500	$—
SJF Ventures II LP	$750,000	$—
SJF Ventures III LP	$1,000,000	$235,000
Westly Capital Partners Fund II LP	$1,000,000	$228,409
Total	$21,018,369	$5,365,917
NOTE I — REGULATORY MATTERS
In October 19, 2011, the Advisor determined that it was necessary to change the price at which one of Balanced and Bond's Portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 18, 2008 through October 18, 2011 (the "Relevant Period"). These fair value revisions had the effect of changing the net asset value

80 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

per share at which shareholder subscriptions and redemptions were executed during the Relevant period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $206,623 and $3,320,907 to Balanced and Bond, respectively, to compensate shareholders and Balanced and Bond for harm caused by the prior improper valuation of securities.
The Securities and Exchange Commission (“SEC”) subsequently found that, in distributing the $206,623 and $3,320,907 to Balanced and Bond shareholders, respectively, the Advisor did not precisely calculate Fund and shareholder losses in accordance with the Calvert Funds’ NAV error correction procedures.  On October 18, 2016, in acceptance of the Advisor's settlement proposal, the SEC issued an administrative order requiring the Advisor to make further distributions to affected shareholders by October 13, 2017. The administrative order also censured the Advisor and required the Advisor to pay a $3.9 million penalty to the SEC.
NOTE J — REORGANIZATION
The Board of Trustees approved the reorganization of Calvert Global Equity Income Fund ("Global Equity Income") and Calvert Global Value Fund ("Global Value") (both are series of Calvert SAGE Fund) and Calvert Large Cap Core Portfolio ("Large Cap Core") into Calvert Equity Portfolio ("Equity"). Shareholders approved the reorganization at a meeting on June 17, 2016 and the reorganization took place at the close of business on June 24, 2016.
The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Global Equity Income, Class A	1,601,964	Equity, Class A	750,153	$29,375,999
Global Equity Income, Class C	250,183	Equity, Class C	177,021	4,590,149
Global Equity Income, Class I	59,796	Equity, Class I	24,824	1,095,721
Global Equity Income, Class Y	123,630	Equity, Class Y	56,875	2,288,665

Global Value, Class A	951,286	Equity, Class A	1,323,672	51,834,992
Global Value, Class C	90,082	Equity, Class C	188,276	4,881,991
Global Value, Class I	20,332	Equity, Class I	25,034	1,104,990
Global Value, Class Y	521,720	Equity, Class Y	699,267	28,138,511

Large Cap Core, Class A	3,784,626	Equity, Class A	1,734,569	67,925,741
Large Cap Core, Class C	754,880	Equity, Class C	454,543	11,786,309
Large Cap Core, Class I	831,888	Equity, Class I	349,737	15,437,377
Large Cap Core, Class Y	243,025	Equity, Class Y	110,513	4,447,032

For financial reporting purposes, assets received and shares issued by Equity were recorded at fair value; however, the cost basis of the investments received from Global Equity Income, Global Value and Large Cap Core were carried forward to align ongoing reporting of Equity's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

MERGED PORTFOLIO	NET ASSETS	UNREALIZED APPRECIATION (DEPRECIATION)	ACQUIRING PORTFOLIO	NET ASSETS
Global Equity Income	$37,350,535	$742,994	Equity	$1,987,179,549
Global Value	85,960,483	(1,680,627)	Equity	$1,987,179,549
Large Cap Core	99,596,459	3,673,458	Equity	$1,987,179,549

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 81

Assuming the acquisition had been completed on October 1, 2015, Equity's results of operations for the year ended September 30, 2016 would have been as follows:

Net investment income	$10,035,098(a)
Net realized and change in unrealized gain (loss) on investments	$184,906,535(b)
Net increase (decrease) in assets from operations	$194,941,633
(a) $7,068,815 as reported, plus $485,394, $1,502,633 and $978,256 from pre-merger Global Equity Income, Global Value and Large Cap Core, respectively.
(b) $185,976,145 as reported, plus ($1,133,932), ($6,667,339) and $6,731,661 from pre-merger Global Equity Income, Global Value and Large Cap Core, respectively.
Because Equity, Global Equity Income, Global Value and Large Cap Core sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Global Equity Income, Global Value and Large Cap Core that have been included in Equity's Statement of Operations since June 24, 2016.
NOTE K — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE L — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, the Fund considers certain distributions paid during the year as:

Fund Name	(a) Long-term Capital Gain	(b) Qualified Dividend Income %	(c) Dividends Received Deduction % (for corporate shareholders)
Balanced	$63,287,202	85.8%	77.9%
Bond	-	-	-
Equity	453,947,696	100.0	100.0
(a) The Fund considers the amount shown above as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.
(b) The Fund considers the percentage shown above of ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.
(c) The Fund considers the percentage shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

82 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$31.90	$33.06	$34.13	$30.81	$26.19
Income from investment operations:
Net investment income	0.51(b)	0.43	0.33	0.24	0.23
Net realized and unrealized gain (loss)	2.14(c)	(0.81)	3.02	3.32	4.62
Total from investment operations	2.65	(0.38)	3.35	3.56	4.85
Distributions from:
Net investment income	(0.50)	(0.41)	(0.32)	(0.24)	(0.23)
Net realized gain	(3.23)	(0.37)	(4.10)	—	—
Total distributions	(3.73)	(0.78)	(4.42)	(0.24)	(0.23)
Total increase (decrease) in net asset value	(1.08)	(1.16)	(1.07)	3.32	4.62
Net asset value, ending	$30.82	$31.90	$33.06	$34.13	$30.81
Total return (d)	8.93%(c)	(1.27%)	10.77%	11.60%	18.58%
Ratios to average net assets: (e)
Net investment income	1.67%(b)	1.25%	1.02%	0.76%	0.78%
Total expenses	1.05%	1.13%	1.17%	1.18%	1.22%
Net expenses	1.02%	1.13%	1.16%	1.18%	1.22%
Portfolio turnover	146%	99%	124%	114%	145%
Net assets, ending (in thousands)	$592,625	$569,368	$561,809	$497,160	$447,678

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(c) Total return includes voluntary reimbursement by the Advisor for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.90%.

(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 83

CALVERT BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$31.11	$32.30	$33.45	$30.23	$25.72
Income from investment operations:
Net investment income (loss)	0.25(b)	0.15	0.08	(0.02)	(0.02)
Net realized and unrealized gain (loss)	2.08(c)	(0.78)	2.94	3.25	4.54
Total from investment operations	2.33	(0.63)	3.02	3.23	4.52
Distributions from:
Net investment income	(0.26)	(0.19)	(0.07)	(0.01)	(0.01)
Net realized gain	(3.23)	(0.37)	(4.10)	—	—
Total distributions	(3.49)	(0.56)	(4.17)	(0.01)	(0.01)
Total increase (decrease) in net asset value	(1.16)	(1.19)	(1.15)	3.22	4.51
Net asset value, ending	$29.95	$31.11	$32.30	$33.45	$30.23
Total return (d)	8.05%(c)	(2.08%)	9.89%	10.71%	17.60%
Ratios to average net assets: (e)
Net investment income (loss)	0.85%(b)	0.47%	0.24%	(0.06)%	(0.05)%
Total expenses	1.86%	1.92%	1.95%	1.99%	2.05%
Net expenses	1.84%	1.92%	1.94%	1.99%	2.05%
Portfolio turnover	146%	99%	124%	114%	145%
Net assets, ending (in thousands)	$59,242	$55,180	$48,814	$37,812	$29,605

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(c) Total return includes voluntary reimbursement by the Advisor for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 8.02%.

(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

84 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$32.36	$33.53	$34.55	$31.19	$26.49
Income from investment operations:
Net investment income	0.63(b)	0.59	0.51	0.41	0.45
Net realized and unrealized gain (loss)	2.17(c)	(0.82)	3.06	3.35	4.61
Total from investment operations	2.80	(0.23)	3.57	3.76	5.06
Distributions from:
Net investment income	(0.61)	(0.57)	(0.49)	(0.40)	(0.36)
Net realized gain	(3.23)	(0.37)	(4.10)	—	—
Total distributions	(3.84)	(0.94)	(4.59)	(0.40)	(0.36)
Total increase (decrease) in net asset value	(1.04)	(1.17)	(1.02)	3.36	4.70
Net asset value, ending	$31.32	$32.36	$33.53	$34.55	$31.19
Total return (d)	9.32%(c)	(0.86%)	11.35%	12.13%	19.16%
Ratios to average net assets: (e)
Net investment income	2.04%(b)	1.70%	1.53%	1.26%	1.43%
Total expenses	0.76%	0.64%	0.66%	0.68%	0.83%
Net expenses	0.65%	0.64%	0.66%	0.68%	0.70%
Portfolio turnover	146%	99%	124%	114%	145%
Net assets, ending (in thousands)	$15,554	$13,894	$43,579	$35,578	$29,601

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.007 per share and 0.02% of average net assets.
(c) Total return includes voluntary reimbursement by the Advisor for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 9.28%.

(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 85

CALVERT BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)(b)
Net asset value, beginning	$32.13	$33.29	$34.25	$32.60
Income from investment operations:
Net investment income	0.58(c)	0.50	0.38	0.18
Net realized and unrealized gain (loss)	2.15(d)	(0.83)	3.04	1.48
Total from investment operations	2.73	(0.33)	3.42	1.66
Distributions from:
Net investment income	(0.57)	(0.46)	(0.28)	(0.01)
Net realized gain	(3.23)	(0.37)	(4.10)	—
Total distributions	(3.80)	(0.83)	(4.38)	(0.01)
Total increase (decrease) in net asset value	(1.07)	(1.16)	(0.96)	1.65
Net asset value, ending	$31.06	$32.13	$33.29	$34.25
Total return (e)	9.15%(d)	(1.13%)	10.97%	5.11%
Ratios to average net assets: (f)
Net investment income	1.89%(c)	1.46%	1.27%	0.71%(g)
Total expenses	0.88%	1.09%	3.32%	61.96%(g)
Net expenses	0.78%	0.96%	0.96%	0.97%(g)
Portfolio turnover	146%	99%	124%	114%
Net assets, ending (in thousands)	$13,178	$6,103	$3,250	$66

(a) Per share figures are calculated using the Average Shares Method.
(b) From April 30, 2013 inception.
(c) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.008 per share and 0.03% of average net assets.
(d) Total return includes voluntary reimbursement by the Advisor for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 9.12%.

(e) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(f) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(g) Annualized.
See notes to financial statements.

86 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$15.83	$15.92	$15.61	$16.58	$15.85
Income from investment operations:
Net investment income	0.40(b)	0.38	0.38	0.33	0.40
Net realized and unrealized gain (loss)	0.53	(0.09)	0.34	(0.69)	0.91
Total from investment operations	0.93	0.29	0.72	(0.36)	1.31
Distributions from:
Net investment income	(0.40)	(0.38)	(0.38)	(0.35)	(0.41)
Net realized gain	—	—	(0.03)	(0.26)	(0.17)
Total distributions	(0.40)	(0.38)	(0.41)	(0.61)	(0.58)
Total increase (decrease) in net asset value	0.53	(0.09)	0.31	(0.97)	0.73
Net asset value, ending	$16.36	$15.83	$15.92	$15.61	$16.58
Total return (c)	5.96%	1.79%	4.66%	(2.27%)	8.47%
Ratios to average net assets: (d)
Net investment income	2.49%(b)	2.35%	2.40%	2.05%	2.52%
Total expenses	0.94%	1.07%	1.12%	1.11%	1.16%
Net expenses	0.91%	1.07%	1.12%	1.11%	1.16%
Portfolio turnover	154%	241%	187%	214%	228%
Net assets, ending (in thousands)	$395,957	$395,194	$378,269	$408,823	$473,995

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 87

CALVERT BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$15.73	$15.82	$15.52	$16.48	$15.76
Income from investment operations:
Net investment income	0.25(b)	0.24	0.25	0.20	0.27
Net realized and unrealized gain (loss)	0.54	(0.09)	0.33	(0.68)	0.90
Total from investment operations	0.79	0.15	0.58	(0.48)	1.17
Distributions from:
Net investment income	(0.26)	(0.24)	(0.25)	(0.22)	(0.28)
Net realized gain	—	—	(0.03)	(0.26)	(0.17)
Total distributions	(0.26)	(0.24)	(0.28)	(0.48)	(0.45)
Total increase (decrease) in net asset value	0.53	(0.09)	0.30	(0.96)	0.72
Net asset value, ending	$16.26	$15.73	$15.82	$15.52	$16.48
Total return (c)	5.05%	0.95%	3.78%	(3.01%)	7.58%
Ratios to average net assets: (d)
Net investment income	1.59%(b)	1.51%	1.60%	1.26%	1.73%
Total expenses	1.84%	1.91%	1.92%	1.90%	1.96%
Net expenses	1.81%	1.91%	1.92%	1.90%	1.96%
Portfolio turnover	154%	241%	187%	214%	228%
Net assets, ending (in thousands)	$32,349	$32,626	$33,963	$37,620	$45,974

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

88 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$15.85	$15.94	$15.62	$16.59	$15.85
Income from investment operations:
Net investment income	0.46(b)	0.47	0.48	0.43	0.50
Net realized and unrealized gain (loss)	0.53	(0.09)	0.35	(0.70)	0.92
Total from investment operations	0.99	0.38	0.83	(0.27)	1.42
Distributions from:
Net investment income	(0.46)	(0.47)	(0.48)	(0.44)	(0.51)
Net realized gain	—	—	(0.03)	(0.26)	(0.17)
Total distributions	(0.46)	(0.47)	(0.51)	(0.70)	(0.68)
Total increase (decrease) in net asset value	0.53	(0.09)	0.32	(0.97)	0.74
Net asset value, ending	$16.38	$15.85	$15.94	$15.62	$16.59
Total return (c)	6.35%	2.36%	5.35%	(1.69%)	9.21%
Ratios to average net assets: (d)
Net investment income	2.86%(b)	2.91%	3.01%	2.66%	3.12%
Total expenses	0.54%	0.51%	0.50%	0.51%	0.56%
Net expenses	0.53%	0.51%	0.50%	0.51%	0.56%
Portfolio turnover	154%	241%	187%	214%	228%
Net assets, ending (in thousands)	$355,017	$328,690	$300,602	$220,621	$202,799

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 89

CALVERT BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$15.94	$16.03	$15.70	$16.67	$15.93
Income from investment operations:
Net investment income	0.44(b)	0.42	0.42	0.38	0.45
Net realized and unrealized gain (loss)	0.54	(0.09)	0.35	(0.70)	0.92
Total from investment operations	0.98	0.33	0.77	(0.32)	1.37
Distributions from:
Net investment income	(0.44)	(0.42)	(0.41)	(0.39)	(0.46)
Net realized gain	—	—	(0.03)	(0.26)	(0.17)
Total distributions	(0.44)	(0.42)	(0.44)	(0.65)	(0.63)
Total increase (decrease) in net asset value	0.54	(0.09)	0.33	(0.97)	0.74
Net asset value, ending	$16.48	$15.94	$16.03	$15.70	$16.67
Total return (c)	6.26%	2.06%	4.98%	(1.97%)	8.79%
Ratios to average net assets: (d)
Net investment income	2.75%(b)	2.63%	2.66%	2.36%	2.81%
Total expenses	0.67%	0.80%	0.85%	0.81%	0.87%
Net expenses	0.64%	0.80%	0.85%	0.81%	0.87%
Portfolio turnover	154%	241%	187%	214%	228%
Net assets, ending (in thousands)	$110,049	$77,131	$53,613	$39,300	$35,396

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

90 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$47.79	$50.33	$44.68	$38.48	$32.91
Income from investment operations:
Net investment income (loss)	0.11(b)	0.10	0.02	0.07	(0.05)
Net realized and unrealized gain (loss)	3.74	2.20	7.67	6.19	7.32
Total from investment operations	3.85	2.30	7.69	6.26	7.27
Distributions from:
Net investment income	(0.13)	(0.02)	(0.05)	(0.01)	—
Net realized gain	(10.13)	(4.82)	(1.99)	(0.05)	(1.70)
Total distributions	(10.26)	(4.84)	(2.04)	(0.06)	(1.70)
Total increase (decrease) in net asset value	(6.41)	(2.54)	5.65	6.20	5.57
Net asset value, ending	$41.38	$47.79	$50.33	$44.68	$38.48
Total return (c)	8.57%	4.57%	17.63%	16.30%	22.75%
Ratios to average net assets: (d)
Net investment income (loss)	0.27%(b)	0.19%	0.05%	0.18%	(0.15%)
Total expenses	1.10%	1.13%	1.15%	1.21%	1.21%
Net expenses	1.08%	1.12%	1.14%	1.20%	1.21%
Portfolio turnover	44%	37%	24%	32%	36%
Net assets, ending (in thousands)	$1,385,988	$1,328,913	$1,590,823	$1,602,401	$1,500,089

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 91

CALVERT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$34.98	$38.31	$34.66	$30.06	$26.24
Income from investment operations:
Net investment loss	(0.14)(b)	(0.20)	(0.25)	(0.17)	(0.25)
Net realized and unrealized gain (loss)	2.67	1.69	5.89	4.82	5.77
Total from investment operations	2.53	1.49	5.64	4.65	5.52
Distributions from:
Net investment income	(0.03)	—	—	—	—
Net realized gain	(10.13)	(4.82)	(1.99)	(0.05)	(1.70)
Total distributions	(10.16)	(4.82)	(1.99)	(0.05)	(1.70)
Total increase (decrease) in net asset value	(7.63)	(3.33)	3.65	4.60	3.82
Net asset value, ending	$27.35	$34.98	$38.31	$34.66	$30.06
Total return (c)	7.73%	3.82%	16.76%	15.51%	21.82%
Ratios to average net assets: (d)
Net investment loss	(0.50%)(b)	(0.54%)	(0.68%)	(0.52%)	(0.87%)
Total expenses	1.87%	1.87%	1.88%	1.91%	1.94%
Net expenses	1.85%	1.86%	1.87%	1.90%	1.93%
Portfolio turnover	44%	37%	24%	32%	36%
Net assets, ending (in thousands)	$178,719	$169,649	$171,869	$158,591	$150,000

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

92 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$52.65	$54.90	$48.48	$41.55	$35.22
Income from investment operations:
Net investment income	0.32(b)	0.38	0.29	0.32	0.16
Net realized and unrealized gain (loss)	4.14	2.38	8.34	6.70	7.87
Total from investment operations	4.46	2.76	8.63	7.02	8.03
Distributions from:
Net investment income	(0.30)	(0.19)	(0.22)	(0.04)	—
Net realized gain	(10.13)	(4.82)	(1.99)	(0.05)	(1.70)
Total distributions	(10.43)	(5.01)	(2.21)	(0.09)	(1.70)
Total increase (decrease) in net asset value	(5.97)	(2.25)	6.42	6.93	6.33
Net asset value, ending	$46.68	$52.65	$54.90	$48.48	$41.55
Total return (c)	9.01%	5.06%	18.23%	16.95%	23.44%
Ratios to average net assets: (d)
Net investment income	0.68%(b)	0.69%	0.56%	0.72%	0.40%
Total expenses	0.69%	0.64%	0.64%	0.66%	0.67%
Net expenses	0.67%	0.63%	0.62%	0.65%	0.66%
Portfolio turnover	44%	37%	24%	32%	36%
Net assets, ending (in thousands)	$472,583	$567,954	$961,680	$798,677	$667,246

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 93

CALVERT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$48.90	$51.35	$45.51	$39.06	$33.25
Income from investment operations:
Net investment income	0.25(b)	0.25	0.18	0.23	0.09
Net realized and unrealized gain (loss)	3.83	2.25	7.81	6.30	7.42
Total from investment operations	4.08	2.50	7.99	6.53	7.51
Distributions from:
Net investment income	(0.29)	(0.13)	(0.16)	(0.03)	—
Net realized gain	(10.13)	(4.82)	(1.99)	(0.05)	(1.70)
Total distributions	(10.42)	(4.95)	(2.15)	(0.08)	(1.70)
Total increase (decrease) in net asset value	(6.34)	(2.45)	5.84	6.45	5.81
Net asset value, ending	$42.56	$48.90	$51.35	$45.51	$39.06
Total return (c)	8.89%	4.89%	17.99%	16.76%	23.26%
Ratios to average net assets: (d)
Net investment income	0.58%(b)	0.49%	0.36%	0.56%	0.25%
Total expenses	0.79%	0.84%	0.83%	0.82%	0.82%
Net expenses	0.77%	0.82%	0.82%	0.81%	0.81%
Portfolio turnover	44%	37%	24%	32%	36%
Net assets, ending (in thousands)	$195,138	$157,114	$139,319	$137,137	$106,723

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

94 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 95

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

96 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 97

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

98 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 99

CALVERT SOCIAL INVESTMENT FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert Asset Allocation Funds • Conservative Allocation Fund • Moderate Allocation Fund • Aggressive Allocation Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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TABLE OF CONTENTS

4	President’s Letter
6	Portfolio Management Discussion
13	Understanding Your Fund’s Expenses
16	Report of Independent Registered Public Accounting Firm
17	Schedule of Investments
20	Statement of Assets and Liabilities
23	Statements of Operations
25	Statements of Changes in Net Assets
31	Notes to Financial Statements
42	Financial Highlights
53	Proxy Voting
53	Availability of Quarterly Portfolio Holdings
54	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

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The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

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PORTFOLIO MANAGEMENT DISCUSSION

Joshua Linder, CFA Portfolio Manager	John Nichols, CFA Vice President, Equities
Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income	Brian S. Ellis, CFA Portfolio Manager
Market Review
For the 12-month period ended September 30, 2016, the S&P 500 rose 15.43% and the Russell 1000 rose 14.93% while the MSCI EAFE Index and the MSCI Emerging Markets Index rose 6.52% and 16.78%, respectively. The Russell 2000 returned 15.47%, with the Russell 2000 Value rising 18.81% and the Russell 2000 Growth rising 12.12%.
The United States Federal Reserve Board (the “Fed”) raised interest rates only one time during the period. This was less than many observers had expected. Long-term government bond yields ended the period lower than where they began in nearly every major economy. The Japanese yen generally strengthened and the British pound weakened over the period, with the U.S. dollar remaining relatively stable vs. the Euro and the Chinese Yuan. Commodity prices fluctuated but most ended near their starting point, except for the price of gold increasing to over $1,300/oz., as of September 30, 2016.
The strong stock returns masked volatility which occurred during the twelve months. Stocks rallied to end 2015, then struggled in the first quarter of 2016, as investors became concerned about near-term economic growth. From April - September 2016, global stocks rallied as central banks kept interest rates low and economic data was generally positive.
The U.S. monthly jobs reports showed more new jobs created in June and July than in any previous month during 2016. The housing and consumer recovery continued to pick up steam. OPEC announced its first production cut in eight years in September. However, market reaction was muted as any negative effects are likely to be mitigated by U.S. producers’ ability to step in and fill outstanding demand. Inflation remained low, contributing to the decision by the Fed in September to maintain its steady-state policy, while indicating an increased probability of a December rate hike.
Investment Strategy and Technique
The asset allocation funds are "funds of funds." They typically invest within the following ranges in the underlying Calvert funds that primarily invest in the following asset classes:

	Fixed Income	Equity	Cash & Money Market Instruments
Conservative Allocation Fund	45% to 75%	15% to 45%	0% to 20%
Moderate Allocation Fund	20% to 50%	50% to 80%	0% to 20%
Aggressive Allocation Fund	0% to 30%	70% to 100%	0% to 10%
In addition, the funds may invest, to a limited extent, in derivatives instruments and exchange-traded funds to facilitate periodic rebalancing to their target asset allocations and to implement tactical asset allocation decisions.

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CALVERT CONSERVATIVE ALLOCATION FUND
SEPTEMBER 30, 2016

ASSET ALLOCATION		% OF TOTAL INVESTMENTS
Fixed Income Funds		61.5%
Domestic Equity Funds		29.7%
International and Global Equity Funds		8.8%
Total		100%

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	3.48%	5.42%
Class C	3.07%	4.57%
Class I *	3.66%	5.60%
Class Y *	3.58%	5.51%
Bloomberg Barclays U.S. Aggregate Bond Index	2.68%	5.19%
Conservative Allocation Composite Benchmark	3.71%	7.30%
Lipper Mixed-Asset Target Alloc. Conservative Funds Average	4.60%	7.30%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.
The Conservative Allocation Composite Benchmark is an internally constructed benchmark comprised of a blend of 22% Russell 3000 Index, 7% MSCI EAFE Investable Market Index, 1% MSCI Emerging Markets Index, 60% Bloomberg Barclays U.S. Aggregate Index, and 10% Bloomberg Barclays U.S. 3 Month Treasury Bellwether. Prior to 3/3/15 the blend was comprised of: 22% Russell 3000 Index, 8% MSCI EAFE Investable Market Index, 60% Bloomberg Barclays U.S. Credit Index, and 10% Bloomberg Barclays U.S. 3 Month Treasury Bellwether. Prior to 11/1/2015 the fixed income component was the Bloomberg Barclays U.S. Credit Index.
* See note regarding Class I and Class Y shares on page 10.

Fund Performance Relative to the Benchmark
Calvert Conservative Allocation Fund’s Class A shares (at NAV) returned 5.42% for the 12-month period ended September 30, 2016, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 5.19% and underperforming its blended composite benchmark, which returned 7.30%.
The Calvert Moderate Allocation Fund’s Class A shares (at NAV) returned 7.16% for the 12-month period ended September 30, 2016, underperforming both its benchmark, the Russell 3000 Index, and its blended composite benchmark, which returned 14.96% and 10.52%, respectively.
The Calvert Aggressive Allocation Fund’s Class A shares (at NAV) returned 8.03% for the 12-month period ended

September 30, 2016, underperforming both its benchmark, the Russell 3000 Index, and its blended composite benchmark, which returned 14.96% and 12.77%, respectively.
The blended composite benchmarks referenced above were developed by Calvert to be used as secondary composite benchmarks based on a mix of market indexes, which more closely reflect the asset allocation strategy of each Fund than the single asset class benchmarks.
The Funds remained overweight in U.S. equities during the period based on our more positive outlook for the U.S. economy, especially compared to the structural challenges facing many international economies. However, when equities rallied to start the fourth quarter of 2015, we used the bounce as an opportunity to reduce equity exposure and allocate to cash. We believe bringing the Funds’ equity allocation closer to their policy targets is a more appropriate level of risk given the backdrop of rising volatility and lingering concerns about global economic growth.
Overall, the Funds benefited from asset allocation positioning during the period. Our overweight to high yield within the fixed income allocation, and within our equity allocation, a higher allocation to the Value Index compared to Growth Index and overweight in U.S. small caps relative to U.S. large caps, all contributed positively to performance.
Relative underperformance by several of the underlying equity funds was the primary detractor from performance.
Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe U.S. stocks can continue to post decent performance, although probably not as robust as what we’ve experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels. Many international economies continue to be hindered by underlying structural and economic fiscal challenges, including Europe and Japan.
While some earlier sources of volatility have receded, such as commodity prices, other uncertainties remain. In the near term, the U.S. elections in November have the potential to significantly increase economic policy uncertainty. At a minimum, this is likely to continue to weigh on already weak business investment. Given the widely disparate views of the presidential contenders, volatility in currency and risk markets seems likely. A number of national elections in Europe, particularly where populist parties have shown strength, also could contribute to heightened volatility.
While we remain cautious on China’s long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets.

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CALVERT MODERATE ALLOCATION FUND
SEPTEMBER 30, 2016

ASSET ALLOCATION		% OF TOTAL INVESTMENTS
Domestic Equity Funds		54.0%
Fixed Income Funds		28.8%
International and Global Equity Funds		17.2%
Total		100%

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	4.35%	7.16%
Class C	3.95%	6.37%
Class I *	4.49%	7.31%
Class Y *	4.46%	7.28%
Russell 3000 Index	7.14%	14.96%
Moderate Allocation Composite Benchmark	5.35%	10.52%
Lipper Mixed-Asset Target Alloc. Growth Funds Average	5.31%	9.23%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.
The Moderate Allocation Composite Benchmark is an internally constructed benchmark comprised of a blend of 47% Russell 3000 Index, 15% MSCI EAFE Investable Market Index, 3% MSCI Emerging Markets Index, 30% Bloomberg Barclays U.S. Aggregate Index, and 5% Bloomberg Barclays U.S. 3 Month Treasury Bellwether. Prior to 3/3/15 the blend was comprised of: 47% Russell 3000 Index, 18% MSCI EAFE Investable Market Index, 30% Bloomberg Barclays U.S. Credit Index, and 5% Bloomberg Barclays U.S. 3 Month Treasury Bellwether. Prior to 11/1/2015 the fixed income component was the Bloomberg Barclays U.S. Credit Index.
* See note regarding Class I and Class Y shares on page 11.

Accommodative monetary policy by central banks around the world should limit the downside for equities. However, divergent global monetary policies, volatility, and liquidity challenges are likely to continue to strongly influence fixed income markets in the fourth quarter. The impact of divergence—opposing U.S. and global central bank policy directions—is likely to be reinforced as accumulating signs of strength in the U.S. economy increase the likelihood of another rate hike by the Fed occurring before the end of 2016.
The United States has seen continued strength in consumer spending and employment growth. Mounting signs of inflation, albeit modest, are further building the case for more tightening.

CALVERT AGGRESSIVE ALLOCATION FUND
SEPTEMBER 30, 2016

ASSET ALLOCATION		% OF TOTAL INVESTMENTS
Domestic Equity Funds		69.2%
International and Global Equity Funds		24.8%
Fixed Income Funds		6.0%
Total		100%

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	4.62%	8.03%
Class C	4.21%	7.06%
Class I *	4.73%	8.14%
Class Y *	4.79%	8.20%
Russell 3000 Index	7.14%	14.96%
Aggressive Allocation Composite Benchmark	6.51%	12.77%
Lipper Mixed-Asset Target Alloc. Agg. Growth Funds Average	6.34%	10.33%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.
The Aggressive Allocation Composite Benchmark is an internally constructed benchmark comprised of a blend of 64% Russell 3000 Index, 21% MSCI EAFE Investable Market Index, 5% MSCI Emerging Markets Index and 10% Bloomberg Barclays U.S. Aggregate Index. Prior to 3/3/15 the blend was comprised of: 64% Russell 3000 Index, 26% MSCI EAFE Investable Market Index, and 10% Bloomberg Barclays U.S. Credit Index. Prior to 11/1/2015 the fixed income component was the Bloomberg Barclays U.S. Credit Index.
* See note regarding Class I and Class Y shares on page 12.

Despite these risks, we think the fixed income market is still mispriced because it is underestimating the pace of rate hikes in the U.S. As a result, in the management of the underlying Calvert fixed income funds we continue to favor a shorter duration at the front end of the yield curve. However, the relative attractiveness of U.S. rates means that global influences will exert more control over intermediate- and longer-term rates than will Fed policy. While we believe these parts of the curve are also fundamentally overvalued, we remain neutral in duration to them for the time being.
We still favor non-benchmark securitized assets, including commercial mortgage-backed securities, asset-backed securities and non-agency mortgage-backed securities because of their more attractive spreads and tendency to be less vulnerable than corporates to market volatility. These assets

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are tied to the U.S. economy, specifically to U.S. consumer and housing markets, a further positive in periods of high global economic uncertainty, volatility, and slow growth. In our view, an active, multi-sector approach to fixed income investing remains a sound strategy, and strategic allocations to cash and Treasuries will play a key role in successfully navigating the volatile, liquidity-challenged environment we expect for the foreseeable future.
Although volatility in the equity markets may pick up, we believe this should also provide greater opportunities for stock picking in the actively-managed underlying equity funds. We believe our stock-selection strategy, which incorporates consideration of environmental, social, and governance (ESG) factors along with quantitative analysis, is well positioned for the current environment.

Joshua Linder, CFA	John Nichols, CFA

Vishal Khanduja, CFA	Brian S. Ellis, CFA
Calvert Investment Management, Inc.
September 2016

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED) 9

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT CONSERVATIVE ALLOCATION FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CCLAX	0.39%	5.70%	4.42%
Class C (with max. load)	CALCX	3.57%	5.72%	3.72%
Class I *	CFAIX	5.60%	6.77%	4.95%
Class Y *	CALYX	5.51%	6.76%	4.94%
Bloomberg Barclays U.S. Aggregate Bond Index		5.19%	3.08%	4.79%
Conservative Allocation Composite Benchmark		7.30%	6.93%	5.75%
Lipper Mixed-Asset Target Alloc. Conservative Funds Average		7.30%	5.83%	4.17%

* Calvert Conservative Allocation Fund first offered Class I and Y shares on May 20th, 2016. Performance prior to that date reflects Class A shares at net asset value without adjustments for any differences in the expenses of the same classes. If adjusted for the differences returns would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.27% (includes Underlying Fund Fees). This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT MODERATE ALLOCATION FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CMAAX	2.07%	8.30%	4.03%
Class C (with max. load)	CMACX	5.37%	8.54%	3.75%
Class I *	CLAIX	7.31%	9.39%	4.55%
Class Y *	CMLYX	7.28%	9.38%	4.55%
Russell 3000 Index		14.96%	16.36%	7.37%
Moderate Allocation Composite Benchmark		10.52%	10.61%	6.31%
Lipper Mixed-Asset Target Alloc. Growth Funds Average		9.23%	9.97%	5.06%

* Calvert Moderate Allocation Fund first offered Class I and Y shares on May 20th, 2016. Performance prior to that date reflects Class A shares at net asset value without adjustments for any differences in the expenses of the same classes. If adjusted for the differences returns would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.38% (includes Underlying Fund Fees). This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED) 11

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT AGGRESSIVE ALLOCATION FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CAAAX	2.91%	10.61%	3.96%
Class C (with max. load)	CAACX	6.06%	10.46%	3.17%
Class I *	CAGIX	8.14%	11.71%	4.47%
Class Y *	CAIYX	8.20%	11.72%	4.48%
Russell 3000 Index		14.96%	16.36%	7.37%
Aggressive Allocation Composite Benchmark		12.77%	13.13%	6.41%
Lipper Mixed-Asset Target Alloc. Agg. Growth Funds Average		10.33%	11.37%	4.43%

* Calvert Aggressive Allocation Fund first offered Class I and Y shares on May 20th, 2016. Performance prior to that date reflects Class A shares at net asset value without adjustments for any differences in the expenses of the same classes. If adjusted for the differences returns would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.57% (includes Underlying Fund Fees). This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transactions costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period for Class A and C (April 1, 2016 to September 30, 2016) and since inception for Class I and Y (May 20, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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CALVERT CONSERVATIVE ALLOCATION FUND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.44%	$1,000.00	$1,034.80	$2.24
Hypothetical (5% return per year before expenses)	0.44%	$1,000.00	$1,022.80	$2.23
Class C
Actual	1.19%	$1,000.00	$1,030.70	$6.04
Hypothetical (5% return per year before expenses)	1.19%	$1,000.00	$1,019.05	$6.01
Class I
Actual	0.09%	$1,000.00	$1,034.00	$0.33
Hypothetical (5% return per year before expenses)	0.09%	$1,000.00	$1,017.57	$0.32
Class Y
Actual	0.19%	$1,000.00	$1,033.20	$0.69
Hypothetical (5% return per year before expenses)	0.19%	$1,000.00	$1,017.22	$0.69

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 for class A and C (to reflect the one-half year period) and 131/366 for class I and Y (to reflect since inception date). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

CALVERT MODERATE ALLOCATION FUND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.44%	$1,000.00	$1,043.50	$2.25
Hypothetical (5% return per year before expenses)	0.44%	$1,000.00	$1,022.80	$2.23
Class C
Actual	1.19%	$1,000.00	$1,039.50	$6.07
Hypothetical (5% return per year before expenses)	1.19%	$1,000.00	$1,019.05	$6.01
Class I
Actual	0.09%	$1,000.00	$1,048.60	$0.33
Hypothetical (5% return per year before expenses)	0.09%	$1,000.00	$1,017.57	$0.32
Class Y
Actual	0.19%	$1,000.00	$1,048.30	$0.70
Hypothetical (5% return per year before expenses)	0.19%	$1,000.00	$1,017.22	$0.69

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 for class A and C (to reflect the one-half year period) and 131/366 for class I and Y (to reflect since inception date). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

14 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED)

CALVERT AGGRESSIVE ALLOCATION FUND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.43%	$1,000.00	$1,046.20	$2.20
Hypothetical (5% return per year before expenses)	0.43%	$1,000.00	$1,022.85	$2.17
Class C
Actual	1.18%	$1,000.00	$1,042.10	$6.02
Hypothetical (5% return per year before expenses)	1.18%	$1,000.00	$1,019.10	$5.96
Class I
Actual	0.08%	$1,000.00	$1,056.50	$0.29
Hypothetical (5% return per year before expenses)	0.08%	$1,000.00	$1,017.61	$0.29
Class Y
Actual	0.18%	$1,000.00	$1,057.10	$0.66
Hypothetical (5% return per year before expenses)	0.18%	$1,000.00	$1,017.25	$0.65

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 for class A and C (to reflect the one-half year period) and 131/366 for class I and Y (to reflect since inception date). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED) 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of Calvert Social Investment Fund and Shareholders of the Calvert Asset Allocation Funds:
We have audited the accompanying statements of assets and liabilities of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (collectively the “Funds”), each a series of Calvert Social Investment Fund, including the schedules of investments as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

16 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
MUTUAL FUNDS (a) - 99.9%
Calvert Fund:
Calvert High Yield Bond Fund, Class I	256,200	6,899,470
Calvert Ultra-Short Income Fund, Class I	1,780,202	27,771,154
Calvert Impact Fund, Inc.:
Calvert Green Bond Fund, Class I	63,290	989,228
Calvert Small Cap Fund, Class I	357,903	8,296,189
Calvert Management Series:
Calvert Unconstrained Bond Fund, Class I	1,430,852	21,663,105
Calvert Responsible Index Series, Inc.:
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	1,001,238	19,283,834
Calvert U.S. Large Cap Growth Responsible Index Fund, Class I	282,542	5,859,922
Calvert U.S. Large Cap Value Responsible Index Fund, Class I	516,708	10,427,158
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	2,777,467	45,494,909
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	169,843	5,839,218
Calvert Emerging Markets Equity Fund, Class I	222,001	2,899,337
Calvert International Equity Fund, Class I	471,815	7,803,819
Calvert International Opportunities Fund, Class I	270,093	3,932,561

Total Mutual Funds (Cost $163,718,496)		167,159,904

TOTAL INVESTMENTS (Cost $163,718,496) - 99.9%		167,159,904
Other assets and liabilities, net - 0.1%		188,000
NET ASSETS - 100.0%		$167,347,904

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
E-Mini S&P 500 Index	(60)	12/16	($6,481,200)	($133,309)
MSCI EAFE Mini Index	(6)	12/16	(512,010)	(5,443)
MSCI Emerging Markets Mini Index	(25)	12/16	(1,140,625)	(25,055)
Russell 2000 Mini Index	(36)	12/16	(4,493,880)	(137,425)
Total Short				($301,232)

NOTES TO SCHEDULE OF INVESTMENTS
(a) Affiliated company.
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 17

CALVERT MODERATE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
MUTUAL FUNDS (a) - 100.0%
Calvert Fund:
Calvert High Yield Bond Fund, Class I	279,005	7,513,595
Calvert Ultra-Short Income Fund, Class I	12,751	198,918
Calvert Impact Fund, Inc.:
Calvert Green Bond Fund, Class I	60,568	946,670
Calvert Small Cap Fund, Class I	943,512	21,870,608
Calvert Management Series:
Calvert Unconstrained Bond Fund, Class I	1,455,944	22,042,988
Calvert Responsible Index Series, Inc.:
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	2,569,639	49,491,256
Calvert U.S. Large Cap Growth Responsible Index Fund, Class I	879,752	18,246,053
Calvert U.S. Large Cap Value Responsible Index Fund, Class I	1,608,835	32,466,296
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	2,481,520	40,647,295
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund,Class I	343,906	11,823,494
Calvert Emerging Markets Equity Fund, Class I	687,712	8,981,518
Calvert International Equity Fund, Class I	1,257,575	20,800,286
Calvert International Opportunities Fund, Class I	885,843	12,897,867

Total Mutual Funds (Cost $239,790,619)		247,926,844

TOTAL INVESTMENTS (Cost $239,790,619) - 100.0%		247,926,844
Other assets and liabilities, net - 0.0%		120,690
NET ASSETS - 100.0%		$248,047,534

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
MSCI EAFE Mini Index	27	12/16	$2,304,045	$24,240
Short:
E-Mini S&P 500 Index	(37)	12/16	($3,996,740)	($82,207)
MSCI Emerging Markets Mini Index	(29)	12/16	(1,323,125)	(29,064)
Russell 2000 Mini Index	(82)	12/16	(10,236,060)	(313,024)
Total Short				($424,295)

NOTES TO SCHEDULE OF INVESTMENTS
(a) Affiliated company.
See notes to financial statements.

18 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
MUTUAL FUNDS (a) - 100.1%
Calvert Impact Fund, Inc.:
Calvert Small Cap Fund, Class I	525,290	12,176,221
Calvert Management Series:
Calvert Unconstrained Bond Fund, Class I	186,452	2,822,880
Calvert Responsible Index Series, Inc.:
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	1,654,004	31,856,109
Calvert U.S. Large Cap Growth Responsible Index Fund, Class I	581,436	12,058,980
Calvert U.S. Large Cap Value Responsible Index Fund, Class I	1,075,651	21,706,634
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	273,098	4,473,343
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	202,450	6,960,240
Calvert Emerging Markets Equity Fund, Class I	445,555	5,818,953
Calvert International Equity Fund, Class I	843,032	13,943,755
Calvert International Opportunities Fund, Class I	730,076	10,629,912

Total Mutual Funds (Cost $118,630,855)		122,447,027

TOTAL INVESTMENTS (Cost $118,630,855) - 100.1%		122,447,027
Other assets and liabilities, net - (0.1%)		(142,337)
NET ASSETS - 100.0%		$122,304,690

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
MSCI EAFE Mini Index	3	12/16	$256,005	$2,693
Short:
Russell 2000 Mini Index	(34)	12/16	($4,244,220)	($129,790)

NOTES TO SCHEDULE OF INVESTMENTS
(a) Affiliated company.
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 19

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in affiliated securities, at value (Cost $163,718,496) - see accompanying schedule	$167,159,904
Cash	1,196
Cash collateral at broker	557,600
Receivable for securities sold	403,056
Receivable for shares sold	86,219
Trustees' deferred compensation plan	90,765
Receivable from Calvert Investment Management, Inc.	24,449
Total assets	168,323,189

LIABILITIES
Payable for securities purchased	245,193
Payable for shares redeemed	360,287
Payable for futures contracts variation margin	108,790
Payable to Calvert Investment Distributors, Inc.	55,439
Payable to Calvert Investment Administrative Services, Inc.	16,448
Payable to Calvert Investment Services, Inc.	1,887
Payable for Trustees' fees and expenses	3,725
Trustees' deferred compensation plan	90,765
Accrued expenses and other liabilities	92,751
Total liabilities	975,285
NET ASSETS	$167,347,904

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 7,982,657 shares outstanding	$128,616,501
Class C: 2,108,784 shares outstanding	33,564,769
Class I: 62,745 shares outstanding	1,008,373
Class Y: 24,500 shares outstanding	401,007
Undistributed net investment income	19,815
Accumulated net realized gain (loss)	597,263
Net unrealized appreciation (depreciation)	3,140,176
NET ASSETS	$167,347,904

NET ASSET VALUE PER SHARE
Class A (based on net assets of $131,575,990)	$16.48
Class C (based on net assets of $34,334,285)	$16.28
Class I (based on net assets of $1,033,995)	$16.48
Class Y (based on net assets of $403,634)	$16.47
See notes to financial statements.

20 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in affiliated securities, at value (Cost $239,790,619) - see accompanying schedule	$247,926,844
Cash	3,492
Cash collateral at broker	644,517
Receivable for securities sold	1,177,024
Receivable for shares sold	205,640
Trustees' deferred compensation plan	143,565
Receivable from Calvert Investment Management, Inc.	31,945
Total assets	250,133,027

LIABILITIES
Payable for securities purchased	1,046,409
Payable for shares redeemed	535,485
Payable for futures contracts variation margin	120,070
Payable to Calvert Investment Distributors, Inc.	77,087
Payable to Calvert Investment Administrative Services, Inc.	24,447
Payable to Calvert Investment Services, Inc.	4,304
Payable for Trustees' fees and expenses	5,564
Trustees' deferred compensation plan	143,565
Accrued expenses and other liabilities	128,562
Total liabilities	2,085,493
NET ASSETS	$248,047,534

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 11,416,182 shares outstanding	$195,739,939
Class C: 2,494,681 shares outstanding	41,842,509
Class I: 58,744 shares outstanding	1,004,593
Class Y: 22,249 shares outstanding	391,781
Undistributed net investment income	17,879
Accumulated net realized gain (loss)	1,314,663
Net unrealized appreciation (depreciation)	7,736,170
NET ASSETS	$248,047,534

NET ASSET VALUE PER SHARE
Class A (based on net assets of $203,906,883)	$17.86
Class C (based on net assets of $42,694,800)	$17.11
Class I (based on net assets of $1,048,639)	$17.85
Class Y (based on net assets of $397,212)	$17.85
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 21

CALVERT AGGRESSIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in affiliated securities, at value (Cost $118,630,855) - see accompanying schedule	$122,447,027
Cash	2,730
Cash collateral at broker	193,505
Receivable for securities sold	920,347
Receivable for shares sold	31,648
Securities lending income receivable	16
Trustees' deferred compensation plan	69,695
Receivable from Calvert Investment Management, Inc.	24,125
Total assets	123,689,093

LIABILITIES
Payable for securities purchased	702,496
Payable for shares redeemed	429,348
Payable for futures contracts variation margin	38,875
Payable to Calvert Investment Distributors, Inc.	35,921
Payable to Calvert Investment Administrative Services, Inc.	12,058
Payable to Calvert Investment Services, Inc.	3,090
Payable for Trustees' fees and expenses	2,754
Trustees' deferred compensation plan	69,695
Accrued expenses and other liabilities	90,166
Total liabilities	1,384,403
NET ASSETS	$122,304,690

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 5,714,119 shares outstanding	$99,478,812
Class C: 1,108,998 shares outstanding	18,049,588
Class I: 58,241 shares outstanding	1,000,000
Class Y: 7,227 shares outstanding	125,251
Distributions in excess of net investment income	(88,905)
Accumulated net realized gain (loss)	50,869
Net unrealized appreciation (depreciation)	3,689,075
NET ASSETS	$122,304,690

NET ASSET VALUE PER SHARE
Class A (based on net assets of $103,538,728)	$18.12
Class C (based on net assets of $17,578,345)	$15.85
Class I (based on net assets of $1,056,414)	$18.14
Class Y (based on net assets of $131,203)	$18.15
See notes to financial statements.

22 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT ALLOCATION FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME	Calvert Conservative Allocation Fund	Calvert Moderate Allocation Fund	Calvert Aggressive Allocation Fund
Investment Income:
Dividend income from affiliated securities	$3,619,619	$4,675,701	$1,733,581
Dividend income from unaffiliated securities	43,019	83,961	52,333
Securities lending income	—	121	61
Interest income	8	15	8
Total investment income	3,662,646	4,759,798	1,785,983

Expenses:
Administrative fees	202,893	311,058	152,492
Transfer agency fees and expenses:
Class A	146,436	273,545	195,658
Class C	39,692	60,333	34,240
Class I (a)	2,147	612	612
Class Y (a)	2,165	2,162	2,154
Distribution Plan expenses:
Class A	309,475	492,165	249,481
Class C	323,788	420,382	171,849
Trustees' fees and expenses	17,403	26,572	13,033
Accounting fees	25,317	25,354	25,338
Custodian fees	43,681	43,926	40,899
Professional fees	34,935	38,533	33,470
Registration fees	34,542	37,782	32,509
Reports to shareholders	16,013	33,571	24,320
Contract services	96,084	292,695	77,502
Miscellaneous	16,697	15,796	8,811
Total expenses	1,311,268	2,074,486	1,062,368
Reimbursement from Advisor:
Class A	(282,554)	(324,586)	(348,951)
Class C	(60,076)	(77,245)	(48,903)
Class I (a)	(3,208)	(1,647)	(1,799)
Class Y (a)	(2,556)	(2,636)	(2,535)
Administrative fees waived	(7,586)	(11,837)	(5,750)
Net expenses	955,288	1,656,535	654,430
NET INVESTMENT INCOME	2,707,358	3,103,263	1,131,553
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 23

CALVERT ALLOCATION FUNDS STATEMENTS OF OPERATIONS - CONT’D YEAR ENDED SEPTEMBER 30, 2016
REALIZED AND UNREALIZED GAIN (LOSS)	Calvert Conservative Allocation Fund	Calvert Moderate Allocation Fund	Calvert Aggressive Allocation Fund
Net realized gain (loss) on:
Investments in unaffiliated securities	($179,524)	($271,222)	($131,192)
Investments in affiliated securities	1,489,228	17,271,960	9,731,986
Futures	(773,116)	(910,275)	(274,761)
Capital gain distributions from affiliated investments	1,830,258	4,846,964	3,033,352
Capital gain distributions from unaffiliated investments	17,109	49,962	39,067
	2,383,955	20,987,389	12,398,452

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	150,576	235,616	118,991
Investments in affiliated securities	3,500,498	(7,500,317)	(4,535,004)
Futures	(558,605)	(581,211)	(163,063)
	3,092,469	(7,845,912)	(4,579,076)

NET REALIZED AND UNREALIZED GAIN	5,476,424	13,141,477	7,819,376

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,183,782	$16,244,740	$8,950,929

(a) From May 20, 2016 inception.
See notes to financial statements.

24 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$2,707,358	$2,052,857
Net realized gain (loss)	2,383,955	4,826,500
Net change in unrealized appreciation (depreciation)	3,092,469	(5,232,870)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,183,782	1,646,487

Distributions to shareholders from:
Net investment income:
Class A shares	(2,343,775)	(1,795,869)
Class C shares	(349,630)	(257,442)
Class I shares (a)	(8,405)	—
Class Y shares (a)	(1,983)	—
Net realized gain:
Class A shares	(4,753,391)	(3,780,010)
Class C shares	(1,254,611)	(1,053,301)
Total distributions	(8,711,795)	(6,886,622)

Capital share transactions:
Shares sold:
Class A shares	35,860,887	36,241,561
Class C shares	7,594,658	9,130,945
Class I shares (a)	1,000,000	—
Class Y shares (a)	403,003	—
Reinvestment of distributions:
Class A shares	6,566,581	5,254,117
Class C shares	1,393,915	1,131,379
Class I shares (a)	8,405	—
Class Y shares (a)	1,983	—
Redemption fees:
Class A shares	—	96
Shares redeemed:
Class A shares	(23,287,750)	(16,696,197)
Class C shares	(4,474,018)	(4,422,091)
Class Y shares (a)	(3,974)	—
Total capital share transactions	25,063,690	30,639,810

TOTAL INCREASE IN NET ASSETS	24,535,677	25,399,675

NET ASSETS
Beginning of year	142,812,227	117,412,552
End of year (including undistributed net investment income of $19,815 and $11,213, respectively)	$167,347,904	$142,812,227
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 25

CALVERT CONSERVATIVE ALLOCATION FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares	2,210,495	2,118,350
Class C shares	473,596	538,322
Class I shares (a)	62,228	—
Class Y shares (a)	24,620	—
Reinvestment of distributions:
Class A shares	407,437	310,457
Class C shares	87,676	67,652
Class I shares (a)	517	—
Class Y shares (a)	121	—
Shares redeemed:
Class A shares	(1,441,367)	(975,144)
Class C shares	(277,824)	(261,111)
Class Y shares (a)	(241)	—
Total capital share activity	1,547,258	1,798,526

(a) From May 20, 2016 inception.
See notes to financial statements.

26 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$3,103,263	$2,294,821
Net realized gain (loss)	20,987,389	13,284,027
Net change in unrealized appreciation (depreciation)	(7,845,912)	(14,773,181)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,244,740	805,667

Distributions to shareholders from:
Net investment income:
Class A shares	(2,749,340)	(2,015,631)
Class C shares	(346,300)	(280,360)
Class I shares (a)	(4,593)	—
Class Y shares (a)	(963)	—
Net realized gain:
Class A shares	(20,286,828)	(8,361,092)
Class C shares	(4,514,786)	(1,848,044)
Total distributions	(27,902,810)	(12,505,127)

Capital share transactions:
Shares sold:
Class A shares	33,855,020	37,567,503
Class C shares	7,044,216	7,748,416
Class I shares (a)	1,000,000	—
Class Y shares (a)	391,072	—
Reinvestment of distributions:
Class A shares	21,894,759	9,820,361
Class C shares	4,377,995	1,905,018
Class I shares (a)	4,593	—
Class Y shares (a)	963	—
Redemption fees:
Class A shares	—	206
Class C shares	—	280
Shares redeemed:
Class A shares	(31,766,694)	(20,802,945)
Class C shares	(7,028,522)	(4,176,414)
Class Y shares (a)	(254)	—
Total capital share transactions	29,773,148	32,062,425

TOTAL INCREASE IN NET ASSETS	18,115,078	20,362,965

NET ASSETS
Beginning of year	229,932,456	209,569,491
End of year (including undistributed net investment income of $17,879 and $15,829, respectively)	$248,047,534	$229,932,456
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 27

CALVERT MODERATE ALLOCATION FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares	1,925,291	1,900,604
Class C shares	417,535	405,055
Class I shares (a)	58,480	—
Class Y shares (a)	22,208	—
Reinvestment of distributions:
Class A shares	1,263,831	505,231
Class C shares	263,626	101,462
Class I shares (a)	264	—
Class Y shares (a)	55	—
Shares redeemed:
Class A shares	(1,825,443)	(1,052,777)
Class C shares	(419,450)	(218,171)
Class Y shares (a)	(14)	—
Total capital share activity	1,706,383	1,641,404

(a) From May 20, 2016 inception.
See notes to financial statements.

28 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$1,131,553	$959,428
Net realized gain (loss)	12,398,452	8,454,805
Net change in unrealized appreciation (depreciation)	(4,579,076)	(10,095,776)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,950,929	(681,543)

Distributions to shareholders from:
Net investment income:
Class A shares	(874,747)	(898,536)
Class C shares	—	(118,856)
Net realized gain:
Class A shares	(12,520,504)	(5,217,327)
Class C shares	(2,394,715)	(1,034,039)
Total distributions	(15,789,966)	(7,268,758)

Capital share transactions:
Shares sold:
Class A shares	20,492,763	24,457,754
Class C shares	2,861,760	4,151,635
Class I shares (a)	1,000,000	—
Class Y shares (a)	125,251	—
Reinvestment of distributions:
Class A shares	12,959,041	5,871,770
Class C shares	2,204,296	1,072,226
Redemption fees:
Class A shares	—	120
Class C shares	—	19
Shares redeemed:
Class A shares	(18,153,215)	(12,824,083)
Class C shares	(2,674,124)	(2,017,036)
Total capital share transactions	18,815,772	20,712,405

TOTAL INCREASE IN NET ASSETS	11,976,735	12,762,104

NET ASSETS
Beginning of year	110,327,955	97,565,851
End of year (including distributions in excess of net investment income of ($88,905) and ($345,673), respectively)	$122,304,690	$110,327,955
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 29

CALVERT AGGRESSIVE ALLOCATION FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares	1,137,360	1,182,438
Class C shares	181,771	224,283
Class I shares (a)	58,241	—
Class Y shares (a)	7,227	—
Reinvestment of distributions:
Class A shares	739,616	292,725
Class C shares	144,071	59,647
Shares redeemed:
Class A shares	(1,023,579)	(628,431)
Class C shares	(169,665)	(109,216)
Total capital share activity	1,075,042	1,021,446
(a) From May 20, 2016 inception.
See notes to financial statements.

30 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Social Investment Fund (the “Trust”) was organized as a business trust under the laws of the state of Massachusetts by a Declaration of Trust filed on December 14, 1981, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates six (6) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each, a “Fund” and collectively, the “Funds”):

•	Calvert Conservative Allocation Fund (“Conservative”),

•	Calvert Moderate Allocation Fund (“Moderate”), and

•	Calvert Aggressive Allocation Fund (“Aggressive”).
The Funds are diversified and invest primarily in a combination of other Calvert equity and fixed income funds (the “Underlying Funds”). The operations of each series of the Trust, including the Funds, are accounted for separately. The Funds apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946).
Each Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Funds in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (“the Board”) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Funds to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Funds’ investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 31

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Funds investments by major category are as follows:
Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Valuation methodologies and policies of the Underlying Funds are included in their financial statements, which are available upon request.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
The following tables summarize the market value of each of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

CONSERVATIVE	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mutual Funds	$167,159,904	$—	$—	$167,159,904
TOTAL	$167,159,904	$—	$—	$167,159,904
Futures Contracts**	($301,232)	$—	$—	($301,232)

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year.

MODERATE	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mutual Funds	$247,926,844	$—	$—	$247,926,844
TOTAL	$247,926,844	$—	$—	$247,926,844
Futures Contracts**	($400,055)	$—	$—	($400,055)

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year.

AGGRESSIVE	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mutual Funds	$122,447,027	$—	$—	$122,447,027
TOTAL	$122,447,027	$—	$—	$122,447,027
Futures Contracts**	($127,097)	$—	$—	($127,097)

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year.
Futures Contracts: The Funds may purchase and sell futures contracts to facilitate the periodic rebalancing of the portfolios in order to maintain their target asset allocation, to make tactical asset allocations, and to assist in managing cash. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Funds may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.

32 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds' ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
During the year, the Funds used market index futures contracts as a substitute for direct investment in a particular asset class to facilitate rebalancing and implement tactical asset allocations. The Funds' futures contracts at year end are presented in the respective Fund’s Schedule of Investments.
At September 30, 2016, the Funds had the following derivatives, categorized by risk exposure:

CONSERVATIVE
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$—*	Unrealized depreciation on futures contracts	($301,232)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

MODERATE
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$24,240*	Unrealized depreciation on futures contracts	($424,295)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

AGGRESSIVE
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$2,693*	Unrealized depreciation on futures contracts	($129,790)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016 was as follows:

CONSERVATIVE		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	($773,116)	($558,605)
The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	6
Futures contracts short	(113)
* Averages are based on activity levels during the year ended September 30, 2016.

MODERATE		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	($910,275)	($581,211)

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 33

The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	43
Futures contracts short	(145)
* Averages are based on activity levels during the year ended September 30, 2016.

AGGRESSIVE		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	($274,761)	($163,063)
The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	8
Futures contracts short	(37)
* Averages are based on activity levels during the year ended September 30, 2016.
Security Transactions and Investment Income: Security transactions, including purchases and sales of shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date.Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Funds charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intends to continue to qualify as a regulated investment companies under the Internal Revenue Code and to distribute substantially all of their taxable earnings.
Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds

34 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, does receive advisory fees for managing the Underlying Funds.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017 for Class A and Class C shares and through January 31, 2018 for Class I and Class Y shares. The contractual expense caps are 0.44%, 0.44%, and 0.43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense caps are 1.19%, 1.19%, and 1.18% for Class C shares of Conservative, Moderate, and Aggressive, respectively. Prior to February 1, 2016, the expense caps were 0.44%, 0.80%, and 0.43% for Class A shares of Conservative, Moderate, and Aggressive, respectively, and 2.00% for Class C shares of each of the Funds. Effective May 20, 2016, the contractual expense caps are 0.09%, 0.09%, and 0.08% for Class I shares of Conservative, Moderate, and Aggressive, respectively, and 0.19%, 0.19%, and 0.18% for Class Y shares of Conservative, Moderate, and Aggressive, respectively. This expense limitation does not limit the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Portfolio’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.15% for Class A and C. CIAS and the Funds entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Funds commencing on February 1, 2016. CIAS voluntarily waived 0.03% (the amount of the administrative fee above 0.12%) for Class A and C shares of the Funds for the period from December 1, 2015 through January 31, 2016. During the year ended September 30, 2016, CIAS voluntarily waived $7,586, $11,837, and $5,750 for Conservative, Moderate and Aggressive, respectively.
Calvert Investment Distributors, Inc. ("CID"), an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted Distribution Plans that permit the Funds to pay certain expenses associated with the distribution and servicing of their shares. The expenses paid may not exceed 0.35% and 1.00% annually of average daily net assets of Class A and C, respectively, for each of the Funds. The amount actually paid by the Funds is an annualized fee, payable monthly, of 0.25% and 1.00% of the Funds’ average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses.
CID received $63,749, $97,267, and $64,519 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the year ended September 30, 2016.
Calvert Investment Services, Inc. ("CIS"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CIS received fees of $22,745, $51,392, and $37,131 for the year ended September 30, 2016 for Conservative, Moderate, and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund’s assets. Trustees' fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Purchases	$118,382,120	$159,047,337	$82,922,329
Sales	95,668,801	144,838,830	73,088,682
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 35

CONSERVATIVE
DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$2,929,025	$2,169,920
Long-term capital gains	5,782,770	4,716,702
Total	$8,711,795	$6,886,622

MODERATE
DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$3,300,944	$2,299,480
Long-term capital gains	24,601,866	10,205,647
Total	$27,902,810	$12,505,127

AGGRESSIVE
DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$978,980	$1,017,392
Long-term capital gains	14,810,986	6,251,366
Total	$15,789,966	$7,268,758
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Unrealized appreciation	$3,443,001	$4,490,938	$669,021
Unrealized (depreciation)	(552,692)	(474,988)	(350,675)
Net unrealized appreciation (depreciation)	$2,890,309	$4,015,950	$318,346

Undistributed ordinary income	$23,540	$23,443	$—
Undistributed long-term capital gain	$847,130	$5,034,883	$3,421,598
Late year ordinary and post October capital loss deferrals	$—	$—	($86,151)
Other temporary differences	($3,725)	($5,584)	($2,754)

Federal income tax cost of investments	$164,269,595	$243,910,894	$122,128,681
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, deferred Trustees’ fees and section 1256 contracts.
Reclassifications, as shown in the table below, have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. These permanent differences are primarily due to distributions redesignation and, for Conservative, 2015 excise tax paid.

CONSERVATIVE
Undistributed net investment income	$5,037
Accumulated net realized gain (loss)	25
Paid-in capital	(5,062)

MODERATE
Undistributed net investment income	($17)
Accumulated net realized gain (loss)	16
Paid-in capital	1

36 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

AGGRESSIVE
Undistributed net investment income	($38)
Accumulated net realized gain (loss)	38
NOTE D — SECURITIES LENDING
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered to be illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is plit between the Funds and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with the lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
The Funds did not have any securities on loan at September 30, 2016.
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Funds had no borrowings under the agreement during the year ended September 30, 2016.
NOTE F — AFFILIATED COMPANIES
The Funds invest primarily in a combination of other Calvert fixed-income and equity funds. These Underlying Funds are considered affiliated companies because Calvert Investment Management, Inc. provides investment advisory services for the Funds and the Underlying Funds. Information regarding the Funds' investments in these affiliated companies for the year ended September 30, 2016 is as follows:

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 37

CONSERVATIVE
Name of Affiliated Company	Market Value 9/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 9/30/16	Dividend Income	Capital Gain Distributions
Calvert Bond Portfolio, Class I	$77,842,681	$13,433,133	($46,995,612)	($442,065)	$1,656,772	$45,494,909	$1,370,278	$—
Calvert Capital Accumulation Fund, Class I	5,451,304	1,340,609	(408,366)	16,839	(561,168)	5,839,218	85,809	372,522
Calvert Emerging Markets Equity Fund, Class I	2,257,664	326,058	(135,984)	(8,565)	460,164	2,899,337	30,467	—
Calvert Equity Portfolio, Class I	9,831,005	—	(10,161,427)	1,021,421	(690,999)	—	—	—
Calvert Green Bond Fund, Class I	6,826,020	780,569	(6,731,481)	95,876	18,244	989,228	93,418	—
Calvert High Yield Bond Fund, Class I	—	11,765,333	(5,406,578)	116,559	424,156	6,899,470	410,207	—
Calvert International Equity Fund, Class I	5,904,529	2,581,182	(679,918)	132,872	(134,846)	7,803,819	103,231	—
Calvert International Opportunities Fund, Class I	3,242,932	1,041,671	(407,950)	4,947	50,961	3,932,561	47,756	107,145
Calvert Large Cap Core Portfolio, Class I	14,059,448	32,966	(14,555,368)	391,535	71,419	—	—	—
Calvert Small Cap Fund, Class I	7,352,229	1,512,404	(566,951)	(88,635)	87,142	8,296,189	212,211	413,421
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	5,018,026	15,008,436	(1,222,606)	224,214	255,764	19,283,834	296,255	937,170
Calvert U.S. Large Cap Growth Responsible Index Fund, Class I	—	6,134,366	(701,273)	14,211	412,618	5,859,922	16,134	—
Calvert U.S. Large Cap Value Responsible Index Fund, Class I	—	10,466,957	(813,410)	2,849	770,762	10,427,158	54,144	—
Calvert Ultra Short Income Fund, Class I	—	31,423,089	(3,826,711)	3,711	171,065	27,771,154	328,749	—
Calvert Unconstrained Bond Fund, Class I	—	22,535,347	(1,384,145)	3,459	508,444	21,663,105	570,960	—
TOTALS	$137,785,838	$118,382,120	($93,997,780)	$1,489,228	$3,500,498	$167,159,904	$3,619,619	$1,830,258

38 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

MODERATE
Name of Affiliated Company	Market Value 9/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 9/30/16	Dividend Income	Capital Gain Distributions
Calvert Bond Portfolio, Class I	$56,863,328	$7,406,390	($24,772,408)	$7,792	$1,142,193	$40,647,295	$1,173,788	$—
Calvert Capital Accumulation Fund, Class I	11,996,605	2,133,412	(1,118,365)	347,919	(1,536,077)	11,823,494	184,570	801,276
Calvert Emerging Markets Equity Fund, Class I	7,425,314	808,198	(671,017)	(78,941)	1,497,964	8,981,518	98,684	—
Calvert Equity Portfolio, Class I	37,749,769	—	(39,018,608)	8,350,931	(7,082,092)	—	—	—
Calvert Green Bond Fund, Class I	5,504,606	337,233	(5,002,960)	90,815	16,976	946,670	82,884	—
Calvert High Yield Bond Fund, Class I	—	10,539,642	(3,540,289)	53,198	461,044	7,513,595	393,101	—
Calvert International Equity Fund, Class I	18,738,715	4,459,662	(2,236,729)	437,213	(598,575)	20,800,286	315,613	—
Calvert International Opportunities Fund, Class I	11,756,633	2,336,417	(1,342,038)	160,824	(13,969)	12,897,867	165,876	372,512
Calvert Large Cap Core Portfolio, Class I	44,448,405	251,719	(46,164,747)	6,582,068	(5,117,445)	—	—	—
Calvert Small Cap Fund, Class I	20,383,808	3,126,157	(1,579,037)	401,171	(461,491)	21,870,608	578,991	1,128,136
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	6,828,015	45,645,979	(3,802,439)	838,631	(18,930)	49,491,256	803,783	2,545,040
Calvert U.S. Large Cap Growth Responsible Index Fund, Class I	—	18,926,260	(2,026,381)	49,050	1,297,124	18,246,053	53,487	—
Calvert U.S. Large Cap Value Responsible Index Fund, Class I	—	33,208,021	(3,131,419)	22,924	2,366,770	32,466,296	180,669	—
Calvert Ultra-Short Income Fund, Class I	—	6,750,227	(6,554,318)	2,828	181	198,918	21,316	—
Calvert Unconstrained Bond Fund, Class I	—	23,118,020	(1,626,579)	5,537	546,010	22,042,988	622,939	—
TOTALS	$221,695,198	$159,047,337	($142,587,334)	$17,271,960	($7,500,317)	$247,926,844	$4,675,701	$4,846,964

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 39

AGGRESSIVE
Name of Affiliated Company	Market Value 9/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 9/30/16	Dividend Income	Capital Gain Distributions
Calvert Bond Portfolio, Class I	$3,519,569	$2,380,690	($1,594,539)	$5,265	$162,358	$4,473,343	$134,926	$—
Calvert Capital Accumulation Fund, Class I	6,938,589	1,437,158	(728,729)	316,420	(1,003,198)	6,960,240	107,688	467,505
Calvert Emerging Markets Equity Fund, Class I	4,526,404	1,005,391	(607,275)	(68,163)	962,596	5,818,953	61,549	—
Calvert Equity Portfolio, Class I	23,609,539	—	(24,399,795)	5,176,045	(4,385,789)	—	—	—
Calvert Green Bond Fund, Class I	1,444,436	58,835	(1,495,783)	(3,895)	(3,593)	—	6,458	—
Calvert International Equity Fund, Class I	12,806,938	2,969,714	(1,700,368)	164,172	(296,701)	13,943,755	219,809	—
Calvert International Opportunities Fund, Class I	9,786,067	1,691,017	(976,035)	104,856	24,007	10,629,912	139,601	312,994
Calvert Large Cap Core Portfolio, Class I	28,677,134	465,490	(30,095,899)	3,345,854	(2,392,579)	—	—	—
Calvert Small Cap Fund, Class I	11,167,634	2,176,850	(1,146,639)	221,544	(243,168)	12,176,221	321,650	626,681
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	4,019,741	30,148,706	(2,862,167)	405,998	143,831	31,856,109	513,873	1,626,172
Calvert U.S. Large Cap Growth Responsible Index Fund, Class I	—	12,334,268	(1,170,589)	35,448	859,853	12,058,980	34,569	—
Calvert U.S. Large Cap Value Responsible Index Fund, Class I	—	22,321,758	(2,224,120)	27,060	1,581,936	21,706,634	119,795	—
Calvert Ultra Short Income Fund, Class I	—	2,956,166	(2,956,891)	725	—	—	6,928	—
Calvert Unconstrained Bond Fund, Class I	—	2,976,286	(209,506)	657	55,443	2,822,880	66,735	—
TOTALS	$106,496,051	$82,922,329	($72,168,335)	$9,731,986	($4,535,004)	$122,447,027	$1,733,581	$3,033,352
NOTE G — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE H — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

40 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, the Fund considers certain distributions paid during the year as:

Fund Name	(a) Long-term Capital Gain	(b) Qualified Dividend Income %	(c) (for corporate shareholders) Dividends Received Deduction %
Conservative	$5,782,770	26.4	19.4
Moderate	24,601,866	66.9	47.1
Aggressive	14,810,986	100.0	97.4
(a) The Fund considers the amount shown above as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.
(b) The Fund considers the percentage shown above of ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.
(c) The Fund considers the percentage shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 41

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$16.59	$17.22	$16.88	$16.45	$15.01
Income from investment operations:
Net investment income	0.31	0.30	0.29	0.38	0.40
Net realized and unrealized gain (loss)	0.55	0.05	0.83	0.74	1.65
Total from investment operations	0.86	0.35	1.12	1.12	2.05
Distributions from:
Net investment income	(0.30)	(0.29)	(0.29)	(0.39)	(0.40)
Net realized gain	(0.67)	(0.69)	(0.49)	(0.30)	(0.21)
Total distributions	(0.97)	(0.98)	(0.78)	(0.69)	(0.61)
Total increase (decrease) in net asset value	(0.11)	(0.63)	0.34	0.43	1.44
Net asset value, ending	$16.48	$16.59	$17.22	$16.88	$16.45
Total return (b)	5.42%	2.01%	6.78%	7.07%	13.96%
Ratios to average net assets: (c)(d)
Net investment income	1.90%	1.76%	1.71%	2.31%	2.53%
Total expenses	0.67%	0.69%	0.68%	0.68%	0.77%
Net expenses	0.44%	0.44%	0.44%	0.44%	0.44%
Portfolio turnover	61%	8%	17%	31%	26%
Net assets, ending (in thousands)	$131,576	$112,881	$92,150	$73,305	$53,431

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the income or expenses of the Underlying Funds.
See notes to financial statements.

42 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$16.40	$17.06	$16.74	$16.32	$14.90
Income from investment operations:
Net investment income	0.17	0.13	0.13	0.21	0.24
Net realized and unrealized gain (loss)	0.55	0.06	0.81	0.74	1.62
Total from investment operations	0.72	0.19	0.94	0.95	1.86
Distributions from:
Net investment income	(0.17)	(0.16)	(0.13)	(0.23)	(0.23)
Net realized gain	(0.67)	(0.69)	(0.49)	(0.30)	(0.21)
Total distributions	(0.84)	(0.85)	(0.62)	(0.53)	(0.44)
Total increase (decrease) in net asset value	(0.12)	(0.66)	0.32	0.42	1.42
Net asset value, ending	$16.28	$16.40	$17.06	$16.74	$16.32
Total return (b)	4.57%	1.03%	5.71%	6.02%	12.73%
Ratios to average net assets: (c)(d)
Net investment income	1.07%	0.76%	0.73%	1.30%	1.45%
Total expenses	1.46%	1.44%	1.40%	1.44%	1.51%
Net expenses	1.27%	1.44%	1.40%	1.44%	1.51%
Portfolio turnover	61%	8%	17%	31%	26%
Net assets, ending (in thousands)	$34,334	$29,932	$25,263	$20,675	$15,209

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the income or expenses of the Underlying Funds.
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 43

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS I SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$16.07
Income from investment operations:
Net investment income	0.11
Net realized and unrealized gain (loss)	0.43
Total from investment operations	0.54
Distributions from:
Net investment income	(0.13)
Total distributions	(0.13)
Total increase (decrease) in net asset value	0.41
Net asset value, ending	$16.48
Total return (c)	3.40%
Ratios to average net assets: (d)(e)
Net investment income	1.93%(f)
Total expenses	0.97%(f)
Net expenses	0.09%(f)
Portfolio turnover	61%
Net assets, ending (in thousands)	$1,034

(a) Per share figures are calculated using the Average Shares Method.
(b) From May 20, 2016 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Amounts do not include the income or expenses of the Underlying Funds.
(f) Annualized.
See notes to financial statements.

44 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS Y SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$16.07
Income from investment operations:
Net investment income	0.12
Net realized and unrealized gain (loss)	0.41
Total from investment operations	0.53
Distributions from:
Net investment income	(0.13)
Total distributions	(0.13)
Total increase (decrease) in net asset value	0.40
Net asset value, ending	$16.47
Total return (c)	3.32%
Ratios to average net assets: (d)(e)
Net investment income	2.16%(f)
Total expenses	4.98%(f)
Net expenses	0.19%(f)
Portfolio turnover	61%
Net assets, ending (in thousands)	$404

(a) Per share figures are calculated using the Average Shares Method.
(b) From May 20, 2016 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Amounts do not include the income or expenses of the Underlying Funds.
(f) Annualized.
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 45

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014	September 30, 2013	September 30, 2012
Net asset value, beginning	$18.84	$19.80	$19.04	$16.89	$14.51
Income from investment operations:
Net investment income	0.25	0.23	0.20	0.20	0.21
Net realized and unrealized gain (loss)	1.00	(0.04)	1.34	2.14	2.36
Total from investment operations	1.25	0.19	1.54	2.34	2.57
Distributions from:
Net investment income	(0.24)	(0.21)	(0.19)	(0.19)	(0.19)
Net realized gain	(1.99)	(0.94)	(0.59)	—	—
Total distributions	(2.23)	(1.15)	(0.78)	(0.19)	(0.19)
Total increase (decrease) in net asset value	(0.98)	(0.96)	0.76	2.15	2.38
Net asset value, ending	$17.86	$18.84	$19.80	$19.04	$16.89
Total return (b)	7.16%	0.86%	8.27%	14.02%	17.89%
Ratios to average net assets: (c)(d)
Net investment income	1.43%	1.14%	1.01%	1.12%	1.28%
Total expenses	0.73%	0.67%	0.64%	0.69%	0.72%
Net expenses	0.56%	0.67%	0.64%	0.69%	0.72%
Portfolio turnover	61%	8%	10%	27%	25%
Net assets, ending (in thousands)	$203,907	$189,372	$172,244	$143,215	$117,550

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the income or expenses of the Underlying Funds.
See notes to financial statements.

46 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014	September 30, 2013	September 30, 2012
Net asset value, beginning	$18.16	$19.19	$18.55	$16.52	$14.26
Income from investment operations:
Net investment income	0.11	0.07	0.09	0.09	0.09
Net realized and unrealized gain (loss)	0.97	(0.02)	1.26	2.08	2.31
Total from investment operations	1.08	0.05	1.35	2.17	2.40
Distributions from:
Net investment income	(0.14)	(0.14)	(0.12)	(0.14)	(0.14)
Net realized gain	(1.99)	(0.94)	(0.59)	—	—
Total distributions	(2.13)	(1.08)	(0.71)	(0.14)	(0.14)
Total increase (decrease) in net asset value	(1.05)	(1.03)	0.64	2.03	2.26
Net asset value, ending	$17.11	$18.16	$19.19	$18.55	$16.52
Total return (b)	6.37%	0.09%	7.44%	13.21%	16.96%
Ratios to average net assets: (c)(d)
Net investment income	0.68%	0.37%	0.28%	0.38%	0.55%
Total expenses	1.51%	1.42%	1.38%	1.42%	1.45%
Net expenses	1.32%	1.42%	1.38%	1.42%	1.45%
Portfolio turnover	61%	8%	10%	27%	25%
Net assets, ending (in thousands)	$42,695	$40,560	$37,326	$31,242	$24,869

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the income or expenses of the Underlying Funds.
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 47

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS I SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$17.10
Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain (loss)	0.76
Total from investment operations	0.83
Distributions from:
Net investment income	(0.08)
Total distributions	(0.08)
Total increase (decrease) in net asset value	0.75
Net asset value, ending	$17.85
Total return (c)	4.86%
Ratios to average net assets: (d)(e)
Net investment income	1.06%(f)
Total expenses	0.54%(f)
Net expenses	0.09%(f)
Portfolio turnover	61%
Net assets, ending (in thousands)	$1,049

(a) Per share figures are calculated using the Average Shares Method.
(b) From May 20, 2016 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Amounts do not include the income or expenses of the Underlying Funds.
(f) Annualized.
See notes to financial statements.

48 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS Y SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$17.10
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain (loss)	0.76
Total from investment operations	0.82
Distributions from:
Net investment income	(0.07)
Total distributions	(0.07)
Total increase (decrease) in net asset value	0.75
Net asset value, ending	$17.85
Total return (c)	4.83%
Ratios to average net assets: (d)(e)
Net investment income	0.99%(f)
Total expenses	4.44%(f)
Net expenses	0.19%(f)
Portfolio turnover	61%
Net assets, ending (in thousands)	$397

(a) Per share figures are calculated using the Average Shares Method.
(b) From May 20, 2016 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Amounts do not include the income or expenses of the Underlying Funds.
(f) Annualized.
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 49

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012
Net asset value, beginning	$19.32	$20.68	$19.38	$16.15	$13.47
Income from investment operations:
Net investment income	0.19	0.21	0.18	0.11	0.12
Net realized and unrealized gain (loss)	1.25	(0.08)	1.70	3.23	2.68
Total from investment operations	1.44	0.13	1.88	3.34	2.80
Distributions from:
Net investment income	(0.15)	(0.21)	(0.18)	(0.11)	(0.12)
Net realized gain	(2.49)	(1.28)	(0.40)	—	—
Total distributions	(2.64)	(1.49)	(0.58)	(0.11)	(0.12)
Total increase (decrease) in net asset value	(1.20)	(1.36)	1.30	3.23	2.68
Net asset value, ending	$18.12	$19.32	$20.68	$19.38	$16.15
Total return (b)	8.03%	0.41%	9.85%	20.82%	20.88%
Ratios to average net assets: (c)(d)
Net investment income	1.10%	1.04%	0.88%	0.62%	0.80%
Total expenses	0.78%	0.77%	0.76%	0.81%	0.86%
Net expenses	0.43%	0.43%	0.43%	0.43%	0.43%
Portfolio turnover	62%	10%	15%	31%	24%
Net assets, ending (in thousands)	$103,539	$93,928	$83,009	$72,318	$60,495

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the income or expenses of the Underlying Funds.
See notes to financial statements.

50 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012
Net asset value, beginning	$17.21	$18.71	$17.71	$14.89	$12.57
Income from investment operations:
Net investment income (loss)	0.03	(0.01)	(0.06)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	1.10	(0.07)	1.58	2.93	2.50
Total from investment operations	1.13	(0.08)	1.52	2.88	2.43
Distributions from:
Net investment income	—	(0.14)	(0.12)	(0.06)	(0.11)
Net realized gain	(2.49)	(1.28)	(0.40)	—	—
Total distributions	(2.49)	(1.42)	(0.52)	(0.06)	(0.11)
Total increase (decrease) in net asset value	(1.36)	(1.50)	1.00	2.82	2.32
Net asset value, ending	$15.85	$17.21	$18.71	$17.71	$14.89
Total return (b)	7.06%	(0.72%)	8.66%	19.39%	19.43%
Ratios to average net assets: (c)(d)
Net investment income (loss)	0.20%	(0.05%)	(0.30%)	(0.61%)	(0.46%)
Total expenses	1.60%	1.55%	1.53%	1.63%	1.69%
Net expenses	1.31%	1.55%	1.53%	1.63%	1.69%
Portfolio turnover	62%	10%	15%	31%	24%
Net assets, ending (in thousands)	$17,578	$16,400	$14,557	$11,234	$8,381

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the income or expenses of the Underlying Funds.
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 51

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS I SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$17.17
Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain (loss)	0.96
Total from investment operations	0.97
Total increase (decrease) in net asset value	0.97
Net asset value, ending	$18.14
Total return (c)	5.65%
Ratios to average net assets: (d)(e)
Net investment income	0.19%(f)
Total expenses	0.57%(f)
Net expenses	0.08%(f)
Portfolio turnover	62%
Net assets, ending (in thousands)	$1,056

(a) Per share figures are calculated using the Average Shares Method.
(b) From May 20, 2016 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Amounts do not include the income or expenses of the Underlying Funds.
(f) Annualized.
See notes to financial statements.

52 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS Y SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$17.17
Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain (loss)	0.97
Total from investment operations	0.98
Total increase (decrease) in net asset value	0.98
Net asset value, ending	$18.15
Total return (c)	5.71%
Ratios to average net assets: (d)(e)
Net investment income	0.09%(f)
Total expenses	6.83%(f)
Net expenses	0.18%(f)
Portfolio turnover	62%
Net assets, ending (in thousands)	$131

(a) Per share figures are calculated using the Average Shares Method.
(b) From May 20, 2016 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Amounts do not include the income or expenses of the Underlying Funds.
(f) Annualized.
See notes to financial statements.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 53

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

54 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED) 55

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

56 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED) 57

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CALVERT ASSET ALLOCATION FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

(a)
As of September 30, 2016, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by the report, the Registrant adopted a revised Code of Ethics, which reflected immaterial changes to the provisions of the Code of Ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	The Code of Ethics is attached as an Exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Miles D. Harper, III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/15
	$	% *	$	%*

(a) Audit Fees	$199,798**	0%	$177,210	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$31,100	0%	$21,700	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$230,898	0%	$198,910	0%
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

** Includes fees related to annual audits and review of standard regulatory filings
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/15
$	%*	$	%*

$—	0%*	$340,000	0%*
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: November 23, 2016

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: November 23, 2016